                                                                      Exhibit 99

                        [LOGO] Banc of America Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-J
$603,633,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 3-A-1 and 4-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America

October 4, 2004

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                   To Roll/(1)/
-----------------------------------------------------------------------------------------------------------
                                                                         Expected               Expected
                                                   Est.   Est. Prin.   Maturity to               Ratings
           Approx.                                 WAL      Window      Roll @ 25%   Delay   ([S&P/Fitch/
Class    Size/(2)/    Interest - Principal Type   (yrs)      (mos)         CPR        Days   Moody's])/(3)/
-----   -----------   -------------------------   -----   ----------   -----------   -----   --------------
Offered Certificates
1-A-1    60,989,500   Variable - Pass-thru/(4)/    1.94      1 - 35      09/25/07      24     AAA /AAA /Aaa
1-A-2    60,989,500   Variable - Pass-thru/(4)/    1.94      1 - 35      09/25/07      24     AAA /AAA /Aaa
2-A-1   127,215,000   Variable - Pass-thru/(5)/    2.57      1 - 59      09/25/09      24     AAA /AAA /Aaa
2-A-2   246,946,000   Variable - Pass-thru/(5)/    2.57      1 - 59      09/25/09      24     AAA /AAA /Aaa
3-A-1    50,929,000   Variable - Pass-thru/(6)/    2.90      1 - 83      09/25/11      24     AAA /AAA /Aaa
4-A-1    56,564,000   Variable - Pass-thru/(7)/    3.18     1 - 119      09/25/14      24     AAA /AAA /Aaa

Not Offered Hereunder
B-1     $10,943,000                                                                                    N.A.
B-2       4,376,000                                                                                    N.A.
B-3       1,876,000                                                                                    N.A.
B-4       1,875,000                                                                                    N.A.
B-5         626,000                                                                                    N.A.
B-6       1,875,651                                                                                    N.A.
1-A-R           100                                                                                    N.A.
1-IO            TBD      Fixed -Interest Only                                                          N.A.
2-IO            TBD      Fixed -Interest Only                                                          N.A.
3-IO            TBD      Fixed -Interest Only                                                          N.A.
4-IO            TBD      Fixed -Interest Only                                                          N.A.
-----------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of September 2007, September 2009, September 2011 and September 2014 respectively.

/(2)/ Class sizes are subject to change.

/(3)/ Two of the three Rating Agencies will rate the Senior Certificates.

/(4)/ For each Distribution Date occurring prior to October 2007, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 1-A-1 and Class 1-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after October 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to October 2009, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after October 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to October 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after October 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(7)/ For each Distribution Date occurring prior to October 2014, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after October 2014, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------------------------------------------------

                                                   Est.   Est. Prin.      Expected                       Expected
          Approx.                                  WAL      Window         Final       Delay              Ratings
Class    Size/(1)/    Interest - Principal Type   (yrs)   (mos)/(2)/   Maturity/(2)/    Days   ([S&P/Fitch/ Moody's])/(3)/
-----   -----------   -------------------------   -----   ----------   -------------   -----   ---------------------------
Offered Certificates
1-A-1    60,989,500   Variable - Pass-thru/(4)/    3.26     1 - 360       10/25/34       24           AAA /AAA /Aaa
1-A-2    60,989,500   Variable - Pass-thru/(4)/    3.26     1 - 360       10/25/34       24           AAA /AAA /Aaa
2-A-1   127,215,000   Variable - Pass-thru/(5)/    3.30     1 - 360       10/25/34       24           AAA /AAA /Aaa
2-A-2   246,946,000   Variable - Pass-thru/(5)/    3.30     1 - 360       10/25/34       24           AAA /AAA /Aaa
3-A-1    50,929,000   Variable - Pass-thru/(6)/    3.29     1 - 360       10/25/34       24           AAA /AAA /Aaa
4-A-1    56,564,000   Variable - Pass-thru/(7)/    3.35     1 - 360       10/25/34       24           AAA /AAA /Aaa
--------------------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ Two of the three Rating Agencies will rate the Senior Certificates.

/(4)/ For each Distribution Date occurring prior to October 2007, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 1-A-1 and Class 1-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after October 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to October 2009, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and Class 2-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after October 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to October 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after October 2011, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(7)/ For each Distribution Date occurring prior to October 2014, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after October 2014, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Transaction:                     Banc of America Mortgage Securities, Inc.

                                 Mortgage Pass-Through Certificates, Series
                                 2004-J

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Bear, Stearns & Co. and Lehman Brothers, Inc.

Seller and Servicer:             Bank of America, N.A.

Trustee:                         Wells Fargo Bank, N.A.

Rating Agencies:                 At least two of the following on the Class A
                                 Certificates and at least one of the following on the Subordinate Certificates: Moody's
                                 Investors Service, Inc., Standard & Poor's or
                                 Fitch Ratings.

Transaction Size:                $625,204,752

Securities Offered:              $60,989,500 Class 1-A-1 Certificates

                                 $60,989,500 Class 1-A-2 Certificates

                                 $127,215,000 Class 2-A-1 Certificates

                                 $246,946,000 Class 2-A-2 Certificates

                                 $50,929,000 Class 3-A-1 Certificates

                                 $56,564,000 Class 4-A-1 Certificates

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 59.92% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 66.00% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately
                                 0.42% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:              7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 44.40% of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 4 Collateral:              10/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 4 Mortgage Loans
                                 have a fixed interest rate for approximately 10
                                 years and thereafter the Mortgage Loans have a
                                 variable interest rate. Approximately 75.00% of
                                 the Group 4 Mortgage Loans require only
                                 payments of interest until the month following
                                 the first rate adjustment date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Expected Pricing Date:           Week of October 4, 2004

Expected Closing Date:           October 28, 2004

Collection Period:               The calendar month preceding the current
                                 Distribution Date.

Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Payment Date: November 26,
                                 2004)

Cut-Off Date:                    October 1, 2004

Class A Certificates:            Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 3-A-1
                                 and 4-A-1 Certificates (the "Class A
                                 Certificates"). The Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1, 1-A-2 and 1-A-R

Group 2-A Certificates:          Class 2-A-1 and 2-A-2

Group 3-A Certificates:          Class 3-A-1

Group 4-A Certificates:          Class 4-A-1

Day Count:                       30/360

Group 1, Group 2, Group 3 and    25% CPR
Group 4 Prepayment Speed:

Clearing:                        DTC, Clearstream and Euroclear

Denominations:                    Original Certificate      Minimum       Incremental
                                          Form           Denominations   Denominations
                                  --------------------   -------------   -------------
   Class A Offered Certificates        Book Entry            $1,000            $1

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 Aggregate Principal Balance of the Mortgage
                                 Loans declines to 10% or less of the Aggregate
                                 Principal Balance as of the Cut-Off Date
                                 ("Cut-Off Date Pool Principal Balance").
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount for Group
                                 1 will generally be allocated first to the Class 1-A-R and then concurrently to the Class
                                 1-A-1 and Class 1-A-2 Certificates until their class balances have been reduced to zero. The
                                 Senior Principal Distribution Amount for Group
                                 2 will generally be allocated concurrently to the Class 2-A-1 and Class 2-A-2 Certificates until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balances have been reduced to zero. The Senior
                                 Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1
                                 Certificates until their class balances have been reduced to zero. The Subordinate Principal
                                 Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of the other
                                 Group (Please see the Priority of Distributions section.)

Interest Accrual:                Interest will accrue on the Class 1-A-1, Class
                                 1-A-2, Class 2-A-1, Class 2-A-2, Class 3-A-1 and Class 4-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest
                                 Accrual Period"). The initial Interest Accrual
                                 Period will be deemed to have commenced on October 1, 2004. Interest which accrues on such class of Certificates during an Interest
                                 Accrual Period will be calculated on the assumption that distributions which reduce the class balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.
                                 Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments
                                 received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing
                                 compensation payable to the Servicer in respect
                                 of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a
                                 rate (the "Administrative Fee Rate") equal to
                                 the sum of the Servicing Fee Rate for such
                                 Mortgage Loan and the Trustee Fee Rate. The
                                 "Trustee Fee Rate" will be [0.0035%] per annum.
                                 The Servicing Fee Rate for Loan Group 1 will be
                                 0.375% per annum and the Servicing Fee Rate for
                                 Loan Group 2, Loan Group 3 and Loan Group 4
                                 will be 0.250% per annum.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                 Servicing Fee) and principal corresponding to the related Collection Period for such Loan
                                 Group, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted
                                 Mortgage Loans in such Loan Group, by
                                 foreclosure or otherwise, during the related
                                 Collection Period (in each case, net of
                                 unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                 Loans in such Loan Group corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool
                                 Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for
                                 such Loan Group for such date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Senior Prepayment Percentage:    For the following Distribution Dates, will be
                                 as follows:

                                 Distribution Date                    Senior Prepayment Percentage
                                 ----------------------------------   ---------------------------------------
                                 November 2004 through October 2011   100%;

                                 November 2011 through October 2012   the applicable  Senior Percentage plus,
                                                                      70% of the applicable Subordinate
                                                                      Percentage;

                                 November 2012 through October 2013   the applicable  Senior Percentage plus,
                                                                      60% of the applicable Subordinate
                                                                      Percentage;

                                 November 2013 through October 2014   the applicable  Senior Percentage plus,
                                                                      40% of the applicable Subordinate
                                                                      Percentage;

                                 November 2014 through October 2015   the applicable  Senior Percentage plus,
                                                                      20% of the applicable Subordinate
                                                                      Percentage;

                                 November 2015 and thereafter         the applicable Senior Percentage;

                                 provided, however,

                                 (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any
                                      Distribution Date prior to the November
                                      2007 Distribution Date, prior to giving
                                      effect to any distributions, the
                                      percentage equal to the aggregate class
                                      balance of the Subordinate Certificates
                                      divided by the aggregate Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on or
                                      after the November 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                    Subordination of Class B Certificates /(1)/
                            ------------------------
                                     Class A
                            Credit Support ([3.45%])
                            ------------------------
                                    Class B-1
                            Credit Support ([1.70%])
                            ------------------------
                                    Class B-2
                            Credit Support ([1.00%])    Order of
         Priority of        ------------------------      Loss
           Payment                  Class B-3          Allocation
                            Credit Support ([0.70%])
                            ------------------------
                                    Class B-4
                            Credit Support ([0.40%])
                            ------------------------
                                    Class B-5
                            Credit Support ([0.30%])
                            ------------------------
                                    Class B-6
                            Credit Support ([0.00%])
                            ------------------------

/(1)/ Subordination sizes are preliminary and subject to change.

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
 ------------------------------------------------------------------------------
                             First, to the Trustee;
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
        Second, to the Class 1-IO, Class 2-IO, Class 3-IO and Class 4-IO
                          Certificates to pay Interest;
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
      Fourth, to the Class A Certificates of each Group to pay Principal;
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with
          Class B-1 Certificates, until each class balance is zero; and
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
 ------------------------------------------------------------------------------

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Roll/(1)/

1-A-1

-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00            3.552        3.536        3.526        3.516         3.505        3.477        3.442
Average Life (Years)       2.676        2.291        2.112        1.942         1.783        1.490        1.230
Modified Duration          2.503        2.150        1.985        1.829         1.682        1.412        1.171
Principal Window Begin   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004
Principal Window End     09/25/2007   09/25/2007   09/25/2007   09/25/2007   09/25/2007   09/25/2007   09/25/2007
Principal # Months           35           35           35           35           35           35           35

1-A-2

-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00            3.804        3.720        3.671        3.616         3.555        3.410        3.224
Average Life (Years)       2.676        2.291        2.112        1.942         1.783        1.490        1.230
Modified Duration          2.480        2.134        1.973        1.820         1.676        1.410        1.173
Principal Window Begin   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004
Principal Window End     09/25/2007   09/25/2007   09/25/2007   09/25/2007   09/25/2007   09/25/2007   09/25/2007
Principal # Months           35           35           35           35           35           35           35

2-A-1

-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00            4.171        4.150        4.138        4.124         4.108        4.071        4.023
Average Life (Years)       4.275        3.311        2.917        2.570         2.262        1.754        1.360
Modified Duration          3.810        2.982        2.641        2.338         2.070        1.623        1.272
Principal Window Begin   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004
Principal Window End     09/25/2009   09/25/2009   09/25/2009   09/25/2009   09/25/2009   09/25/2009   09/25/2009
Principal # Months           59           59           59           59           59           59           59

2-A-2

-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00            4.492        4.396        4.339        4.275         4.202        4.028        3.806
Average Life (Years)       4.275        3.311        2.917        2.570         2.262        1.754        1.360
Modified Duration          3.761        2.954        2.621        2.325         2.062        1.622        1.276
Principal Window Begin   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004
Principal Window End     09/25/2009   09/25/2009   09/25/2009   09/25/2009   09/25/2009   09/25/2009   09/25/2009
Principal # Months           59           59           59           59           59           59           59

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of September 2007, September 2009, September 2011 and September 2014 respectively.

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

                           Bond Summary to Roll/(1)/

3-A-1

-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.834        4.728        4.665        4.593        4.511        4.318        4.078
Average Life (Years)        5.633        3.999        3.398        2.896        2.477        1.838        1.387
Modified Duration           4.725        3.441        2.961        2.555        2.212        1.679        1.292
Principal Window Begin   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004
Principal Window End     09/25/2011   09/25/2011   09/25/2011   09/25/2011   09/25/2011   09/25/2011   09/25/2011
Principal # Months             83           83           83           83           83           83           83

4-A-1

-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             5.139        5.022        4.951        4.871        4.781        4.573        4.322
Average Life (Years)        7.571        4.773        3.877        3.185        2.646        1.893        1.404
Modified Duration           5.925        3.923        3.259        2.734        2.316        1.711        1.300
Principal Window Begin   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004
Principal Window End     09/25/2014   09/25/2014   09/25/2014   09/25/2014   09/25/2014   09/25/2014   09/25/2014
Principal # Months            119          119          119          119          119          119          119

     /(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group
          2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of September 2007, September 2009, September 2011 and September 2014 respectively.

Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Maturity

1-A-1

-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.140        3.982        3.907        3.837        3.770        3.650        3.545
Average Life (Years)       11.326        5.394        4.115        3.264        2.664        1.884        1.397
Modified Duration           8.204        4.459        3.534        2.882        2.400        1.743        1.314
Principal Window Begin   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004
Principal Window End     10/25/2034   10/25/2034   10/25/2034   10/25/2034   10/25/2034   10/25/2034   12/25/2031
Principal # Months            360          360          360          360          360          360          326

1-A-2

-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%           20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.216        4.069        3.987        3.899        3.804        3.595        3.350
Average Life (Years)       11.326        5.394        4.115        3.264        2.664        1.884        1.397
Modified Duration           8.055        4.398        3.494        2.856        2.384        1.738        1.316
Principal Window Begin   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004
Principal Window End     10/25/2034   10/25/2034   10/25/2034   10/25/2034   10/25/2034   10/25/2034   12/25/2031
Principal # Months            360          360          360          360          360          360          326

2-A-1

-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%           20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.362        4.274        4.234        4.198        4.163        4.099        4.036
Average Life (Years)       11.583        5.480        4.169        3.299        2.687        1.894        1.401
Modified Duration           8.181        4.432        3.510        2.859        2.380        1.728        1.304
Principal Window Begin   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004
Principal Window End     10/25/2034   10/25/2034   10/25/2034   10/25/2034   10/25/2034   10/25/2034   10/25/2032
Principal # Months            360          360          360          360          360          360          336

Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Maturity

2-A-2

-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.512        4.439        4.386        4.321        4.244        4.058        3.823
Average Life (Years)       11.583        5.480        4.169        3.299        2.687        1.894        1.401
Modified Duration           7.978        4.358        3.465        2.834        2.366        1.727        1.308
Principal Window Begin   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004
Principal Window End     10/25/2034   10/25/2034   10/25/2034   10/25/2034   10/25/2034   10/25/2034   06/25/2033
Principal # Months            360          360          360          360          360          360          344

3-A-1

-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.714        4.689        4.647        4.588        4.512        4.322        4.080
Average Life (Years)       11.590        5.468        4.155        3.286        2.676        1.886        1.397
Modified Duration           7.807        4.284        3.413        2.796        2.339        1.711        1.299
Principal Window Begin   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004
Principal Window End     10/25/2034   10/25/2034   10/25/2034   10/25/2034   10/25/2034   10/25/2034   10/25/2031
Principal # Months            360          360          360          360          360          360          324

4-A-1

-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             4.981        4.974        4.928        4.861        4.777        4.573        4.322
Average Life (Years)       12.239        5.647        4.258        3.348        2.714        1.903        1.405
Modified Duration           7.968        4.339        3.448        2.818        2.352        1.717        1.301
Principal Window Begin   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004   11/25/2004
Principal Window End     10/25/2034   10/25/2034   10/25/2034   10/25/2034   10/25/2034   10/25/2034   01/25/2032
Principal # Months            360          360          360          360          360          360          327

Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 59.92% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                               Collateral Summary    Range (if applicable)
                                               ------------------   ----------------------
Total Outstanding Loan Balance                    $126,337,979
Total Number of Loans                                      243
Average Loan Principal Balance                    $    519,909      $172,000 to $1,500,000
WA Gross Coupon                                          4.875%            3.625% to 5.875%
WA FICO                                                    732                  617 to 816
WA Original Term (mos.)                                    360                  180 to 360
WA Remaining Term (mos.)                                   359                  179 to 360
WA OLTV                                                  73.63%            23.66% to 95.00%
WA Months to First Rate Adjustment Date              35 months             34 to 36 months
Gross Margin                                             2.250%
WA Rate Ceiling                                         10.875%           9.625% to 11.875%
Geographic Concentration of Mortgaged          CA        60.79%
Properties (Top 5 States) based on the         FL        10.02%
Aggregate Stated Principal Balance             VA         3.70%
                                               IL         3.69%
                                               MA         3.25%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
          Occupancy                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                   215       $112,758,671.45        89.25%
Second Home                          23         11,537,845.27         9.13
Investor Property                     5          2,041,462.17         1.62
------------------------------------------------------------------------------
Total:                              243       $126,337,978.89       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Property Type              Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence             150       $ 77,902,417.38        61.66%
PUD-Detached                         48         26,700,526.29        21.13
Condominium                          32         15,045,991.86        11.91
PUD-Attached                          6          2,466,639.99         1.95
2-Family                              3          2,162,360.87         1.71
4-Family                              1            703,229.43         0.56
Townhouse                             1            501,610.00         0.40
3-Family                              1            496,203.07         0.39
Cooperative                           1            359,000.00         0.28
------------------------------------------------------------------------------
Total:                              243       $126,337,978.89       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                            146       $ 75,020,013.46        59.38%
Refinance-Cashout                    55         27,932,326.49        22.11
Refinance-Rate/Term                  42         23,385,638.94        18.51
------------------------------------------------------------------------------
Total:                              243       $126,337,978.89       100.00%
==============================================================================

Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Geographic Area             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          145       $ 76,794,667.85        60.79%
Florida                              24         12,653,178.17        10.02
Virginia                             10          4,674,523.16         3.70
Illinois                              8          4,665,753.27         3.69
Massachusetts                         9          4,102,661.33         3.25
South Carolina                        7          3,314,675.47         2.62
Maryland                              7          3,115,196.57         2.47
Colorado                              5          3,048,772.84         2.41
Nevada                                5          2,022,767.36         1.60
Georgia                               3          1,820,060.49         1.44
Arizona                               1          1,462,500.00         1.16
North Carolina                        3          1,450,441.58         1.15
Michigan                              3          1,222,077.78         0.97
Texas                                 2          1,160,996.07         0.92
Hawaii                                2          1,011,400.00         0.80
Washington                            2            832,250.00         0.66
New Mexico                            1            588,827.73         0.47
District of Columbia                  1            442,400.00         0.35
Utah                                  1            439,383.54         0.35
Missouri                              1            412,000.00         0.33
Alabama                               1            399,900.00         0.32
New York                              1            359,000.00         0.28
New Jersey                            1            344,545.68         0.27
------------------------------------------------------------------------------
Total:                              243       $126,337,978.89       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.77% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
 California State Distribution     Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Northern California                  83       $44,710,734.57         58.22%
Southern California                  62        32,083,933.28         41.78
------------------------------------------------------------------------------
Total:                              145       $76,794,667.85        100.00%
==============================================================================

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Current Mortgage Loan         Mortgage     Balance as of    Pool Principal
   Principal Balances ($)          Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
150,000.01 - 200,000.00               1       $    172,000.00         0.14%
300,000.01 - 350,000.00              15          5,146,677.28         4.07
350,000.01 - 400,000.00              46         17,517,166.23        13.87
400,000.01 - 450,000.00              47         20,226,224.75        16.01
450,000.01 - 500,000.00              35         16,861,908.43        13.35
500,000.01 - 550,000.00              29         15,263,718.95        12.08
550,000.01 - 600,000.00              19         11,095,028.43         8.78
600,000.01 - 650,000.00              11          6,796,271.93         5.38
650,000.01 - 700,000.00              12          8,090,090.61         6.40
700,000.01 - 750,000.00               9          6,532,410.86         5.17
750,000.01 - 800,000.00               3          2,375,000.00         1.88
800,000.01 - 850,000.00               4          3,296,772.11         2.61
900,000.01 - 950,000.00               2          1,834,209.30         1.45
950,000.01 - 1,000,000.00             6          5,888,000.01         4.66
1,000,000.01 - 1,500,000.00           4          5,242,500.00         4.15
------------------------------------------------------------------------------
Total:                              243       $126,337,978.89       100.00%
==============================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $519,909.

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
20.01 - 25.00                         1       $    504,000.00         0.40%
25.01 - 30.00                         1            500,000.00         0.40
30.01 - 35.00                         2          1,149,139.72         0.91
35.01 - 40.00                         2          1,020,914.68         0.81
45.01 - 50.00                         8          4,783,062.07         3.79
50.01 - 55.00                         3          1,618,900.00         1.28
55.01 - 60.00                        11          5,353,351.17         4.24
60.01 - 65.00                        10          6,050,942.73         4.79
65.01 - 70.00                        26         15,553,779.29        12.31
70.01 - 75.00                        24         12,697,678.00        10.05
75.01 - 80.00                       142         71,802,326.92        56.83
80.01 - 85.00                         1            349,137.55         0.28
85.01 - 90.00                         6          2,495,043.76         1.97
90.01 - 95.00                         6          2,459,703.00         1.95
------------------------------------------------------------------------------
Total:                              243       $126,337,978.89       100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 73.63%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.501 - 3.750                         1      $    399,384.12          0.32%
3.751 - 4.000                         3         1,487,581.35          1.18
4.001 - 4.250                         6         3,132,140.61          2.48
4.251 - 4.500                        37        19,947,025.56         15.79
4.501 - 4.750                        56        29,660,445.63         23.48
4.751 - 5.000                        70        34,112,941.49         27.00
5.001 - 5.250                        45        24,106,486.27         19.08
5.251 - 5.500                        20         9,788,223.86          7.75
5.501 - 5.750                         3         2,216,250.00          1.75
5.751 - 6.000                         2         1,487,500.00          1.18
------------------------------------------------------------------------------
Total:                              243      $126,337,978.89        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 4.875% per annum.

                   Gross Margins of the Group 1 Mortgage Loans

Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               243       $126,337,978.89       100.00%
------------------------------------------------------------------------------
Total:                              243       $126,337,978.89       100.00%
==============================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.501 - 9.750                         1       $    399,384.12         0.32%
9.751 - 10.000                        3          1,487,581.35         1.18
10.001 - 10.250                       6          3,132,140.61         2.48
10.251 - 10.500                      37         19,947,025.56        15.79
10.501 - 10.750                      56         29,660,445.63        23.48
10.751 - 11.000                      70         34,112,941.49        27.00
11.001 - 11.250                      45         24,106,486.27        19.08
11.251 - 11.500                      20          9,788,223.86         7.75
11.501 - 11.750                       3          2,216,250.00         1.75
11.751 - 12.000                       2          1,487,500.00         1.18
------------------------------------------------------------------------------
Total:                              243       $126,337,978.89       100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.875% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------

                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
August 1, 2007                        3       $  1,302,648.52         1.03%
September 1, 2007                   153         80,246,759.19        63.52
October 1, 2007                      87         44,788,571.18        35.45
------------------------------------------------------------------------------
Total:                              243       $126,337,978.89       100.00%
==============================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
161 - 180                             1       $    341,662.32         0.27%
341 - 360                           242        125,996,316.57        99.73
------------------------------------------------------------------------------
Total:                              243       $126,337,978.89       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                            10       $  5,347,882.69         4.23%
751 - 800                            83         43,372,740.05        34.33
701 - 750                            86         44,200,407.89        34.99
651 - 700                            49         26,535,169.86        21.00
601 - 650                            15          6,881,778.40         5.45
------------------------------------------------------------------------------
Total:                              243       $126,337,978.89       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

--------------------------------------------------------------------------------

                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 66.00% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.42% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                        $387,531,165
Total Number of Loans                                          745
Average Loan Principal Balance                        $    520,176      $333,701 to $1,500,000
WA Gross Coupon                                              5.227%            3.875% to 6.875%
WA FICO                                                        737                  621 to 822
WA Original Term (mos.)                                        360                  180 to 360
WA Remaining Term (mos.)                                       359                  180 to 360
WA OLTV                                                      72.29%            11.43% to 95.00%%
WA Months to First Rate Adjustment Date                  59 months             58 to 60 months
Gross Margin                                                                             2.250%
WA Rate Ceiling                                             10.227%           8.875% to 11.875%
Geographic Concentration of Mortgaged              CA        60.04%
Properties (Top 5 States) based on the Aggregate   FL         6.97%
Stated Principal Balance                           VA         3.28%
                                                   IL         3.26%
                                                   MD         2.93%
----------------------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    651      $336,514,095.83        86.84%
Second Home                           77        43,358,077.99        11.19
Investor Property                     17         7,658,991.38         1.98
------------------------------------------------------------------------------
Total:                               745      $387,531,165.20       100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              441      $232,123,955.36        59.90%
PUD-Detached                         147        78,643,027.18        20.29
Condominium                          127        62,486,978.17        16.12
PUD-Attached                          18         7,562,289.85         1.95
2-Family                               4         2,173,021.02         0.56
4-Family                               3         2,123,958.86         0.55
Cooperative                            2           961,082.75         0.25
Townhouse                              2           865,500.00         0.22
3-Family                               1           591,352.01         0.15
------------------------------------------------------------------------------
Total:                               745      $387,531,165.20       100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
            Purpose                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             484      $255,496,242.15        65.93%
Refinance-Rate/Term                  131        69,877,817.64        18.03
Refinance-Cashout                    130        62,157,105.41        16.04
------------------------------------------------------------------------------
Total:                               745      $387,531,165.20       100.00%
==============================================================================

Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage Loans /(1)/

Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
   Geographic Area                 Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                          446       $232,672,593.81        60.04%
Florida                              55         27,021,406.31         6.97
Virginia                             28         12,725,493.73         3.28
Illinois                             21         12,615,608.29         3.26
Maryland                             23         11,360,761.10         2.93
Colorado                             15          9,804,480.28         2.53
Nevada                               16          7,699,879.79         1.99
South Carolina                       15          6,954,436.13         1.79
North Carolina                       11          6,034,276.65         1.56
Connecticut                           8          5,578,799.62         1.44
Massachusetts                        12          5,495,842.07         1.42
Texas                                10          5,118,349.62         1.32
District of Columbia                  9          4,921,183.45         1.27
New York                              8          4,665,333.21         1.20
Arizona                               6          4,084,514.45         1.05
Washington                            9          3,873,893.79         1.00
Georgia                               8          3,699,894.23         0.95
Michigan                              7          3,598,727.84         0.93
New Jersey                            7          3,453,680.16         0.89
Minnesota                             5          2,478,382.57         0.64
New Mexico                            3          1,477,782.43         0.38
Tennessee                             3          1,427,200.00         0.37
Hawaii                                1          1,249,999.00         0.32
Missouri                              3          1,249,988.16         0.32
Oregon                                3          1,247,026.00         0.32
Pennsylvania                          3          1,135,845.76         0.29
Indiana                               2          1,019,894.89         0.26
Ohio                                  1            966,750.00         0.25
Rhode Island                          1            960,000.00         0.25
Kentucky                              1            847,500.00         0.22
Delaware                              1            493,000.00         0.13
Montana                               1            490,000.00         0.13
Kansas                                1            400,000.00         0.10
Louisiana                             1            369,920.00         0.10
Arkansas                              1            338,721.86         0.09
------------------------------------------------------------------------------
Total:                              745       $387,531,165.20       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 0.91% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
 California State Distribution     Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Southern California                 224       $118,826,209.95             51.07%
Northern California                 222        113,846,383.86             48.93
-----------------------------------------------------------------------------------------
Total:                              446       $232,672,593.81            100.00%
=========================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
     Current Mortgage Loan        Mortgage     Balance as of    Pool Principal
    Principal Balances ($)         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
300,000.01 - 350,000.00              44       $ 15,115,572.30         3.90%
350,000.01 - 400,000.00             160         60,521,077.87        15.62
400,000.01 - 450,000.00             139         59,186,234.83        15.27
450,000.01 - 500,000.00             123         58,901,602.02        15.20
500,000.01 - 550,000.00              65         34,275,224.76         8.84
550,000.01 - 600,000.00              58         33,561,107.67         8.66
600,000.01 - 650,000.00              45         28,234,811.90         7.29
650,000.01 - 700,000.00              23         15,625,377.51         4.03
700,000.01 - 750,000.00              22         16,066,093.09         4.15
750,000.01 - 800,000.00              12          9,343,209.17         2.41
800,000.01 - 850,000.00               7          5,776,369.80         1.49
850,000.01 - 900,000.00               6          5,261,250.00         1.36
900,000.01 - 950,000.00               4          3,767,952.28         0.97
950,000.01 - 1,000,000.00            18         17,869,984.35         4.61
1,000,000.01 - 1,500,000.00          19         24,025,297.65         6.20
------------------------------------------------------------------------------
Total:                              745       $387,531,165.20       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $520,176.

Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value        Mortgage     Balance as of    Pool Principal
          Ratios (%)               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
10.01 - 15.00                         1       $    600,000.00         0.15%
20.01 - 25.00                         2            789,400.00         0.20
30.01 - 35.00                         7          5,842,268.45         1.51
35.01 - 40.00                         9          6,901,163.30         1.78
40.01 - 45.00                        10          4,540,979.38         1.17
45.01 - 50.00                        15          8,459,776.29         2.18
50.01 - 55.00                        22         11,640,077.67         3.00
55.01 - 60.00                        28         16,146,002.54         4.17
60.01 - 65.00                        42         23,542,948.85         6.08
65.01 - 70.00                        81         45,903,155.89        11.85
70.01 - 75.00                        87         44,837,743.49        11.57
75.01 - 80.00                       423        210,910,169.77        54.42
85.01 - 90.00                         7          3,070,409.92         0.79
90.01 - 95.00                        11          4,347,069.65         1.12
------------------------------------------------------------------------------
Total:                              745       $387,531,165.20       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 72.29%.

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
3.751 - 4.000                         2       $    934,000.00         0.24%
4.001 - 4.250                         4          2,385,363.15         0.62
4.251 - 4.500                        12          6,908,990.28         1.78
4.501 - 4.750                        50         26,257,734.12         6.78
4.751 - 5.000                       150         78,599,894.15        20.28
5.001 - 5.250                       232        119,090,612.00        30.73
5.251 - 5.500                       205        109,167,577.06        28.17
5.501 - 5.750                        65         31,645,812.04         8.17
5.751 - 6.000                        16          7,134,171.79         1.84
6.001 - 6.250                         6          3,299,760.61         0.85
6.251 - 6.500                         2          1,572,250.00         0.41
6.751 - 7.000                         1            535,000.00         0.14
------------------------------------------------------------------------------
Total:                              745       $387,531,165.20       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 5.227% per annum.

Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

                   Gross Margins of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               745       $387,531,165.20       100.00%
------------------------------------------------------------------------------
Total:                              745       $387,531,165.20       100.00%
==============================================================================

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
     Rate Ceilings (%)             Loans      Cut-Off Date          Balance
------------------------------------------------------------------------------
8.751 - 9.000                         2       $    934,000.00         0.24%
9.001 - 9.250                         4          2,385,363.15         0.62
9.251 - 9.500                        12          6,908,990.28         1.78
9.501 - 9.750                        50         26,257,734.12         6.78
9.751 - 10.000                      150         78,599,894.15        20.28
10.001 - 10.250                     232        119,090,612.00        30.73
10.251 - 10.500                     205        109,167,577.06        28.17
10.501 - 10.750                      65         31,645,812.04         8.17
10.751 - 11.000                      16          7,134,171.79         1.84
11.001 - 11.250                       6          3,299,760.61         0.85
11.251 - 11.500                       2          1,572,250.00         0.41
11.751 - 12.000                       1            535,000.00         0.14
------------------------------------------------------------------------------
Total:                              745       $387,531,165.20       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.227% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
August 1, 2009                        2       $    973,288.63         0.25%
September 1, 2009                   507        262,570,831.54        67.75
October 1, 2009                     236        123,987,045.03        31.99
------------------------------------------------------------------------------
Total:                              745       $387,531,165.20       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)             Loans      Cut-Off Date         Balance
------------------------------------------------------------------------------
161 - 180                             1       $    553,200.00         0.14%
341 - 360                           744        386,977,965.20        99.86
------------------------------------------------------------------------------
Total:                              745       $387,531,165.20       100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage    Balance as of     Pool Principal
      Credit Scores                Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                            30       $ 16,677,551.26         4.30%
751 - 800                           298        159,049,399.58        41.04
701 - 750                           241        119,687,449.86        30.88
651 - 700                           139         74,997,882.50        19.35
601 - 650                            36         16,541,292.00         4.27
Not Scored                            1            577,590.00         0.15
------------------------------------------------------------------------------
Total:                              745       $387,531,165.20       100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 44.40% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------    ----------------------
Total Outstanding Loan Balance                           $52,749,714
Total Number of Loans                                            103
Average Loan Principal Balance                           $   512,133     $344,000 to $1,454,700
WA Gross Coupon                                                5.552%           4.875% to 6.375%
WA FICO                                                          740                 623 to 817
WA Original Term (mos.)                                          359                 300 to 360
WA Remaining Term (mos.)                                         359                 299 to 360
WA OLTV                                                        71.92%           10.67% to 95.00%
WA Months to First Rate Adjustment Date                    83 months            82 to 84 months
Gross Margin                                                   2.250%
WA Rate Ceiling                                               10.552%          9.875% to 11.375%
Geographic Concentration of Mortgaged              CA          67.56%
Properties (Top 5 States) based on the Aggregate   FL           7.66%
Stated Principal Balance                           VA           5.46%
                                                   MD           3.37%
                                                   DC           2.84%

Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    97       $49,805,477.07         94.42%
Second Home                           6         2,944,236.51          5.58
------------------------------------------------------------------------------
Total:                              103       $52,749,713.58        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
        Property Type              Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              55       $28,965,199.43         54.91%
PUD-Detached                         28        13,883,019.85         26.32
Condominium                          16         8,208,686.10         15.56
PUD-Attached                          3         1,244,808.20          2.36
2-Family                              1           448,000.00          0.85
------------------------------------------------------------------------------
Total:                              103       $52,749,713.58        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Purpose                 Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             77       $40,147,585.92         76.11%
Refinance-Rate/Term                  14         6,554,666.54         12.43
Refinance-Cashout                    12         6,047,461.12         11.46
------------------------------------------------------------------------------
Total:                              103       $52,749,713.58        100.00%
==============================================================================

Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                          Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Geographic Area             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           65       $35,637,481.59         67.56%
Florida                               9         4,040,908.22          7.66
Virginia                              7         2,882,320.01          5.46
Maryland                              4         1,775,957.10          3.37
District of Columbia                  3         1,498,904.99          2.84
New York                              3         1,169,663.08          2.22
Colorado                              2         1,091,023.48          2.07
Wisconsin                             1           682,500.00          1.29
Illinois                              1           559,200.00          1.06
South Carolina                        1           546,562.18          1.04
Ohio                                  1           510,413.86          0.97
Nevada                                1           505,000.00          0.96
North Carolina                        1           424,000.00          0.80
Pennsylvania                          1           374,569.86          0.71
Mississippi                           1           353,236.51          0.67
Minnesota                             1           350,400.00          0.66
Texas                                 1           347,572.70          0.66
------------------------------------------------------------------------------
Total:                              103       $52,749,713.58        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.76% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
 California State Distribution     Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Northern California                  36       $19,530,434.81         54.80%
Southern California                  29        16,107,046.78         45.20
------------------------------------------------------------------------------
Total:                               65       $35,637,481.59        100.00%
==============================================================================

Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
300,000.01 - 350,000.00               6       $ 2,076,941.97          3.94%
350,000.01 - 400,000.00              21         7,871,133.80         14.92
400,000.01 - 450,000.00              22         9,365,556.37         17.75
450,000.01 - 500,000.00               9         4,252,433.50          8.06
500,000.01 - 550,000.00              15         7,881,381.84         14.94
550,000.01 - 600,000.00               9         5,178,293.11          9.82
600,000.01 - 650,000.00               7         4,397,337.27          8.34
650,000.01 - 700,000.00               5         3,423,797.35          6.49
700,000.01 - 750,000.00               3         2,186,229.98          4.14
800,000.01 - 850,000.00               1           839,101.98          1.59
850,000.01 - 900,000.00               1           875,000.00          1.66
900,000.01 - 950,000.00               1           950,000.00          1.80
950,000.01 - 1,000,000.00             2         1,997,806.41          3.79
1,000,000.01 - 1,500,000.00           1         1,454,700.00          2.76
------------------------------------------------------------------------------
Total:                              103       $52,749,713.58        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $512,133.

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
10.01 - 15.00                         1       $   399,611.22          0.76%
40.01 - 45.00                         1           505,000.00          0.96
45.01 - 50.00                         3         1,949,337.29          3.70
50.01 - 55.00                         5         2,804,980.45          5.32
55.01 - 60.00                         5         2,488,175.96          4.72
60.01 - 65.00                        10         5,843,969.73         11.08
65.01 - 70.00                         9         5,402,857.42         10.24
70.01 - 75.00                         9         4,807,310.95          9.11
75.01 - 80.00                        59        28,171,750.06         53.41
90.01 - 95.00                         1           376,720.50          0.71
------------------------------------------------------------------------------
Total:                              103       $52,749,713.58        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 71.92%.

Banc of America Securities LLC                                                32
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.751 - 5.000                         4       $ 1,856,806.55          3.52%
5.001 - 5.250                        21        10,740,167.49         20.36
5.251 - 5.500                        27        14,894,455.28         28.24
5.501 - 5.750                        35        16,464,282.85         31.21
5.751 - 6.000                        10         5,529,112.13         10.48
6.001 - 6.250                         5         2,664,889.28          5.05
6.251 - 6.500                         1           600,000.00          1.14
------------------------------------------------------------------------------
Total:                              103       $52,749,713.58        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.552% per annum.

                   Gross Margins of the Group 3 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Gross Margin (%)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                               103       $52,749,713.58        100.00%
------------------------------------------------------------------------------
Total:                              103       $52,749,713.58        100.00%
==============================================================================

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.751 - 10.000                        4       $ 1,856,806.55          3.52%
10.001 - 10.250                      21        10,740,167.49         20.36
10.251 - 10.500                      27        14,894,455.28         28.24
10.501 - 10.750                      35        16,464,282.85         31.21
10.751 - 11.000                      10         5,529,112.13         10.48
11.001 - 11.250                       5         2,664,889.28          5.05
11.251 - 11.500                       1           600,000.00          1.14
------------------------------------------------------------------------------
Total:                              103       $52,749,713.58        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.552% per annum.

Banc of America Securities LLC                                                33
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
  First Rate Adjustment Date       Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
August 1, 2011                        1       $   347,572.70          0.66%
September 1, 2011                    63        33,098,625.88         62.75
October 1, 2011                      39        19,303,515.00         36.59
------------------------------------------------------------------------------
Total:                              103       $52,749,713.58        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
    Remaining Term (Months)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
281 - 300                             1       $   591,859.05          1.12%
341 - 360                           102        52,157,854.53         98.88
------------------------------------------------------------------------------
Total:                              103       $52,749,713.58        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             8       $ 3,357,479.16          6.36%
751 - 800                            37        20,318,196.72         38.52
701 - 750                            38        19,155,854.97         36.31
651 - 700                            18         9,018,182.73         17.10
601 - 650                             2           900,000.00          1.71
------------------------------------------------------------------------------
Total:                              103       $52,749,713.58        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                34
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 75.00% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                         $58,585,894
Total Number of Loans                                           97
Average Loan Principal Balance                         $   603,978      $335,600 to $1,000,000
WA Gross Coupon                                              5.721%            4.750% to 6.625%
WA FICO                                                        753                  621 to 816
WA Original Term (mos.)                                        359           300 to 360 months
WA Remaining Term (mos.)                                       359           300 to 360 months
WA OLTV                                                      69.39%            20.45% to 80.00%
WA Months to First Adjustment Date                      119 months           118 to 120 months
Gross Margin                                                 2.250%
WA Rate Ceiling                                             10.721%           9.750% to 11.625%
Geographic Concentration of Mortgaged                CA      61.24%
Properties (Top 5 States) based on the Aggregate     VA       8.77%
Stated Principal Balance                             MD       5.77%
                                                     CT       3.37%
                                                     FL       3.31%
----------------------------------------------------------------------------------------------

Banc of America Securities LLC                                                35
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
           Occupancy               Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Primary Residence                    89       $54,427,303.82         92.90%
Second Home                           8         4,158,590.03          7.10
------------------------------------------------------------------------------
Total:                               97       $58,585,893.85        100.00%
==============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Property Type             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Single Family Residence              66       $41,390,396.81         70.65%
PUD-Detached                         20        12,177,491.66         20.79
Condominium                          10         4,678,005.38          7.98
PUD-Attached                          1           340,000.00          0.58
------------------------------------------------------------------------------
Total:                               97       $58,585,893.85        100.00%
==============================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
          Purpose                  Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
Purchase                             61       $37,274,765.20         63.62%
Refinance-Rate/Term                  27        16,528,628.65         28.21
Refinance-Cashout                     9         4,782,500.00          8.16
------------------------------------------------------------------------------
Total:                               97       $58,585,893.85        100.00%
==============================================================================

Banc of America Securities LLC                                                36
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                          Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Geographic Area             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
California                           58       $35,877,900.27         61.24%
Virginia                              9         5,140,063.00          8.77
Maryland                              6         3,379,144.61          5.77
Connecticut                           4         1,972,500.00          3.37
Florida                               3         1,937,000.00          3.31
Texas                                 2         1,502,532.94          2.56
District of Columbia                  2         1,351,500.12          2.31
Illinois                              2         1,181,500.00          2.02
Colorado                              2         1,019,552.91          1.74
New York                              1         1,000,000.00          1.71
Michigan                              1           907,000.00          1.55
New Jersey                            1           800,000.00          1.37
North Carolina                        2           730,000.00          1.25
Massachusetts                         1           511,600.00          0.87
Nevada                                1           500,000.00          0.85
Vermont                               1           440,000.00          0.75
Georgia                               1           335,600.00          0.57
------------------------------------------------------------------------------
Total:                               97       $58,585,893.85        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 3.08% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                                           % of
                                                 Aggregate             Cut-Off Date
                                 Number Of   Stated Principal         Pool Principal
                                  Mortgage     Balance as of    Balance of the California
 California State Distribution     Loans       Cut-Off Date           Mortgage Loans
-----------------------------------------------------------------------------------------
Northern California                  33       $18,914,994.89              52.72%
Southern California                  25        16,962,905.38              47.28
-----------------------------------------------------------------------------------------
Total:                               58       $35,877,900.27             100.00%
=========================================================================================

Banc of America Securities LLC                                                37
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan             Mortgage     Balance as of    Pool Principal
Principal Balances ($)             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
300,000.01 - 350,000.00               2       $   675,600.00          1.15%
350,000.01 - 400,000.00              18         6,806,820.43         11.62
400,000.01 - 450,000.00               8         3,460,200.00          5.91
450,000.01 - 500,000.00              12         5,770,542.59          9.85
500,000.01 - 550,000.00               9         4,774,590.03          8.15
550,000.01 - 600,000.00               8         4,664,627.67          7.96
600,000.01 - 650,000.00               4         2,498,315.89          4.26
650,000.01 - 700,000.00               3         2,027,500.00          3.46
700,000.01 - 750,000.00              10         7,197,723.88         12.29
750,000.01 - 800,000.00               8         6,232,473.36         10.64
850,000.01 - 900,000.00               1           862,400.00          1.47
900,000.01 - 950,000.00               6         5,619,100.00          9.59
950,000.01 - 1,000,000.00             8         7,996,000.00         13.65
------------------------------------------------------------------------------
Total:                               97       $58,585,893.85        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $603,978.

        Original Loan-To-Value Ratios of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value            Mortgage     Balance as of    Pool Principal
Ratios (%)                         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
20.01 - 25.00                         1       $   400,000.00          0.68%
35.01 - 40.00                         1         1,000,000.00          1.71
40.01 - 45.00                         3         1,467,000.00          2.50
45.01 - 50.00                         5         4,209,000.00          7.18
50.01 - 55.00                         4         2,734,457.09          4.67
55.01 - 60.00                         6         3,774,800.00          6.44
60.01 - 65.00                         4         2,200,000.00          3.76
65.01 - 70.00                        16         8,753,566.83         14.94
70.01 - 75.00                         9         5,900,000.00         10.07
75.01 - 80.00                        48        28,147,069.93         48.04
------------------------------------------------------------------------------
Total:                               97       $58,585,893.85        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 69.39%.

Banc of America Securities LLC                                                38
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
4.501 - 4.750                         1       $   715,099.17          1.22%
5.001 - 5.250                         6         4,056,500.00          6.92
5.251 - 5.500                        20        11,497,756.79         19.63
5.501 - 5.750                        28        17,426,279.41         29.74
5.751 - 6.000                        33        20,359,905.57         34.75
6.001 - 6.250                         8         4,034,352.91          6.89
6.501 - 6.750                         1           496,000.00          0.85
------------------------------------------------------------------------------
Total:                               97       $58,585,893.85        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 4 Mortgage Loans is expected to be approximately 5.721% per annum.

                   Gross Margins of the Group 4 Mortgage Loans

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Gross Margin (%)                   Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
2.250                                97       $58,585,893.85        100.00%
------------------------------------------------------------------------------
Total:                               97       $58,585,893.85        100.00%
==============================================================================

                Rate Ceilings of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
       Rate Ceilings (%)           Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
9.501 - 9.750                         1       $   715,099.17          1.22%
10.001 - 10.250                       6         4,056,500.00          6.92
10.251 - 10.500                      20        11,497,756.79         19.63
10.501 - 10.750                      28        17,426,279.41         29.74
10.751 - 11.000                      33        20,359,905.57         34.75
11.001 - 11.250                       8         4,034,352.91          6.89
11.501 - 11.750                       1           496,000.00          0.85
------------------------------------------------------------------------------
Total:                               97       $58,585,893.85        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 10.721% per annum.

Banc of America Securities LLC                                                39
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-J $603,633,000 (approximate)
--------------------------------------------------------------------------------

         First Rate Adjustment Date of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date         Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
August 1, 2014                        4       $ 2,984,495.55          5.09%
September 1, 2014                    56        33,358,242.30         56.94
October 1, 2014                      37        22,243,156.00         37.97
------------------------------------------------------------------------------
Total:                               97       $58,585,893.85        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 119 months.

               Remaining Terms of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
Remaining Term (Months)            Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
281 - 300                             1       $   500,000.00          0.85%
341 - 360                            96        58,085,893.85         99.15
------------------------------------------------------------------------------
Total:                               97       $58,585,893.85        100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 4 Mortgage Loans /(1)/

------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of   Stated Principal    Cut-Off Date
                                  Mortgage     Balance as of    Pool Principal
         Credit Scores             Loans       Cut-Off Date         Balance
------------------------------------------------------------------------------
801 - 850                             6       $ 2,921,552.64          4.99%
751 - 800                            49        30,032,800.24         51.26
701 - 750                            30        18,950,667.61         32.35
651 - 700                             9         5,248,873.36          8.96
601 - 650                             3         1,432,000.00          2.44
------------------------------------------------------------------------------
Total:                               97       $58,585,893.85        100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                40
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

                            Global Structured Finance

                              BoAMS 2004-J Group 1
                                    3-1 ARMs

--------------------------------------------------------------------------------

1. Original Balance

----------------------------------------------------------------------------------------------------
                         Number      Aggregate       Percent       Average
                           of         Current       of Loans      Original     W.A.     Min.    W.A.
                        Mortgage     Principal    by Principal    Principal    Gross    FICO    FICO
Original Balance          Loans       Balance        Balance       Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------------
250,001 - 350,000          16      $  5,318,677        4.21%     $  343,362   4.845%    632     697
----------------------------------------------------------------------------------------------------
350,001 - 450,000          92        37,319,141       29.54         405,855   4.887     617     732
----------------------------------------------------------------------------------------------------
450,001 - 550,000          64        32,125,627       25.43         502,262   4.835     626     738
----------------------------------------------------------------------------------------------------
550,001 - 650,000          31        18,315,550       14.50         596,669   4.817     639     725
----------------------------------------------------------------------------------------------------
650,001 - 750,000          21        14,622,501       11.57         696,508   4.896     660     749
----------------------------------------------------------------------------------------------------
750,001 - 850,000           7         5,671,772        4.49         810,551   5.015     663     723
----------------------------------------------------------------------------------------------------
850,001 - 950,000           2         1,834,209        1.45         917,700   4.563     689     696
----------------------------------------------------------------------------------------------------
950,001 - 1,050,000         6         5,888,000        4.66         981,333   4.914     671     729
----------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000       1         1,080,000        0.85       1,080,000   4.625     776     776
----------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000       1         1,200,000        0.95       1,200,000   5.250     758     758
----------------------------------------------------------------------------------------------------
1,450,001 - 1,550,000       2         2,962,500        2.34       1,481,250   5.245     696     700
----------------------------------------------------------------------------------------------------
Total:                    243      $126,337,979      100.00%     $  521,565   4.875%    617     732
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining    W.A.
                         FICO   Original   Original   Original    Term to    Loan
Original Balance        Score      LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------------------------------
250,001 - 350,000        788     66.22%     81.57%     95.00%       348        1
----------------------------------------------------------------------------------
350,001 - 450,000        816     33.33      74.28      95.00        359        1
----------------------------------------------------------------------------------
450,001 - 550,000        809     23.66      74.05      90.00        359        1
----------------------------------------------------------------------------------
550,001 - 650,000        814     37.40      73.81      95.00        359        1
----------------------------------------------------------------------------------
650,001 - 750,000        807     31.25      72.05      80.00        359        1
----------------------------------------------------------------------------------
750,001 - 850,000        777     47.76      65.16      80.00        359        1
----------------------------------------------------------------------------------
850,001 - 950,000        704     79.57      79.78      80.00        359        1
----------------------------------------------------------------------------------
950,001 - 1,050,000      769     62.50      70.74      80.00        360        0
----------------------------------------------------------------------------------
1,050,001 - 1,150,000    776     80.00      80.00      80.00        360        0
----------------------------------------------------------------------------------
1,150,001 - 1,250,000    758     80.00      80.00      80.00        359        1
----------------------------------------------------------------------------------
1,450,001 - 1,550,000    704     63.59      66.55      69.44        359        1
----------------------------------------------------------------------------------
Total:                   816     23.66%     73.63%     95.00%       359        1
----------------------------------------------------------------------------------

Average: $521,565.14
Lowest: $336,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

--------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent       Average
                   of         Current       of Loans      Original     W.A.     Min.    W.A.
                Mortgage     Principal    by Principal    Principal    Gross    FICO    FICO
 Gross Coupon     Loans       Balance        Balance       Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------
3.501 - 3.625        1      $   399,384        0.32%      $400,000    3.625%    723     723
--------------------------------------------------------------------------------------------
3.751 - 3.875        1          350,000        0.28        350,000    3.875     768     768
--------------------------------------------------------------------------------------------
3.876 - 4.000        2        1,137,581        0.90        569,875    4.000     709     741
--------------------------------------------------------------------------------------------
4.001 - 4.125        1          504,000        0.40        504,000    4.125     717     717
--------------------------------------------------------------------------------------------
4.126 - 4.250        5        2,628,141        2.08        526,000    4.250     681     749
--------------------------------------------------------------------------------------------
4.251 - 4.375       13        6,597,153        5.22        507,679    4.375     681     747
--------------------------------------------------------------------------------------------
4.376 - 4.500       24       13,349,873       10.57        556,488    4.500     632     740
--------------------------------------------------------------------------------------------
4.501 - 4.625       23       12,708,883       10.06        552,912    4.625     660     746
--------------------------------------------------------------------------------------------
4.626 - 4.750       33       16,951,563       13.42        513,904    4.750     641     737
--------------------------------------------------------------------------------------------
4.751 - 4.875       48       23,240,948       18.40        484,452    4.875     621     719
--------------------------------------------------------------------------------------------
4.876 - 5.000       22       10,871,993        8.61        494,259    5.000     645     736
--------------------------------------------------------------------------------------------
5.001 - 5.125       23       12,682,084       10.04        559,176    5.125     626     721
--------------------------------------------------------------------------------------------
5.126 - 5.250       22       11,424,402        9.04        527,254    5.250     617     721
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining    W.A.
                 FICO   Original   Original   Original    Term to     Loan
 Gross Coupon   Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------
3.501 - 3.625    723     79.68%     79.68%     79.68%       359        1
--------------------------------------------------------------------------
3.751 - 3.875    768     78.65      78.65      78.65        360        0
--------------------------------------------------------------------------
3.876 - 4.000    775     37.40      58.32      80.00        359        1
--------------------------------------------------------------------------
4.001 - 4.125    717     77.54      77.54      77.54        359        1
--------------------------------------------------------------------------
4.126 - 4.250    783     51.06      71.72      80.00        359        1
--------------------------------------------------------------------------
4.251 - 4.375    802     47.10      73.81      80.00        359        1
--------------------------------------------------------------------------
4.376 - 4.500    806     38.43      72.84      80.00        355        1
--------------------------------------------------------------------------
4.501 - 4.625    809     46.92      75.97      87.65        360        0
--------------------------------------------------------------------------
4.626 - 4.750    802     23.66      70.39      90.00        359        1
--------------------------------------------------------------------------
4.751 - 4.875    798     55.07      76.08      95.00        359        1
--------------------------------------------------------------------------
4.876 - 5.000    809     49.10      75.02      90.00        359        1
--------------------------------------------------------------------------
5.001 - 5.125    786     33.33      74.39      95.00        359        1
--------------------------------------------------------------------------
5.126 - 5.250    807     31.25      71.27      95.00        359        1
--------------------------------------------------------------------------

----------------------------------------------------------------------------------------
5.251 - 5.375    11        5,202,872        4.12        473,305    5.375     669     733
----------------------------------------------------------------------------------------
5.376 - 5.500     9        4,585,352        3.63        509,682    5.500     671     711
----------------------------------------------------------------------------------------
5.501 - 5.625     3        2,216,250        1.75        738,750    5.625     683     720
----------------------------------------------------------------------------------------
5.751 - 5.875     2        1,487,500        1.18        743,750    5.875     771     774
----------------------------------------------------------------------------------------
Total:          243     $126,337,979      100.00%      $521,565    4.875%    617     732
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
5.251 - 5.375    814     68.83      77.80      80.00        359        1
-------------------------------------------------------------------------
5.376 - 5.500    775     29.41      73.57      94.34        359        1
-------------------------------------------------------------------------
5.501 - 5.625    816     63.59      68.31      80.00        359        1
-------------------------------------------------------------------------
5.751 - 5.875    777     50.81      64.38      79.65        360        0
-------------------------------------------------------------------------
Total:           816     23.66%     73.63%     95.00%       359        1
-------------------------------------------------------------------------

W.A.: 4.875%
Lowest: 3.625%
Highest: 5.875%

--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------------
                Number      Aggregate       Percent      Average
                  of         Current       of Loans     Original     W.A.     Min.    W.A.
               Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
 Credit Score    Loans       Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
800 - 824         11       $ 5,774,110        4.57%      $525,098   4.917%    800     807
------------------------------------------------------------------------------------------
775 - 799         46        23,212,284       18.37        508,541   4.800     775     785
------------------------------------------------------------------------------------------
750 - 774         37        20,309,229       16.08        549,125   4.852     750     763
------------------------------------------------------------------------------------------
725 - 749         43        21,815,099       17.27        511,694   4.876     725     738
------------------------------------------------------------------------------------------
700 - 724         43        22,810,309       18.05        530,702   4.820     700     711
------------------------------------------------------------------------------------------
675 - 699         31        16,810,750       13.31        542,593   4.934     676     689
------------------------------------------------------------------------------------------
650 - 674         17         8,724,419        6.91        513,349   5.046     652     663
------------------------------------------------------------------------------------------
625 - 649         13         6,087,778        4.82        468,414   4.959     626     637
------------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                           W.A.
                Max.     Min.       W.A.       Max.     Remaining   W.A.
                FICO   Original   Original   Original    Term to    Loan
 Credit Score  Score      LTV        LTV        LTV      Maturity   Age
------------------------------------------------------------------------
800 - 824       816     31.25%     72.78%     80.00%       359        1
------------------------------------------------------------------------
775 - 799       798     38.43      72.18      80.00        359        1
------------------------------------------------------------------------
750 - 774       774     23.66      72.76      90.00        359        1
------------------------------------------------------------------------
725 - 749       749     29.41      73.81      82.35        356        1
------------------------------------------------------------------------
700 - 724       724     37.40      73.19      95.00        359        1
------------------------------------------------------------------------
675 - 699       699     47.76      74.30      95.00        359        1
------------------------------------------------------------------------
650 - 674       674     55.05      77.59      95.00        359        1
------------------------------------------------------------------------
625 - 649       647     49.00      75.41      95.00        360        0
------------------------------------------------------------------------

---------------------------------------------------------------------------------------
600 - 624          2         794,000     0.63     397,000    5.071      617     619
---------------------------------------------------------------------------------------
Total:           243    $126,337,979   100.00%   $521,565    4.875%     617     732
---------------------------------------------------------------------------------------

---------------------------------------------------------------------
600 - 624        621     71.03      80.64      89.47      359      1
---------------------------------------------------------------------
Total:           816     23.66%     73.63%     95.00%     359      1
---------------------------------------------------------------------

W.A.: 732
Lowest: 617
Highest: 816

--------------------------------------------------------------------------------

4. Index

------------------------------------------------------------------------------------
          Number      Aggregate       Percent      Average
            of         Current       of Loans      Original     W.A.    Min.    W.A.
         Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
 Index     Loans       Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------
12ML        243     $126,337,979      100.00%      $521,565   4.875%    617     732
------------------------------------------------------------------------------------
Total:      243     $126,337,979      100.00%      $521,565   4.875%    617     732
------------------------------------------------------------------------------------

------------------------------------------------------------------
                                                     W.A.
          Max.      Min.       W.A.       Max.    Remaining   W.A.
          FICO   Original   Original   Original    Term to    Loan
 Index   Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------
12ML      816     23.66%     73.63%     95.00%       359        1
------------------------------------------------------------------
Total:    816     23.66%     73.63%     95.00%       359        1
------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

-------------------------------------------------------------------------------------------------
                       Number      Aggregate       Percent      Average
                         of         Current       of Loans      Original     W.A.    Min.    W.A.
                      Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
  Loan Purpose          Loans       Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
Purchase                 146     $ 75,020,013       59.38%      $516,428   4.884%    617     737
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
                      Score     LTV        LTV        LTV       Maturity    Age
-------------------------------------------------------------------------------
Purchase               816     54.05%     78.71%     95.00%       359        1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Refinance-Cashout         55       27,932,326       22.11        508,011   4.952     621     716
-------------------------------------------------------------------------------------------------
Refinance-Rate/Term       42       23,385,639       18.51        557,173   4.753     626     734
-------------------------------------------------------------------------------------------------
Total:                   243     $126,337,979      100.00%      $521,565   4.875%    617     732
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Refinance-Cashout      807     29.41      66.72      80.00        357        1
-------------------------------------------------------------------------------
Refinance-Rate/Term    797     23.66      65.57      94.34        359        1
-------------------------------------------------------------------------------
Total:                 816     23.66%     73.63%     95.00%       359        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

----------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average
                   of         Current       of Loans      Original     W.A.    Min.    W.A.
                Mortgage     Principal    by Principal   Principal    Gross   FICO    FICO
Property Type     Loans       Balance        Balance      Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------
SFR                150     $ 77,902,417       61.66%      $520,772   4.904%    621     730
----------------------------------------------------------------------------------------------
PUD Detach          48       26,700,526       21.13        559,987   4.821     617     723
----------------------------------------------------------------------------------------------
Condo               32       15,045,992       11.91        470,405   4.790     641     760
----------------------------------------------------------------------------------------------
PUD Attach           6        2,466,640        1.95        411,303   4.765     673     712
----------------------------------------------------------------------------------------------
2-Family             3        2,162,361        1.71        721,000   4.964     734     748
----------------------------------------------------------------------------------------------
4-Family             1          703,229        0.56        704,000   5.500     680     680
----------------------------------------------------------------------------------------------
Townhouse            1          501,610        0.40        501,610   4.875     641     641
----------------------------------------------------------------------------------------------
3-Family             1          496,203        0.39        496,800   5.000     746     746
----------------------------------------------------------------------------------------------
Cooperative          1          359,000        0.28        359,000   4.875     693     693
----------------------------------------------------------------------------------------------
Total:             243     $126,337,979      100.00%      $521,565   4.875%    617     732
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Property Type   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
SFR              816     23.66%     72.42%     95.00%       359        1
-------------------------------------------------------------------------
PUD Detach       806     46.92      73.84      95.00        357        1
-------------------------------------------------------------------------
Condo            809     62.50      77.61      94.34        359        1
-------------------------------------------------------------------------
PUD Attach       774     75.00      79.13      80.00        360        0
-------------------------------------------------------------------------
2-Family         782     75.00      77.75      80.00        359        1
-------------------------------------------------------------------------
4-Family         680     80.00      80.00      80.00        359        1
-------------------------------------------------------------------------
Townhouse        641     66.88      66.88      66.88        360        0
-------------------------------------------------------------------------
3-Family         746     80.00      80.00      80.00        359        1
-------------------------------------------------------------------------
Cooperative      693     79.96      79.96      79.96        360        0
-------------------------------------------------------------------------
Total:           816     23.66%     73.63%     95.00%       359        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

----------------------------------------------------------------------------------------------
                    Number      Aggregate       Percent      Average
                      of         Current       of Loans     Original     W.A.     Min.    W.A.
                   Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Occupancy Status     Loans       Balance        Balance      Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------
Primary               215     $112,758,671       89.25%      $525,485   4.872%    617     727
----------------------------------------------------------------------------------------------
Secondary              23       11,537,845        9.13        509,409   4.843     676     770
----------------------------------------------------------------------------------------------
Investor                5        2,041,462        1.62        408,940   5.208     717     766
----------------------------------------------------------------------------------------------
Total:                243     $126,337,979      100.00%      $521,565   4.875%    617     732
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                               W.A.
                    Max.     Min.       W.A.       Max.     Remaining   W.A.
                    FICO   Original   Original   Original    Term to    Loan
Occupancy Status   Score      LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------------------------
Primary             816     23.66%     73.32%     95.00%       359        1
----------------------------------------------------------------------------
Secondary           809     62.50      77.66      80.00        354        1
----------------------------------------------------------------------------
Investor            787     54.05      68.10      80.00        359        1
----------------------------------------------------------------------------
Total:              816     23.66%     73.63%     95.00%       359        1
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-------------------------------------------------------------------------------------------------
                                                    Percent
                           Number     Aggregate     of Loans    Average
                             of        Current         by       Original     W.A.    Min.    W.A.
                          Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
Geographic Distribution     Loans      Balance      Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
California                   145     $76,794,668     60.79%     $530,986   4.877%    621     733
-------------------------------------------------------------------------------------------------
Florida                       24      12,653,178     10.02       527,500   4.841     641     736
-------------------------------------------------------------------------------------------------
Virginia                      10       4,674,523      3.70       467,502   4.722     631     717
-------------------------------------------------------------------------------------------------
Illinois                       8       4,665,753      3.69       583,459   4.743     690     734
-------------------------------------------------------------------------------------------------
Massachusetts                  9       4,102,661      3.25       456,544   4.876     663     732
-------------------------------------------------------------------------------------------------
South Carolina                 7       3,314,675      2.62       473,773   5.138     617     717
-------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining   W.A.
                           FICO   Original   Original   Original    Term to    Loan
Geographic Distribution   Score     LTV         LTV        LTV      Maturity    Age
-----------------------------------------------------------------------------------
California                 816     23.66%     73.19%     95.00%       359        1
-----------------------------------------------------------------------------------
Florida                    809     29.41      77.35      90.00        359        1
-----------------------------------------------------------------------------------
Virginia                   787     46.92      70.51      80.00        359        1
-----------------------------------------------------------------------------------
Illinois                   783     37.40      65.89      95.00        359        1
-----------------------------------------------------------------------------------
Massachusetts              785     54.05      77.74      95.00        359        1
-----------------------------------------------------------------------------------
South Carolina             789     49.00      71.74      89.47        359        1
-----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Maryland                       7        3,115,197         2.47        445,427   4.683     652    723
----------------------------------------------------------------------------------------------------
Colorado                       5        3,048,773         2.41        610,003   4.799     681    727
----------------------------------------------------------------------------------------------------
Nevada                         5        2,022,767         1.60        404,755   4.933     630    719
----------------------------------------------------------------------------------------------------
Georgia                        3        1,820,060         1.44        606,966   4.851     711    722
----------------------------------------------------------------------------------------------------
Arizona                        1        1,462,500         1.16      1,462,500   5.625     704    704
----------------------------------------------------------------------------------------------------
North Carolina                 3        1,450,442         1.15        483,833   4.841     692    735
----------------------------------------------------------------------------------------------------
Michigan                       3        1,222,078         0.97        407,667   5.293     746    772
----------------------------------------------------------------------------------------------------
Texas                          2        1,160,996         0.92        581,429   4.875     738    739
----------------------------------------------------------------------------------------------------
Hawaii                         2        1,011,400         0.80        505,700   4.790     737    772
----------------------------------------------------------------------------------------------------
Washington                     2          832,250         0.66        503,625   5.002     736    738
----------------------------------------------------------------------------------------------------
New Mexico                     1          588,828         0.47        589,905   5.250     652    652
----------------------------------------------------------------------------------------------------
District of Columbia           1          442,400         0.35        442,400   4.375     795    795
----------------------------------------------------------------------------------------------------
Utah                           1          439,384         0.35        439,900   5.125     708    708
----------------------------------------------------------------------------------------------------
Missouri                       1          412,000         0.33        412,000   4.750     776    776
----------------------------------------------------------------------------------------------------
Other                          3        1,103,446         0.87        367,967   4.713     632    708
----------------------------------------------------------------------------------------------------
Total:                       243     $126,337,979      100.00%     $  521,565   4.875%    617    732
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Maryland                   789    74.86      78.27      80.00        359        1
----------------------------------------------------------------------------------
Colorado                   758    59.52      77.40      95.00        359        1
----------------------------------------------------------------------------------
Nevada                     800    78.89      83.65      90.00        359        1
----------------------------------------------------------------------------------
Georgia                    753    60.00      69.22      90.00        359        1
----------------------------------------------------------------------------------
Arizona                    704    63.59      63.59      63.59        359        1
----------------------------------------------------------------------------------
North Carolina             774    71.84      76.22      80.00        359        1
----------------------------------------------------------------------------------
Michigan                   794    33.33      63.19      80.00        359        1
----------------------------------------------------------------------------------
Texas                      739    58.06      65.36      82.35        359        1
----------------------------------------------------------------------------------
Hawaii                     790    78.02      79.34      80.00        359        1
----------------------------------------------------------------------------------
Washington                 741    75.00      77.45      80.00        359        1
----------------------------------------------------------------------------------
New Mexico                 652    79.18      79.18      79.18        359        1
----------------------------------------------------------------------------------
District of Columbia       795    80.00      80.00      80.00        359        1
----------------------------------------------------------------------------------
Utah                       708    80.00      80.00      80.00        359        1
----------------------------------------------------------------------------------
Missouri                   776    80.00      80.00      80.00        360        0
----------------------------------------------------------------------------------
Other                      788    66.22      74.57      79.96        360        0
----------------------------------------------------------------------------------
Total:                     816    23.66%     73.63%     95.00%       359        1
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-------------------------------------------------------------------------------------------------
                       Number      Aggregate       Percent      Average
                         of         Current       of Loans     Original      W.A.    Min.    W.A.
                      Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
County Distribution     Loans       Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
Orange                    22     $ 11,551,134        9.14%     $525,286    4.856%    627     710
-------------------------------------------------------------------------------------------------
San Mateo                 18        9,802,233        7.76       544,697    5.042     673     731
-------------------------------------------------------------------------------------------------
Los Angeles               14        8,864,220        7.02       633,357    4.836     633     725
-------------------------------------------------------------------------------------------------
Santa Clara               13        8,039,802        6.36       618,545    4.793     713     753
-------------------------------------------------------------------------------------------------
San Diego                 14        6,761,985        5.35       483,143    4.793     680     767
-------------------------------------------------------------------------------------------------
Alameda                   12        6,299,343        4.99       525,180    4.928     645     727
-------------------------------------------------------------------------------------------------
San Francisco              9        5,163,784        4.09       574,178    4.893     676     752
-------------------------------------------------------------------------------------------------
Contra Costa               8        4,559,262        3.61       570,119    4.932     621     699
-------------------------------------------------------------------------------------------------
Cook                       6        3,586,839        2.84       597,988    4.810     690     740
-------------------------------------------------------------------------------------------------
Broward                    6        3,417,945        2.71       570,000    4.880     691     732
-------------------------------------------------------------------------------------------------
Other                    121       58,291,433       46.14       484,866    4.869     617     731
-------------------------------------------------------------------------------------------------
Total:                   243     $126,337,979      100.00%     $521,565    4.875%    617     732
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining    W.A.
                       FICO   Original   Original   Original    Term to     Loan
County Distribution   Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------------
Orange                 806     47.76%     71.62%      90.00%      359        1
--------------------------------------------------------------------------------
San Mateo              797     50.81      73.58       80.00       360        0
--------------------------------------------------------------------------------
Los Angeles            787     62.50      73.23       80.00       359        1
--------------------------------------------------------------------------------
Santa Clara            791     47.10      70.56       80.00       360        0
--------------------------------------------------------------------------------
San Diego              807     31.25      66.18       80.00       359        1
--------------------------------------------------------------------------------
Alameda                787     62.08      79.09       95.00       359        1
--------------------------------------------------------------------------------
San Francisco          797     57.86      76.62       80.00       359        1
--------------------------------------------------------------------------------
Contra Costa           753     66.88      74.83       80.00       359        1
--------------------------------------------------------------------------------
Cook                   783     45.28      71.41       95.00       359        1
--------------------------------------------------------------------------------
Broward                809     80.00      80.00       80.00       359        1
--------------------------------------------------------------------------------
Other                  816     23.66      74.20       95.00       358        1
--------------------------------------------------------------------------------
Total:                 816     23.66%     73.63%      95.00%      359        1
--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------
                   Number    Aggregate      Percent      Average
                     of       Current      of Loans      Original    W.A.     Min.    W.A.
                  Mortgage   Principal   by Principal   Principal    Gross    FICO    FICO
  Original LTV      Loans      Balance       Balance     Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
20.01 - 25.00          1      $504,000       0.40%      $504,000   4.750%    768     768
-----------------------------------------------------------------------------------------
25.01 - 30.00          1       500,000       0.40        500,000   5.500     743     743
-----------------------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                              W.A.
                   Max.      Min.      W.A.       Max.     Remaining   W.A.
                   FICO   Original   Original   Original    Term to    Loan
  Original LTV    Score      LTV        LTV       LTV       Maturity   Age
---------------------------------------------------------------------------
20.01 - 25.00      768     23.66%     23.66%     23.66%       360        0
---------------------------------------------------------------------------
25.01 - 30.00      743     29.41      29.41      29.41        359        1
---------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
30.01 - 35.00          2        1,149,140        0.91        575,000   5.206     772     795
---------------------------------------------------------------------------------------------
35.01 - 40.00          2        1,020,915        0.81        510,875   4.216     709     745
---------------------------------------------------------------------------------------------
45.01 - 50.00          8        4,783,062        3.79        597,991   4.805     626     734
---------------------------------------------------------------------------------------------
50.01 - 55.00          3        1,618,900        1.28        540,500   5.255     736     768
---------------------------------------------------------------------------------------------
55.01 - 60.00         11        5,353,351        4.24        486,958   4.854     631     721
---------------------------------------------------------------------------------------------
60.01 - 65.00         10        6,050,943        4.79        605,384   5.038     662     724
---------------------------------------------------------------------------------------------
65.01 - 70.00         26       15,553,779       12.31        598,402   4.880     632     721
---------------------------------------------------------------------------------------------
70.01 - 75.00         24       12,697,678       10.05        536,549   4.818     621     732
---------------------------------------------------------------------------------------------
75.01 - 80.00        142       71,802,327       56.83        507,098   4.855     627     737
---------------------------------------------------------------------------------------------
80.01 - 85.00          1          349,138        0.28        350,000   4.875     738     738
---------------------------------------------------------------------------------------------
85.01 - 90.00          6        2,495,044        1.97        415,932   4.942     617     665
---------------------------------------------------------------------------------------------
90.01 - 95.00          6        2,459,703        1.95        409,951   5.186     636     671
---------------------------------------------------------------------------------------------
Total:               243     $126,337,979      100.00%      $521,565   4.875%    617     732
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
30.01 - 35.00      807     31.25      31.97      33.33        359        1
---------------------------------------------------------------------------
35.01 - 40.00      793     37.40      37.85      38.43        359        1
---------------------------------------------------------------------------
45.01 - 50.00      783     45.28      47.83      49.69        359        1
---------------------------------------------------------------------------
50.01 - 55.00      785     50.81      51.67      54.05        359        1
---------------------------------------------------------------------------
55.01 - 60.00      791     55.05      58.24      60.00        359        1
---------------------------------------------------------------------------
60.01 - 65.00      789     60.27      62.92      64.71        360        0
---------------------------------------------------------------------------
65.01 - 70.00      797     65.71      68.34      70.00        359        1
---------------------------------------------------------------------------
70.01 - 75.00      816     70.91      73.64      75.00        355        1
---------------------------------------------------------------------------
75.01 - 80.00      814     75.07      79.55      80.00        359        1
---------------------------------------------------------------------------
80.01 - 85.00      738     82.35      82.35      82.35        358        2
---------------------------------------------------------------------------
85.01 - 90.00      753     87.65      89.51      90.00        360        0
---------------------------------------------------------------------------
90.01 - 95.00      723     94.34      94.89      95.00        359        1
---------------------------------------------------------------------------
Total:             816     23.66%     73.63%     95.00%       359        1
---------------------------------------------------------------------------

W.A.: 73.63%
Lowest: 23.66%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

----------------------------------------------------------------------------------------------------
                       Number      Aggregate       Percent      Average
                         of         Current       of Loans      Original    W.A.     Min.    W.A.
                      Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Original Term           Loans       Balance        Balance       Balance   Coupon   Score   Score
----------------------------------------------------------------------------------------------------
180                        1     $    341,662        0.27%      $343,000   4.500%    729     729
----------------------------------------------------------------------------------------------------
360                      242      125,996,317       99.73        522,303   4.876     617     732
----------------------------------------------------------------------------------------------------
Total:                   243     $126,337,979      100.00%      $521,565   4.875%    617     732
----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Original Term         Score      LTV        LTV       LTV      Maturity    Age
-------------------------------------------------------------------------------
180                    729     73.92%      73.92%    73.92%       179        1
-------------------------------------------------------------------------------
360                    816     23.66       73.63     95.00        359        1
-------------------------------------------------------------------------------
Total:                 816     23.66%      73.63%    95.00%       359        1
-------------------------------------------------------------------------------

W.A.: 359.5 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-J Group 1
                                    3-1 ARMs
                            Collateral Summary Report

1. General Pool Characteristics

Pool Size: $126,337,978.89
Loan Count: 243
Cut-off Date: 2004-10-01
Avg. Loan Balance: $519,909.38
Avg. Orig. Balance: $521,565.14
Accelerated Docs: 50.33%
W.A. FICO: 732
W.A. Orig. LTV: 73.63%
W.A. Cut-Off LTV: 73.47%
W.A. Gross 4.875%
W.A. Net Coupon: 4.496%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 4.20%
% over 100 OLTV: 0.00%
% with PMI: 4.20%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.46%
W.A. MI Adjusted COLTV: 72.45%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.77%

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
$250,001 - $350,000         4.21%
---------------------------------
$350,001 - $450,000        29.54
---------------------------------
$450,001 - $550,000        25.43
---------------------------------
$550,001 - $650,000        14.50
---------------------------------
$650,001 - $750,000        11.57
---------------------------------
$750,001 - $850,000         4.49
---------------------------------

---------------------------------
$850,001 - $950,000         1.45
---------------------------------
$950,001 - $1,050,000       4.66
---------------------------------
$1,050,001 - $1,150,000     0.85
---------------------------------
$1,150,001 - $1,250,000     0.95
---------------------------------
$1,450,001 - $1,550,000     2.34
---------------------------------
Total:                    100.00%
---------------------------------

Average: $521,565.14
Lowest: $336,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
<= $250,000                 0.14%
---------------------------------
$250,001 - $350,000         4.07
---------------------------------
$350,001 - $450,000        29.87
---------------------------------
$450,001 - $550,000        25.43
---------------------------------
$550,001 - $650,000        14.16
---------------------------------
$650,001 - $750,000        11.57
---------------------------------
$750,001 - $850,000         4.49
---------------------------------
$850,001 - $950,000         1.45
---------------------------------
$950,001 - $1,050,000       4.66
---------------------------------
$1,050,001 - $1,150,000     0.85
---------------------------------
$1,150,001 - $1,250,000     0.95
---------------------------------
$1,450,001 - $1,550,000     2.34
---------------------------------
Total:                    100.00%
---------------------------------

Average: $519,909.38
Lowest: $172,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Coupon

-----------------------
Coupon          Percent
-----------------------
3.501 - 3.750     0.32%
-----------------------
3.751 - 4.000     1.18
-----------------------
4.001 - 4.250     2.48
-----------------------
4.251 - 4.500    15.79
-----------------------
4.501 - 4.750    23.48
-----------------------
4.751 - 5.000    27.00
-----------------------
5.001 - 5.250    19.08
-----------------------
5.251 - 5.500     7.75
-----------------------
5.501 - 5.750     1.75
-----------------------
5.751 - 6.000     1.18
-----------------------
Total:          100.00%
-----------------------

W.A.: 4.875%
Lowest: 3.625%
Highest: 5.875%

--------------------------------------------------------------------------------

6. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.57%
----------------------
750 - 799       34.45
----------------------
700 - 749       35.32
----------------------
650 - 699       20.21
----------------------
600 - 649        5.45
----------------------
Total:         100.00%
----------------------

W.A.: 732
Lowest: 617
Highest: 816

--------------------------------------------------------------------------------

7. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             95.80%
-----------------------
UGRIC             1.07
-----------------------
RMIC              0.90
-----------------------
PMIC              0.67
-----------------------
GEMIC             0.65
-----------------------
MGIC              0.63
-----------------------
RGIC              0.28
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------
Product Type   Percent
----------------------
3IO/27 12ML     59.92%
----------------------
3/27 12ML       39.81
----------------------
3/12 12ML        0.27
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

9. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               59.38%
-----------------------------
Refinance-Cashout      22.11
-----------------------------
Refinance-Rate/Term    18.51
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/ PMI      4.20%
------------------------------
Conventional w/o PMI    95.80
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

12. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              61.66%
-----------------------
PUD Detach       21.13
-----------------------
Condo            11.91
-----------------------
PUD Attach        1.95
-----------------------
2-Family          1.71
-----------------------
4-Family          0.56
-----------------------
Townhouse         0.40
-----------------------
3-Family          0.39
-----------------------
Cooperative       0.28
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             89.25%
--------------------------
Secondary            9.13
--------------------------
Investor             1.62
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. Documentation

-------------------------
Documentation     Percent
-------------------------
Standard           49.67%
-------------------------
Rapid              33.62
-------------------------
Reduced            15.29
-------------------------
All Ready Home      1.42
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

15. State

-----------------------
State           Percent
-----------------------
California       60.79%
-----------------------
Florida          10.02
-----------------------
Virginia          3.70
-----------------------
Illinois          3.69
-----------------------
Massachusetts     3.25
-----------------------
Other            18.56
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    58.22%
-----------------------------
Southern California    41.78
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
94080        1.77%
------------------
94568        1.68
------------------
95138        1.56
------------------
95014        1.28
------------------
91423        1.19
------------------
Other       92.52
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. OLTV

-----------------------
OLTV            Percent
-----------------------
20.01 - 25.00     0.40%
-----------------------
25.01 - 30.00     0.40
-----------------------
30.01 - 35.00     0.91
-----------------------
35.01 - 40.00     0.81
-----------------------
45.01 - 50.00     3.79
-----------------------
50.01 - 55.00     1.28
-----------------------
55.01 - 60.00     4.24
-----------------------
60.01 - 65.00     4.79
-----------------------
65.01 - 70.00    12.31
-----------------------
70.01 - 75.00    10.05
-----------------------
75.01 - 80.00    56.83
-----------------------
80.01 - 85.00     0.28
-----------------------
85.01 - 90.00     1.97
-----------------------
90.01 - 95.00     1.95
-----------------------
Total:          100.00%
-----------------------

W.A.: 73.63%
Lowest: 23.66%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
20.01 - 25.00     0.40%
-----------------------
25.01 - 30.00     0.40
-----------------------
30.01 - 35.00     0.91
-----------------------
35.01 - 40.00     0.94
-----------------------
45.01 - 50.00     3.79
-----------------------
50.01 - 55.00     1.93
-----------------------
55.01 - 60.00     4.27
-----------------------
60.01 - 65.00     4.44
-----------------------
65.01 - 70.00    12.31
-----------------------

-----------------------
70.01 - 75.00     9.71
-----------------------
75.01 - 80.00    56.70
-----------------------
80.01 - 85.00     0.28
-----------------------
85.01 - 90.00     1.97
-----------------------
90.01 - 95.00     1.95
-----------------------
Total:          100.00%
-----------------------

W.A.: 73.47%
Lowest: 23.66%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
None                 100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Original Term

-----------------------
Original Term   Percent
-----------------------
180               0.27%
-----------------------
360              99.73
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.5 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
175 - 180                  0.27%
--------------------------------
355 - 360                 99.73
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.9 months
Lowest: 179 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  35.45%
-------------------------
1 - 6              64.55
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

29. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
2.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
9.501 - 9.750           0.32%
-----------------------------
9.751 - 10.000          1.18
-----------------------------
10.001 - 10.250         2.48
-----------------------------
10.251 - 10.500        15.79
-----------------------------
10.501 - 10.750        23.48
-----------------------------
10.751 - 11.000        27.00
-----------------------------
11.001 - 11.250        19.08
-----------------------------
11.251 - 11.500         7.75
-----------------------------
11.501 - 11.750         1.75
-----------------------------
11.751 - 12.000         1.18
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.875%
Lowest: 9.625%
Highest: 11.875%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

--------------------------
Cutoff Rollterm    Percent
--------------------------
31 - 36            100.00%
--------------------------
Total:             100.00%
--------------------------

W.A.: 35.3 months
Lowest: 34 months
Highest: 36 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-J Group 2
                                    5-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $387,531,165.20
Loan Count: 745
Cut-off Date: 2004-10-01
Avg. Loan Balance: $520,176.06
Avg. Orig. Balance: $520,486.08
Accelerated Docs: 58.11%
W.A. FICO: 737
W.A. Orig. LTV: 72.29%
W.A. Cut-Off LTV: 72.25%
W.A. Gross Coupon: 5.227%
W.A. Net Coupon: 4.973%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 1.91%
% over 100 COLTV: 0.00%
% with PMI: 1.91%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 27.93%
W.A. MI Adjusted COLTV: 71.76%
% Second Lien: 0.00%
% with Prepay Penalty: 0.42%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.91%

* FICO not available for 1 loans, or 0.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
$250,001 - $350,000         3.90%
---------------------------------
$350,001 - $450,000        30.79
---------------------------------
$450,001 - $550,000        24.15
---------------------------------
$550,001 - $650,000        15.95
---------------------------------
$650,001 - $750,000         8.18
---------------------------------

---------------------------------
$750,001 - $850,000         3.90
---------------------------------
$850,001 - $950,000         2.33
---------------------------------
$950,001 - $1,050,000       4.61
---------------------------------
$1,050,001 - $1,150,000     0.56
---------------------------------
$1,150,001 - $1,250,000     3.46
---------------------------------
>= $1,250,001               2.17
---------------------------------
Total:                    100.00%
---------------------------------

Average: $520,486.08
Lowest: $333,701.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
$250,001 - $350,000         3.90%
---------------------------------
$350,001 - $450,000        30.89
---------------------------------
$450,001 - $550,000        24.04
---------------------------------
$550,001 - $650,000        15.95
---------------------------------
$650,001 - $750,000         8.18
---------------------------------
$750,001 - $850,000         3.90
---------------------------------
$850,001 - $950,000         2.33
---------------------------------
$950,001 - $1,050,000       4.61
---------------------------------
$1,050,001 - $1,150,000     0.56
---------------------------------
$1,150,001 - $1,250,000     3.46
---------------------------------
>= $1,250,001               2.17
---------------------------------
Total:                    100.00%
---------------------------------

Average: $520,176.06
Lowest: $333,701.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.63%
---------------------------
Y                     0.37
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
3.751 - 4.000     0.24%
-----------------------
4.001 - 4.250     0.62
-----------------------
4.251 - 4.500     1.78
-----------------------
4.501 - 4.750     6.78
-----------------------
4.751 - 5.000    20.28
-----------------------
5.001 - 5.250    30.73
-----------------------
5.251 - 5.500    28.17
-----------------------
5.501 - 5.750     8.17
-----------------------
5.751 - 6.000     1.84
-----------------------
6.001 - 6.250     0.85
-----------------------
6.251 - 6.500     0.41
-----------------------
6.751 - 7.000     0.14
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.227%
Lowest: 3.875%
Highest: 6.875%

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.67%
----------------------
750 - 799       41.23
----------------------
700 - 749       30.73
----------------------
650 - 699       19.06
----------------------
600 - 649        4.16
----------------------
Not Scored       0.15
----------------------
Total:         100.00%
----------------------

W.A.: 737
Lowest: 621
Highest: 822

--------------------------------------------------------------------------------

8. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             98.09%
-----------------------
UGRIC             0.55
-----------------------
RMIC              0.46
-----------------------
RGIC              0.37
-----------------------
GEMIC             0.28
-----------------------
MGIC              0.16
-----------------------
PMIC              0.10
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Product Type

----------------------
Product Type   Percent
----------------------
5IO/25 12ML     66.00%
----------------------
5/25 12ML       33.86
----------------------
5/10 12ML        0.14
----------------------

----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

10. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

11. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               65.93%
-----------------------------
Refinance-Rate/Term    18.03
-----------------------------
Refinance-Cashout      16.04
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

12. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/ PMI      1.91%
------------------------------
Conventional w/o PMI    98.09
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

13. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              59.90%
-----------------------
PUD Detach       20.29
-----------------------

--------------------
Condo         16.12
--------------------
PUD Attach     1.95
--------------------
2-Family       0.56
--------------------
4-Family       0.55
--------------------
Cooperative    0.25
--------------------
Townhouse      0.22
--------------------
3-Family       0.15
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

14. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             86.84%
--------------------------
Secondary           11.19
--------------------------
Investor             1.98
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             42.72%
------------------------
Standard          41.89
------------------------
Reduced           15.30
------------------------
All Ready Home     0.09
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

16. State

--------------------
State        Percent
--------------------
California    60.04%
--------------------

--------------------
Florida        6.97
--------------------
Virginia       3.28
--------------------
Illinois       3.26
--------------------
Maryland       2.93
--------------------
Other         23.52
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

17. California

-----------------------------
California            Percent
-----------------------------
Northern California    48.93%
-----------------------------
Southern California    51.07
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

18. Zip Code

------------------
Zip Code   Percent
------------------
92037        0.91%
------------------
94558        0.91
------------------
29572        0.75
------------------
92067        0.68
------------------
20854        0.66
------------------
Other       96.10
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

19. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.15%
-----------------------
20.01 - 25.00     0.20
-----------------------

-----------------------
30.01 - 35.00     1.51
-----------------------
35.01 - 40.00     1.78
-----------------------
40.01 - 45.00     1.17
-----------------------
45.01 - 50.00     2.18
-----------------------
50.01 - 55.00     3.00
-----------------------
55.01 - 60.00     4.17
-----------------------
60.01 - 65.00     6.08
-----------------------
65.01 - 70.00    11.85
-----------------------
70.01 - 75.00    11.57
-----------------------
75.01 - 80.00    54.42
-----------------------
85.01 - 90.00     0.79
-----------------------
90.01 - 95.00     1.12
-----------------------
Total:          100.00%
-----------------------

W.A.: 72.29%
Lowest: 11.43%
Highest: 95.00%

--------------------------------------------------------------------------------

20. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.15%
-----------------------
20.01 - 25.00     0.20
-----------------------
30.01 - 35.00     1.51
-----------------------
35.01 - 40.00     1.78
-----------------------
40.01 - 45.00     1.17
-----------------------
45.01 - 50.00     2.18
-----------------------
50.01 - 55.00     3.15
-----------------------
55.01 - 60.00     4.02
-----------------------
60.01 - 65.00     6.18
-----------------------
65.01 - 70.00    11.85
-----------------------
70.01 - 75.00    11.57
-----------------------
75.01 - 80.00    54.32
-----------------------
85.01 - 90.00     0.79
-----------------------
90.01 - 95.00     1.12
-----------------------

-----------------------
Total:          100.00%
-----------------------

W.A.: 72.25%
Lowest: 11.43%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

22. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

23. Convertible Flag

---------------------------
Convertible Flag    Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                          99.58%
---------------------------------

---------------------------------
36                          0.42
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.1 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
2%ofPPAmnt>20%         0.42%
----------------------------
None                  99.58
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
55 - 60           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 59.3 months
Lowest: 58 months
Highest: 60 months

--------------------------------------------------------------------------------

27. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
8.751 - 9.000           0.24%
-----------------------------
9.001 - 9.250           0.62
-----------------------------
9.251 - 9.500           1.78
-----------------------------
9.501 - 9.750           6.78
-----------------------------
9.751 - 10.000         20.28
-----------------------------

-----------------------------
10.001 - 10.250        30.73
-----------------------------
10.251 - 10.500        28.17
-----------------------------
10.501 - 10.750         8.17
-----------------------------
10.751 - 11.000         1.84
-----------------------------
11.001 - 11.250         0.85
-----------------------------
11.251 - 11.500         0.41
-----------------------------
11.751 - 12.000         0.14
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.227%
Lowest: 8.875%
Highest: 11.875%

--------------------------------------------------------------------------------

28. Original Term

-----------------------
Original Term   Percent
-----------------------
180               0.14%
-----------------------
360              99.86
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.7 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
175 - 180                  0.14%
--------------------------------
355 - 360                 99.86
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.1 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

30. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  31.99%
-------------------------
1 - 6              68.01
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

31. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

32. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

33. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-J Group 2
                                    5-1 ARMs

--------------------------------------------------------------------------------

1. Original Balance

---------------------------------------------------------------------------------------------------
                         Number      Aggregate      Percent       Average
                           of         Current       of Loans     Original     W.A.     Min.    W.A.
                        Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Original Balance          Loans       Balance       Balance       Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------------
250,001 - 350,000           44     $ 15,115,572        3.90%     $ 343,594   5.214%    623     737
---------------------------------------------------------------------------------------------------
350,001 - 450,000          298      119,305,438       30.79        400,454   5.275     621     732
---------------------------------------------------------------------------------------------------
450,001 - 550,000          189       93,578,702       24.15        495,809   5.188     635     738
---------------------------------------------------------------------------------------------------
550,001 - 650,000          103       61,795,920       15.95        600,414   5.179     624     740
---------------------------------------------------------------------------------------------------
650,001 - 750,000           45       31,691,471        8.18        704,452   5.188     623     739
---------------------------------------------------------------------------------------------------
750,001 - 850,000           19       15,119,579        3.90        796,104   5.361     652     745
---------------------------------------------------------------------------------------------------
850,001 - 950,000           10        9,029,202        2.33        903,025   5.077     679     744
---------------------------------------------------------------------------------------------------
950,001 - 1,050,000         18       17,869,984        4.61        992,968   5.159     674     733
---------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000        2        2,185,000        0.56      1,092,500   5.002     753     756
---------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000       11       13,414,060        3.46      1,219,591   5.334     657     722
---------------------------------------------------------------------------------------------------
1,250,001 - 1,350,000        2        2,698,487        0.70      1,350,000   5.187     770     781
---------------------------------------------------------------------------------------------------
1,350,001 - 1,450,000        3        4,227,750        1.09      1,409,250   5.584     690     727
---------------------------------------------------------------------------------------------------
1,450,001 - 1,550,000        1        1,500,000        0.39      1,500,000   5.500     756     756
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Original Balance        Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
250,001 - 350,000        802     47.66%     74.87%     95.00%       359        1
---------------------------------------------------------------------------------
350,001 - 450,000        822     22.61      74.21      95.00        359        1
---------------------------------------------------------------------------------
450,001 - 550,000        816     34.44      72.68      90.00        359        1
---------------------------------------------------------------------------------
550,001 - 650,000        813     11.43      72.42      95.00        358        1
---------------------------------------------------------------------------------
650,001 - 750,000        807     33.20      74.67      80.00        359        1
---------------------------------------------------------------------------------
750,001 - 850,000        807     47.27      73.69      80.00        359        1
---------------------------------------------------------------------------------
850,001 - 950,000        807     55.00      74.63      80.00        360        0
---------------------------------------------------------------------------------
950,001 - 1,050,000      782     30.30      64.76      80.00        359        1
---------------------------------------------------------------------------------
1,050,001 - 1,150,000    759     48.89      59.37      70.00        359        1
---------------------------------------------------------------------------------
1,150,001 - 1,250,000    806     31.19      59.58      80.00        359        1
---------------------------------------------------------------------------------
1,250,001 - 1,350,000    792     60.00      60.68      61.36        359        1
---------------------------------------------------------------------------------
1,350,001 - 1,450,000    786     35.25      60.06      80.00        360        0
---------------------------------------------------------------------------------
1,450,001 - 1,550,000    756     63.16      63.16      63.16        359        1
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Total:                     745     $387,531,165      100.00%     $ 520,486   5.227%    621     737
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Total:                   822     11.43%     72.29%     95.00%       359        1
---------------------------------------------------------------------------------

Average: $520,486.08
Lowest: $333,701.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

--------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average
                   of         Current       of Loans     Original     W.A.      Min.    W.A.
                Mortgage     Principal    by Principal   Principal    Gross     FICO    FICO
Gross Coupon      Loans       Balance        Balance      Balance    Coupon    Score   Score
--------------------------------------------------------------------------------------------
3.751 - 3.875        1      $   334,000        0.09%      $334,000    3.875%    783     783
--------------------------------------------------------------------------------------------
3.876 - 4.000        1          600,000        0.15        600,000    4.000     734     734
--------------------------------------------------------------------------------------------
4.126 - 4.250        4        2,385,363        0.62        596,901    4.250     729     763
--------------------------------------------------------------------------------------------
4.251 - 4.375        8        5,207,115        1.34        651,274    4.375     651     727
--------------------------------------------------------------------------------------------
4.376 - 4.500        4        1,701,875        0.44        450,000    4.500     756     779
--------------------------------------------------------------------------------------------
4.501 - 4.625       14        7,844,425        2.02        560,654    4.625     625     728
--------------------------------------------------------------------------------------------
4.626 - 4.750       36       18,413,309        4.75        511,570    4.750     638     750
--------------------------------------------------------------------------------------------
4.751 - 4.875       55       29,122,811        7.51        529,664    4.875     635     745
--------------------------------------------------------------------------------------------
4.876 - 5.000       95       49,477,083       12.77        520,926    5.000     642     743
--------------------------------------------------------------------------------------------
5.001 - 5.125       95       49,917,889       12.88        525,561    5.125     624     741
--------------------------------------------------------------------------------------------
5.126 - 5.250      137       69,172,723       17.85        505,042    5.250     627     742
--------------------------------------------------------------------------------------------
5.251 - 5.375      116       60,012,019       15.49        517,491    5.375     624     731
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score      LTV       LTV         LTV      Maturity    Age
-------------------------------------------------------------------------
3.751 - 3.875    783     65.62%     65.62%     65.62%       360        0
-------------------------------------------------------------------------
3.876 - 4.000    734     80.00      80.00      80.00        360        0
-------------------------------------------------------------------------
4.126 - 4.250    793     47.66      71.41      80.00        359        1
-------------------------------------------------------------------------
4.251 - 4.375    802     37.27      69.32      80.00        359        1
-------------------------------------------------------------------------
4.376 - 4.500    792     56.41      72.51      80.00        359        1
-------------------------------------------------------------------------
4.501 - 4.625    784     38.58      72.69      90.00        359        1
-------------------------------------------------------------------------
4.626 - 4.750    807     50.38      76.78      95.00        354        1
-------------------------------------------------------------------------
4.751 - 4.875    804     22.61      69.44      80.00        359        1
-------------------------------------------------------------------------
4.876 - 5.000    813     30.30      72.15      93.09        359        1
-------------------------------------------------------------------------
5.001 - 5.125    822     42.71      73.51      95.00        359        1
-------------------------------------------------------------------------
5.126 - 5.250    815     11.43      72.26      95.00        359        1
-------------------------------------------------------------------------
5.251 - 5.375    816     31.19      70.59      95.00        359        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
5.376 - 5.500       89       49,155,558       12.68        552,460    5.500     623     731
--------------------------------------------------------------------------------------------
5.501 - 5.625       38       17,679,925        4.56        465,354    5.625     651     734
--------------------------------------------------------------------------------------------
5.626 - 5.750       27       13,965,887        3.60        518,525    5.750     638     715
--------------------------------------------------------------------------------------------
5.751 - 5.875        6        2,280,988        0.59        380,285    5.875     632     690
--------------------------------------------------------------------------------------------
5.876 - 6.000       10        4,853,184        1.25        485,515    6.000     627     723
--------------------------------------------------------------------------------------------
6.001 - 6.125        4        2,532,131        0.65        633,125    6.125     621     675
--------------------------------------------------------------------------------------------
6.126 - 6.250        2          767,630        0.20        384,000    6.250     637     676
--------------------------------------------------------------------------------------------
6.251 - 6.375        2        1,572,250        0.41        786,125    6.375     685     717
--------------------------------------------------------------------------------------------
6.751 - 6.875        1          535,000        0.14        535,000    6.875     646     646
--------------------------------------------------------------------------------------------
Total:             745     $387,531,165      100.00%      $520,486    5.227%    621     737
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
5.376 - 5.500    807     35.25      72.29      90.00        359        1
-------------------------------------------------------------------------
5.501 - 5.625    813     42.06      72.19      90.00        359        1
-------------------------------------------------------------------------
5.626 - 5.750    795     33.20      70.65      92.17        359        1
-------------------------------------------------------------------------
5.751 - 5.875    802     71.28      83.34      95.00        359        1
-------------------------------------------------------------------------
5.876 - 6.000    802     72.73      81.41      95.00        359        1
-------------------------------------------------------------------------
6.001 - 6.125    719     65.00      76.05      80.00        359        1
-------------------------------------------------------------------------
6.126 - 6.250    717     79.59      84.72      90.00        359        1
-------------------------------------------------------------------------
6.251 - 6.375    747     69.64      72.39      75.00        359        1
-------------------------------------------------------------------------
6.751 - 6.875    646     69.48      69.48      69.48        359        1
-------------------------------------------------------------------------
Total:           822     11.43%     72.29%     95.00%       359        1
-------------------------------------------------------------------------

W.A.: 5.227%
Lowest: 3.875%
Highest: 6.875%

--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------------
                Number      Aggregate      Percent       Average
                  of         Current       of Loans      Original    W.A.     Min.    W.A.
               Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Credit Score     Loans       Balance       Balance       Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
800 - 824          33      $18,115,251        4.67%      $549,052   5.192%     800    807
------------------------------------------------------------------------------------------
775 - 799         128       65,400,377       16.88        512,084   5.150      775    785
------------------------------------------------------------------------------------------
750 - 774         171       94,371,896       24.35        552,057   5.174      750    762
------------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                           W.A.
                Max.     Min.       W.A.       Max.     Remaining   W.A.
                FICO   Original   Original   Original    Term to    Loan
Credit Score   Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------
800 - 824       822     34.44%     73.83%     80.00%       359        1
------------------------------------------------------------------------
775 - 799       799     30.30      70.68      90.00        359        1
------------------------------------------------------------------------
750 - 774       774     22.61      72.53      94.79        358        1
------------------------------------------------------------------------

------------------------------------------------------------------------------------------
725 - 749         142       71,504,104       18.45        503,688   5.216      725    737
------------------------------------------------------------------------------------------
700 - 724          98       47,598,773       12.28        485,851   5.274      700    712
------------------------------------------------------------------------------------------
675 - 699          93       50,933,628       13.14        547,759   5.290      675    688
------------------------------------------------------------------------------------------
650 - 674          44       22,918,255        5.91        520,946   5.347      650    663
------------------------------------------------------------------------------------------
625 - 649          30       13,577,892        3.50        452,787   5.442      625    638
------------------------------------------------------------------------------------------
600 - 624           5        2,533,400        0.65        506,680   5.492      621    623
------------------------------------------------------------------------------------------
Not Scored          1          577,590        0.15        577,590   4.375    *****      0
------------------------------------------------------------------------------------------
Total:            745     $387,531,165      100.00%      $520,486   5.227%     621    737
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
725 - 749       749     11.43      72.47      95.00        359        1
-------------------------------------------------------------------------
700 - 724       724     24.44      73.51      95.00        359        1
-------------------------------------------------------------------------
675 - 699       699     35.25      72.17      80.00        359        1
-------------------------------------------------------------------------
650 - 674       674     31.19      69.98      93.03        359        1
-------------------------------------------------------------------------
625 - 649       649     46.40      75.98      95.00        359        1
-------------------------------------------------------------------------
600 - 624       624     53.57      68.12      80.00        359        1
-------------------------------------------------------------------------
Not Scored        0     80.00      80.00      80.00        359        1
-------------------------------------------------------------------------
Total:          822     11.43%     72.29%     95.00%       359        1
-------------------------------------------------------------------------

W.A.: 737
Lowest: 621
Highest: 822

--------------------------------------------------------------------------------

4. Index

------------------------------------------------------------------------------------
          Number      Aggregate       Percent      Average
            of         Current       of Loans      Original    W.A.     Min.    W.A.
         Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Index     Loans        Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------
12ML       745      $387,531,165      100.00%      $520,486   5.227%    621     737
------------------------------------------------------------------------------------
Total:     745      $387,531,165      100.00%      $520,486   5.227%    621     737
------------------------------------------------------------------------------------

-------------------------------------------------------------------
                                                    W.A.
          Max.     Min.       W.A.       Max.     Remaining    W.A.
          FICO   Original   Original   Original    Term to    Loan
Index    Score     LTV        LTV        LTV       Maturity    Age
-------------------------------------------------------------------
12ML      822     11.43%     72.29%     95.00%       359        1
-------------------------------------------------------------------
Total:    822     11.43%     72.29%     95.00%       359        1
-------------------------------------------------------------------

5. Loan Purpose

-------------------------------------------------------------------------------------------------
                       Number      Aggregate       Percent      Average
                         of         Current       of Loans      Original    W.A.     Min.    W.A.
                      Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Loan Purpose            Loans       Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
Purchase                 484     $255,496,242       65.93%      $528,307   5.198%    621     743
-------------------------------------------------------------------------------------------------
Refinance-Rate/Term      131       69,877,818       18.03        533,522   5.202     624     722
-------------------------------------------------------------------------------------------------
Refinance-Cashout        130       62,157,105       16.04        478,231   5.372     623     728
-------------------------------------------------------------------------------------------------
Total:                   745     $387,531,165      100.00%      $520,486   5.227%    621     737
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 W.A.
                       Max.     Min.        W.A.      Max.     Remaining    W.A.
                       FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score     LTV         LTV       LTV      Maturity     Age
--------------------------------------------------------------------------------
Purchase               815     30.30%     75.53%     95.00%       359        1
--------------------------------------------------------------------------------
Refinance-Rate/Term    822     22.61      65.88      88.05        358        1
--------------------------------------------------------------------------------
Refinance-Cashout      816     11.43      66.19      90.00        359        1
--------------------------------------------------------------------------------
Total:                 822     11.43%     72.29%     95.00%       359        1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

-------------------------------------------------------------------------------------------
                 Number      Aggregate      Percent       Average
                   of         Current       of Loans      Original    W.A.     Min.    W.A.
                Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Property Type     Loans       Balance       Balance       Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
SFR                441     $232,123,955       59.90%      $526,545   5.226%    621     736
-------------------------------------------------------------------------------------------
PUD Detach         147       78,643,027       20.29        535,151   5.188     631     738
-------------------------------------------------------------------------------------------
Condo              127       62,486,978       16.12        492,946   5.274     624     739
-------------------------------------------------------------------------------------------
PUD Attach          18        7,562,290        1.95        420,259   5.157     667     724
-------------------------------------------------------------------------------------------
2-Family             4        2,173,021        0.56        543,750   5.343     718     758
-------------------------------------------------------------------------------------------
4-Family             3        2,123,959        0.55        708,500   5.331     705     745
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Property Type   Score     LTV        LTV        LTV       Maturity    Age
-------------------------------------------------------------------------
SFR              816     11.43%     71.12%     95.00%       359        1
-------------------------------------------------------------------------
PUD Detach       822     33.20      72.19      90.00        358        1
-------------------------------------------------------------------------
Condo            806     30.30      76.10      95.00        359        1
-------------------------------------------------------------------------
PUD Attach       785     63.33      76.11      80.00        359        1
-------------------------------------------------------------------------
2-Family         781     65.00      76.86      80.00        359        1
-------------------------------------------------------------------------
4-Family         767     70.00      75.89      80.00        359        1
-------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Cooperative          2          961,083        0.25        480,800   5.440     721     757
-------------------------------------------------------------------------------------------
Townhouse            2          865,500        0.22        432,750   5.049     657     701
-------------------------------------------------------------------------------------------
3-Family             1          591,352        0.15        592,000   5.500     711     711
-------------------------------------------------------------------------------------------
Total:             745     $387,531,165      100.00%      $520,486   5.227%    621     737
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
Cooperative      791     50.03      64.41      80.00        360        0
--------------------------------------------------------------------------
Townhouse        770     66.40      71.58      74.89        360        0
--------------------------------------------------------------------------
3-Family         711     80.00      80.00      80.00        359        1
--------------------------------------------------------------------------
Total:           822     11.43%     72.29%     95.00%       359        1
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

----------------------------------------------------------------------------------------------
                    Number     Aggregate        Percent      Average
                      of        Current        of Loans      Original     W.A.    Min.    W.A.
                   Mortgage    Principal     by Principal   Principal   Gross     FICO    FICO
Occupancy Status     Loans      Balance         Balance      Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------
Primary               651     $336,514,096       86.84%      $517,256   5.204%    621     735
----------------------------------------------------------------------------------------------
Secondary              77       43,358,078       11.19        563,216   5.282     623     751
----------------------------------------------------------------------------------------------
Investor               17        7,658,991        1.98        450,619   5.904     646     742
----------------------------------------------------------------------------------------------
Total:                745     $387,531,165      100.00%      $520,486   5.227%    621     737
----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                              W.A.
                    Max.     Min.       W.A.       Max.     Remaining   W.A.
                    FICO   Original   Original   Original    Term to    Loan
Occupancy Status   Score     LTV        LTV        LTV      Maturity     Age
-----------------------------------------------------------------------------
Primary             822     11.43%     72.36%     95.00%       359        1
-----------------------------------------------------------------------------
Secondary           815     30.30      71.31      90.00        359        1
-----------------------------------------------------------------------------
Investor            802     65.00      74.83      80.00        359        1
-----------------------------------------------------------------------------
Total:              822     11.43%     72.29%     95.00%       359        1
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------
                                                  Percent
                        Number      Aggregate     of Loans    Average
                          of         Current        by        Original     W.A.    Min.   W.A.
Geographic             Mortgage     Principal    Principal   Principal    Gross    FICO   FICO
Distribution             Loans       Balance      Balance     Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------
California                446     $232,672,594     60.04%    $522,015     5.226%   621     735
-----------------------------------------------------------------------------------------------
Florida                    55       27,021,406      6.97      491,363     5.300    623     738
-----------------------------------------------------------------------------------------------
Virginia                   28       12,725,494      3.28      454,695     5.149    676     735
-----------------------------------------------------------------------------------------------
Illinois                   21       12,615,608      3.26      601,038     5.247    627     742
-----------------------------------------------------------------------------------------------
Maryland                   23       11,360,761      2.93      494,154     5.205    632     740
-----------------------------------------------------------------------------------------------
Colorado                   15        9,804,480      2.53      653,767     5.290    652     751
-----------------------------------------------------------------------------------------------
Nevada                     16        7,699,880      1.99      481,318     5.369    638     736
-----------------------------------------------------------------------------------------------
South Carolina             15        6,954,436      1.79      463,775     5.308    649     734
-----------------------------------------------------------------------------------------------
North Carolina             11        6,034,277      1.56      548,830     5.046    693     737
-----------------------------------------------------------------------------------------------
Connecticut                 8        5,578,800      1.44      697,657     4.856    729     758
-----------------------------------------------------------------------------------------------
Massachusetts              12        5,495,842      1.42      460,711     5.268    632     759
-----------------------------------------------------------------------------------------------
Texas                      10        5,118,350      1.32      512,200     5.179    651     718
-----------------------------------------------------------------------------------------------
District of Columbia        9        4,921,183      1.27      547,044     5.423    636     753
-----------------------------------------------------------------------------------------------
New York                    8        4,665,333      1.20      583,463     5.337    691     745
-----------------------------------------------------------------------------------------------
Arizona                     6        4,084,514      1.05      681,043     5.250    687     735
-----------------------------------------------------------------------------------------------
Washington                  9        3,873,894      1.00      430,566     5.250    684     734
-----------------------------------------------------------------------------------------------
Georgia                     8        3,699,894      0.95      462,649     5.240    673     754
-----------------------------------------------------------------------------------------------
Michigan                    7        3,598,728      0.93      514,429     5.226    653     710
-----------------------------------------------------------------------------------------------
New Jersey                  7        3,453,680      0.89      493,643     4.959    630     705
-----------------------------------------------------------------------------------------------
Minnesota                   5        2,478,383      0.64      495,840     5.327    734     767
-----------------------------------------------------------------------------------------------
Other                      26       13,673,628      3.53      526,055     5.152    637     726
-----------------------------------------------------------------------------------------------
Total:                    745     $387,531,165    100.00%    $520,486     5.227%   621     737
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   W.A.
                        Max.     Min.       W.A.       Max.     Remaining   W.A.
Geographic              FICO   Original   Original   Original    Term to    Loan
Distribution           Score      LTV       LTV         LTV      Maturity    Age
--------------------------------------------------------------------------------
California              822      11.43%     71.21%     95.00%      359       1
--------------------------------------------------------------------------------
Florida                 815      48.18      74.94      90.00       359       1
--------------------------------------------------------------------------------
Virginia                815      49.69      76.58      80.00       359       1
--------------------------------------------------------------------------------
Illinois                802      37.00      68.94      80.00       359       1
--------------------------------------------------------------------------------
Maryland                813      56.22      74.92      95.00       359       1
--------------------------------------------------------------------------------
Colorado                813      51.58      72.91      95.00       359       1
--------------------------------------------------------------------------------
Nevada                  801      35.93      72.32      94.79       359       1
--------------------------------------------------------------------------------
South Carolina          805      38.46      73.28      80.00       359       1
--------------------------------------------------------------------------------
North Carolina          798      44.52      74.04      90.00       359       1
--------------------------------------------------------------------------------
Connecticut             796      48.89      69.45      80.00       359       1
--------------------------------------------------------------------------------
Massachusetts           802      54.91      74.11      95.00       359       1
--------------------------------------------------------------------------------
Texas                   782      69.46      78.20      80.00       359       1
--------------------------------------------------------------------------------
District of Columbia    796      73.10      78.22      95.00       359       1
--------------------------------------------------------------------------------
New York                791      30.30      64.12      80.00       359       1
--------------------------------------------------------------------------------
Arizona                 767      55.09      73.72      80.00       359       1
--------------------------------------------------------------------------------
Washington              799      72.81      77.92      80.00       360       0
--------------------------------------------------------------------------------
Georgia                 800      71.88      76.54      80.00       359       1
--------------------------------------------------------------------------------
Michigan                738      50.00      66.70      80.00       359       1
--------------------------------------------------------------------------------
New Jersey              787      73.95      82.70      95.00       359       1
--------------------------------------------------------------------------------
Minnesota               798      71.43      78.27      80.00       359       1
--------------------------------------------------------------------------------
Other                   793      47.66      74.15      93.03       352       1
--------------------------------------------------------------------------------
Total:                  822      11.43%     72.29%     95.00%      359       1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

----------------------------------------------------------------------------------------
                                           Percent
                 Number       Aggregate    of Loans    Average
                   of          Current       by        Original     W.A.    Min.    W.A.
County          Mortgage      Principal   Principal   Principal    Gross    FICO    FICO
Distribution      Loans        Balance     Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
San Diego          70      $ 36,997,429      9.55%     $528,603    5.282%   645     739
----------------------------------------------------------------------------------------
Los Angeles        69        36,654,030      9.46       531,340    5.243    624     718
----------------------------------------------------------------------------------------
Orange             51        28,898,971      7.46       566,772    5.227    635     733
----------------------------------------------------------------------------------------
Santa Clara        44        21,681,119      5.59       495,137    5.197    636     746
----------------------------------------------------------------------------------------
Alameda            35        17,616,440      4.55       503,431    5.098    642     740
----------------------------------------------------------------------------------------
San Francisco      27        15,566,338      4.02       576,678    5.198    627     739
----------------------------------------------------------------------------------------
San Mateo          26        13,730,748      3.54       528,187    5.131    624     745
----------------------------------------------------------------------------------------
Cook               17        10,380,139      2.68       610,871    5.287    627     744
----------------------------------------------------------------------------------------
Contra Costa       19         9,424,777      2.43       496,157    5.156    651     735
----------------------------------------------------------------------------------------
Fairfax            16         7,112,174      1.84       444,691    5.058    676     737
----------------------------------------------------------------------------------------
Other             371       189,469,001     48.89       510,933    5.244    621     738
----------------------------------------------------------------------------------------
Total:            745      $387,531,165    100.00%     $520,486    5.227%   621     737
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
County           FICO   Original   Original   Original    Term to    Loan
Distribution    Score      LTV       LTV         LTV      Maturity    Age
-------------------------------------------------------------------------
San Diego        813     34.25%      66.79%    90.00%      359        1
-------------------------------------------------------------------------
Los Angeles      810     24.44       69.74     93.09       359        1
-------------------------------------------------------------------------
Orange           806     33.20       69.89     80.00       359        1
-------------------------------------------------------------------------
Santa Clara      816     11.43       67.61     80.00       359        1
-------------------------------------------------------------------------
Alameda          796     38.58       74.43     80.00       359        1
-------------------------------------------------------------------------
San Francisco    804     34.44       76.15     95.00       359        1
-------------------------------------------------------------------------
San Mateo        807     43.08       74.97     80.00       359        1
-------------------------------------------------------------------------
Cook             802     37.00       71.20     80.00       359        1
-------------------------------------------------------------------------
Contra Costa     787     63.33       75.35     80.00       359        1
-------------------------------------------------------------------------
Fairfax          815     66.67       78.03     80.00       359        1
-------------------------------------------------------------------------
Other            822     30.30       73.74     95.00       359        1
-------------------------------------------------------------------------
Total:           822     11.43%      72.29%    95.00%      359        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current        by        Original     W.A.    Min.    W.A.
                Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Original LTV      Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
10.01 - 15.00        1     $    600,000      0.15%     $600,000    5.250%   729     729
----------------------------------------------------------------------------------------
20.01 - 25.00        2          789,400      0.20       394,700    5.078    714     738
----------------------------------------------------------------------------------------
30.01 - 35.00        7        5,842,268      1.51       834,781    5.235    657     751
----------------------------------------------------------------------------------------
35.01 - 40.00        9        6,901,163      1.78       766,889    5.106    684     740
----------------------------------------------------------------------------------------
40.01 - 45.00       10        4,540,979      1.17       454,133    5.247    655     741
----------------------------------------------------------------------------------------
45.01 - 50.00       15        8,459,776      2.18       564,241    5.157    645     743
----------------------------------------------------------------------------------------
50.01 - 55.00       22       11,640,078      3.00       529,243    5.252    623     731
----------------------------------------------------------------------------------------
55.01 - 60.00       28       16,146,003      4.17       577,823    5.222    647     743
----------------------------------------------------------------------------------------
60.01 - 65.00       42       23,542,949      6.08       560,649    5.347    623     729
----------------------------------------------------------------------------------------
65.01 - 70.00       81       45,903,156     11.85       566,800    5.199    638     725
----------------------------------------------------------------------------------------
70.01 - 75.00       87       44,837,743     11.57       515,487    5.227    621     735
----------------------------------------------------------------------------------------
75.01 - 80.00      423      210,910,170     54.42       498,997    5.216    624     740
----------------------------------------------------------------------------------------
85.01 - 90.00        7        3,070,410      0.79       438,721    5.409    708     739
----------------------------------------------------------------------------------------
90.01 - 95.00       11        4,347,070      1.12       395,264    5.530    627     664
----------------------------------------------------------------------------------------
Total:             745     $387,531,165    100.00%     $520,486    5.227%   621     737
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                           W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original LTV    Score      LTV       LTV         LTV      Maturity    Age
-------------------------------------------------------------------------
10.01 - 15.00    729     11.43%     11.43%     11.43%       359       1
-------------------------------------------------------------------------
20.01 - 25.00    766     22.61      23.60      24.44        360       0
-------------------------------------------------------------------------
30.01 - 35.00    804     30.30      32.63      34.44        360       0
-------------------------------------------------------------------------
35.01 - 40.00    805     35.25      37.68      39.88        360       0
-------------------------------------------------------------------------
40.01 - 45.00    822     40.85      43.00      44.92        359       1
-------------------------------------------------------------------------
45.01 - 50.00    797     46.40      48.26      50.00        359       1
-------------------------------------------------------------------------
50.01 - 55.00    791     50.03      53.01      55.00        359       1
-------------------------------------------------------------------------
55.01 - 60.00    815     55.09      57.77      60.00        359       1
-------------------------------------------------------------------------
60.01 - 65.00    793     60.16      62.88      65.00        359       1
-------------------------------------------------------------------------
65.01 - 70.00    813     65.04      68.28      70.00        359       1
-------------------------------------------------------------------------
70.01 - 75.00    807     70.18      73.56      75.00        357       1
-------------------------------------------------------------------------
75.01 - 80.00    816     75.15      79.59      80.00        359       1
-------------------------------------------------------------------------
85.01 - 90.00    791     88.05      89.76      90.00        359       1
-------------------------------------------------------------------------
90.01 - 95.00    756     92.17      94.39      95.00        359       1
-------------------------------------------------------------------------
Total:           822     11.43%     72.29%     95.00%       359       1
-------------------------------------------------------------------------

W.A.: 72.29%
Lowest: 11.43%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current        by        Original     W.A.    Min.    W.A.
                Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Original Term     Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
180                  1     $    553,200      0.14%     $553,200    4.750%   760     760
----------------------------------------------------------------------------------------
360                744      386,977,965     99.86       520,442    5.228    621     736
----------------------------------------------------------------------------------------
Total:             745     $387,531,165    100.00%     $520,486    5.227%   621     737
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                           W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original Term   Score      LTV       LTV         LTV      Maturity    Age
-------------------------------------------------------------------------
180              760     72.79%     72.79%     72.79%       180       0
-------------------------------------------------------------------------
360              822     11.43      72.29      95.00        359       1
-------------------------------------------------------------------------
Total:           822     11.43%     72.29%     95.00%       359       1
-------------------------------------------------------------------------

W.A.: 359.7 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions
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(including options). This material may be filed with the Securities and Exchange
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Securities Act of 1933, including all cases where the material does not pertain
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appearing on this material only. Information in this material regarding any
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reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-J Group 3
                                    7-1 ARMs

--------------------------------------------------------------------------------

1. Original Balance

-----------------------------------------------------------------------------------------------------
                         Number     Aggregate      Percent       Average
                           of        Current      of Loans      Original     W.A.     Min.    W.A.
                        Mortgage    Principal   by Principal    Principal    Gross    FICO    FICO
Original Balance          Loans      Balance       Balance       Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------
300,001 - 350,000            6     $2,076,942        3.94%     $  346,350    5.480%   654     695
-----------------------------------------------------------------------------------------------------
350,001 - 400,000           21      7,871,134       14.92         374,995    5.602    634     748
-----------------------------------------------------------------------------------------------------
400,001 - 450,000           22      9,365,556       17.75         425,880    5.479    673     735
-----------------------------------------------------------------------------------------------------
450,001 - 500,000            9      4,252,434        8.06         472,656    5.642    693     759
-----------------------------------------------------------------------------------------------------
500,001 - 550,000           15      7,881,382       14.94         525,674    5.542    623     740
-----------------------------------------------------------------------------------------------------
550,001 - 600,000            9      5,178,293        9.82         575,538    5.684    691     750
-----------------------------------------------------------------------------------------------------
600,001 - 650,000            7      4,397,337        8.34         628,486    5.542    700     732
-----------------------------------------------------------------------------------------------------
650,001 - 700,000            5      3,423,797        6.49         685,500    5.428    687     730
-----------------------------------------------------------------------------------------------------
700,001 - 750,000            3      2,186,230        4.14         729,000    5.331    670     704
-----------------------------------------------------------------------------------------------------
800,001 - 850,000            1        839,102        1.59         840,000    5.625    776     776
-----------------------------------------------------------------------------------------------------
850,001 - 900,000            1        875,000        1.66         875,000    5.500    770     770
-----------------------------------------------------------------------------------------------------
900,001 - 950,000            1        950,000        1.80         950,000    6.125    734     734
-----------------------------------------------------------------------------------------------------
950,001 - 1,000,000          2      1,997,806        3.79       1,000,000    5.500    683     719
-----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Original Balance        Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
300,001 - 350,000        767      76.67%    79.45%     80.00%       359        1
---------------------------------------------------------------------------------
350,001 - 400,000        817      10.67     71.46      95.00        359        1
---------------------------------------------------------------------------------
400,001 - 450,000        806      53.32     72.72      80.00        360        0
---------------------------------------------------------------------------------
450,001 - 500,000        809      62.58     74.43      80.00        359        1
---------------------------------------------------------------------------------
500,001 - 550,000        799      41.91     73.71      80.00        359        1
---------------------------------------------------------------------------------
550,001 - 600,000        801      50.00     72.18      80.00        352        1
---------------------------------------------------------------------------------
600,001 - 650,000        771      49.10     69.61      80.00        359        1
---------------------------------------------------------------------------------
650,001 - 700,000        760      49.12     69.47      80.00        359        1
---------------------------------------------------------------------------------
700,001 - 750,000        728      65.00     71.66      80.00        360        0
---------------------------------------------------------------------------------
800,001 - 850,000        776      80.00     80.00      80.00        359        1
---------------------------------------------------------------------------------
850,001 - 900,000        770      70.00     70.00      70.00        359        1
---------------------------------------------------------------------------------
900,001 - 950,000        734      69.86     69.86      69.86        360        0
---------------------------------------------------------------------------------
950,001 - 1,000,000      755      52.63     62.05      71.48        359        1
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
1,450,001 - 1,500,000        1       1,454,700        2.76       1,454,700    5.500    790     790
---------------------------------------------------------------------------------------------------
Total:                     103     $52,749,714      100.00%     $  512,377    5.552%   623     740
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
1,450,001 - 1,500,000    790      65.00     65.00      65.00        359        1
---------------------------------------------------------------------------------
Total:                   817      10.67%    71.92%     95.00%       359        1
---------------------------------------------------------------------------------

Average: $512,376.66
Lowest: $344,000.00
Highest: $1,454,700.00

--------------------------------------------------------------------------------

2. Gross Coupon

-----------------------------------------------------------------------------------------
                 Number     Aggregate      Percent      Average
                   of        Current      of Loans     Original     W.A.     Min.    W.A.
                Mortgage    Principal   by Principal   Principal    Gross    FICO    FICO
Gross Coupon      Loans      Balance       Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------
4.751 - 4.875        1     $  424,000        0.80%      $424,000    4.875%   730     730
-----------------------------------------------------------------------------------------
4.876 - 5.000        3      1,432,807        2.72        477,933    5.000    722     744
-----------------------------------------------------------------------------------------
5.001 - 5.125        3      2,159,327        4.09        720,333    5.125    700     735
-----------------------------------------------------------------------------------------
5.126 - 5.250       18      8,580,841       16.27        477,046    5.250    654     736
-----------------------------------------------------------------------------------------
5.251 - 5.375       16      8,014,771       15.19        501,114    5.375    685     743
-----------------------------------------------------------------------------------------
5.376 - 5.500       11      6,879,684       13.04        625,707    5.500    670     748
-----------------------------------------------------------------------------------------
5.501 - 5.625       15      7,298,900       13.84        486,740    5.625    692     757
-----------------------------------------------------------------------------------------
5.626 - 5.750       20      9,165,382       17.38        458,406    5.750    634     741
-----------------------------------------------------------------------------------------
5.751 - 5.875        8      4,377,962        8.30        547,625    5.875    623     707
-----------------------------------------------------------------------------------------
5.876 - 6.000        2      1,151,150        2.18        576,195    6.000    692     736
-----------------------------------------------------------------------------------------
6.001 - 6.125        4      2,311,653        4.38        578,100    6.125    665     753
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score      LTV        LTV        LTV      Maturity   Age
-------------------------------------------------------------------------
4.751 - 4.875    730      80.00%     80.00%     80.00%      360        0
-------------------------------------------------------------------------
4.876 - 5.000    783      79.97      79.99      80.00       359        1
-------------------------------------------------------------------------
5.001 - 5.125    755      56.74      71.49      80.00       359        1
-------------------------------------------------------------------------
5.126 - 5.250    794      50.04      72.05      95.00       360        0
-------------------------------------------------------------------------
5.251 - 5.375    813      53.32      74.35      80.00       355        1
-------------------------------------------------------------------------
5.376 - 5.500    790      41.91      69.96      80.00       359        1
-------------------------------------------------------------------------
5.501 - 5.625    817      49.12      71.37      80.00       359        1
-------------------------------------------------------------------------
5.626 - 5.750    813      63.34      75.97      80.00       359        1
-------------------------------------------------------------------------
5.751 - 5.875    777      49.10      66.52      80.00       359        1
-------------------------------------------------------------------------
5.876 - 6.000    771      58.79      70.40      79.87       359        1
-------------------------------------------------------------------------
6.001 - 6.125    809      10.67      63.85      80.00       359        1
-------------------------------------------------------------------------

------------------------------------------------------------------------------------------
6.126 - 6.250        1         353,237        0.67        353,572    6.250    677     677
------------------------------------------------------------------------------------------
6.251 - 6.375        1         600,000        1.14        600,000    6.375    691     691
------------------------------------------------------------------------------------------
Total:             103     $52,749,714      100.00%      $512,377    5.552%   623     740
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
6.126 - 6.250    677      80.00      80.00      80.00       359        1
-------------------------------------------------------------------------
6.251 - 6.375    691      50.00      50.00      50.00       359        1
-------------------------------------------------------------------------
Total:           817      10.67%     71.92%     95.00%      359        1
-------------------------------------------------------------------------

W.A.: 5.552%
Lowest: 4.875%
Highest: 6.375%

--------------------------------------------------------------------------------

3. Credit Score

-----------------------------------------------------------------------------------------
                Number     Aggregate       Percent      Average
                  of        Current       of Loans      Original     W.A.    Min.    W.A.
               Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Credit Score     Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------
800 - 824           9     $ 3,951,079        7.49%      $439,258    5.688%   800     808
-----------------------------------------------------------------------------------------
775 - 799          13       7,511,645       14.24        578,114    5.553    775     786
-----------------------------------------------------------------------------------------
750 - 774          23      12,212,952       23.15        531,232    5.487    751     763
-----------------------------------------------------------------------------------------
725 - 749          21      10,810,739       20.49        514,920    5.514    726     735
-----------------------------------------------------------------------------------------
700 - 724          20       9,921,817       18.81        496,319    5.450    700     709
-----------------------------------------------------------------------------------------
675 - 699          10       5,265,442        9.98        527,078    5.775    675     687
-----------------------------------------------------------------------------------------
650 - 674           5       2,176,040        4.13        435,434    5.654    654     667
-----------------------------------------------------------------------------------------
625 - 649           1         360,000        0.68        360,000    5.750    634     634
-----------------------------------------------------------------------------------------
600 - 624           1         540,000        1.02        540,000    5.875    623     623
-----------------------------------------------------------------------------------------
Total:            103     $52,749,714      100.00%      $512,377    5.552%   623     740
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                           W.A.
                Max.     Min.       W.A.       Max.     Remaining   W.A.
                FICO   Original   Original   Original    Term to    Loan
Credit Score   Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------
800 - 824       817      10.67%     71.82%     80.00%      350        1
------------------------------------------------------------------------
775 - 799       799      41.91      71.81      80.00       359        1
------------------------------------------------------------------------
750 - 774       774      59.06      74.07      80.00       359        1
------------------------------------------------------------------------
725 - 749       747      49.12      73.23      95.00       360        0
------------------------------------------------------------------------
700 - 724       722      49.10      70.12      80.00       359        1
------------------------------------------------------------------------
675 - 699       693      50.00      66.21      80.00       359        1
------------------------------------------------------------------------
650 - 674       673      64.84      73.88      80.00       359        1
------------------------------------------------------------------------
625 - 649       634      80.00      80.00      80.00       360        0
------------------------------------------------------------------------
600 - 624       623      74.48      74.48      74.48       360        0
------------------------------------------------------------------------
Total:          817      10.67%     71.92%     95.00%      359        1
------------------------------------------------------------------------

W.A.: 740
Lowest: 623
Highest: 817

--------------------------------------------------------------------------------

4. Index

-----------------------------------------------------------------------------------
          Number     Aggregate       Percent      Average
            of        Current       of Loans      Original    W.A.     Min.    W.A.
         Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Index      Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------
12ML        103     $52,749,714      100.00%      $512,377   5.552%    623     740
-----------------------------------------------------------------------------------
Total:      103     $52,749,714      100.00%      $512,377   5.552%    623     740
-----------------------------------------------------------------------------------

------------------------------------------------------------------
                                                     W.A.
         Max.      Min.       W.A.       Max.     Remaining   W.A.
         FICO    Original   Original   Original    Term to    Loan
Index    Score     LTV         LTV        LTV      Maturity    Age
------------------------------------------------------------------
12ML      817     10.67%     71.92%     95.00%       359        1
------------------------------------------------------------------
Total:    817     10.67%     71.92%     95.00%       359        1
------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------
                       Number     Aggregate       Percent      Average
                         of        Current       of Loans      Original    W.A.     Min.    W.A.
                      Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Loan Purpose            Loans      Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------
Purchase                 77      $40,147,586      76.11%       $521,633   5.529%    634     742
------------------------------------------------------------------------------------------------
Refinance-Rate/Term      14        6,554,667      12.43         468,539   5.555     673     727
------------------------------------------------------------------------------------------------
Refinance-Cashout        12        6,047,461      11.46         504,125   5.698     623     737
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
Purchase               817     41.91%     73.86%     95.00%       358        1
-------------------------------------------------------------------------------
Refinance-Rate/Term    775     56.16      67.47      80.00        359        1
-------------------------------------------------------------------------------
Refinance-Cashout      809     10.67      63.87      79.88        359        1
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total:                   103     $52,749,714      100.00%      $512,377    5.552%   623     740
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total:                 817     10.67%     71.92%     95.00%       359        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------
                 Number     Aggregate       Percent      Average
                   of        Current       of Loans      Original     W.A.    Min.    W.A.
                Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Property Type     Loans      Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
SFR                 55     $28,965,199       54.91%      $526,873    5.512%   654     742
------------------------------------------------------------------------------------------
PUD Detach          28      13,883,020       26.32        496,152    5.612    623     730
------------------------------------------------------------------------------------------
Condo               16       8,208,686       15.56        513,169    5.593    704     749
------------------------------------------------------------------------------------------
PUD Attach           3       1,244,808        2.36        415,267    5.494    634     750
------------------------------------------------------------------------------------------
2-Family             1         448,000        0.85        448,000    5.625    746     746
------------------------------------------------------------------------------------------
Total:             103     $52,749,714      100.00%      $512,377    5.552%   623     740
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Property Type   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
SFR              813      10.67%     71.55%     80.00%      358        1
-------------------------------------------------------------------------
PUD Detach       817      50.00      72.29      95.00       359        1
-------------------------------------------------------------------------
Condo            814      49.10      71.56      80.00       360        0
-------------------------------------------------------------------------
PUD Attach       809      70.00      76.30      80.00       359        1
-------------------------------------------------------------------------
2-Family         746      78.60      78.60      78.60       360        0
-------------------------------------------------------------------------
Total:           817      10.67%     71.92%     95.00%      359        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

---------------------------------------------------------------------------------------------
                    Number     Aggregate       Percent      Average
                      of        Current       of Loans      Original     W.A.    Min.    W.A.
                   Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Occupancy Status     Loans      Balance        Balance      Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------
Primary                97     $49,805,477       94.42%      $513,714    5.532%   623     740
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                               W.A.
                    Max.     Min.       W.A.       Max.     Remaining   W.A.
                    FICO   Original   Original   Original    Term to    Loan
Occupancy Status   Score      LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------------------------
Primary             817     10.67%     71.97%     95.00%       359        1
----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Secondary               6       2,944,237        5.58        490,762    5.886    677     734
---------------------------------------------------------------------------------------------
Total:                103     $52,749,714      100.00%      $512,377    5.552%   623     740
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
----------------------------------------------------------------------------
Secondary           813     50.00      70.96      80.00        359        1
----------------------------------------------------------------------------
Total:              817     10.67%     71.92%     95.00%       359        1
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-------------------------------------------------------------------------------------------------
                        Number     Aggregate       Percent      Average
                          of        Current       of Loans      Original     W.A.    Min.    W.A.
Geographic             Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Distribution             Loans      Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
California                 65     $35,637,482       67.56%      $548,434    5.577%   623     743
-------------------------------------------------------------------------------------------------
Florida                     9       4,040,908        7.66        449,278    5.506    670     731
-------------------------------------------------------------------------------------------------
Virginia                    7       2,882,320        5.46        412,079    5.562    701     749
-------------------------------------------------------------------------------------------------
Maryland                    4       1,775,957        3.37        444,367    5.358    666     740
-------------------------------------------------------------------------------------------------
District of Columbia        3       1,498,905        2.84        500,000    5.733    704     734
-------------------------------------------------------------------------------------------------
New York                    3       1,169,663        2.22        390,174    5.480    665     699
-------------------------------------------------------------------------------------------------
Colorado                    2       1,091,023        2.07        547,200    5.400    687     718
-------------------------------------------------------------------------------------------------
Wisconsin                   1         682,500        1.29        682,500    5.250    760     760
-------------------------------------------------------------------------------------------------
Illinois                    1         559,200        1.06        559,200    5.375    752     752
-------------------------------------------------------------------------------------------------
South Carolina              1         546,562        1.04        547,120    5.875    688     688
-------------------------------------------------------------------------------------------------
Ohio                        1         510,414        0.97        511,000    5.250    705     705
-------------------------------------------------------------------------------------------------
Nevada                      1         505,000        0.96        505,000    5.500    778     778
-------------------------------------------------------------------------------------------------
North Carolina              1         424,000        0.80        424,000    4.875    730     730
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   W.A.
                        Max.     Min.       W.A.       Max.     Remaining   W.A.
Geographic              FICO   Original   Original   Original    Term to    Loan
Distribution           Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------------
California              814     10.67%     71.02%     80.00%       358        1
--------------------------------------------------------------------------------
Florida                 813     70.00      77.82      80.00        359        1
--------------------------------------------------------------------------------
Virginia                813     60.94      74.29      80.00        359        1
--------------------------------------------------------------------------------
Maryland                783     80.00      80.00      80.00        359        1
--------------------------------------------------------------------------------
District of Columbia    784     49.10      59.03      80.00        359        1
--------------------------------------------------------------------------------
New York                732     56.74      76.39      95.00        359        1
--------------------------------------------------------------------------------
Colorado                765     65.05      67.02      69.98        359        1
--------------------------------------------------------------------------------
Wisconsin               760     73.19      73.19      73.19        360        0
--------------------------------------------------------------------------------
Illinois                752     80.00      80.00      80.00        359        1
--------------------------------------------------------------------------------
South Carolina          688     80.00      80.00      80.00        359        1
--------------------------------------------------------------------------------
Ohio                    705     70.00      70.00      70.00        359        1
--------------------------------------------------------------------------------
Nevada                  778     41.91      41.91      41.91        359        1
--------------------------------------------------------------------------------
North Carolina          730     80.00      80.00      80.00        360        0
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Pennsylvania                1         374,570        0.71        375,000    5.250    707     707
-------------------------------------------------------------------------------------------------
Mississippi                 1         353,237        0.67        353,572    6.250    677     677
-------------------------------------------------------------------------------------------------
Minnesota                   1         350,400        0.66        350,400    5.625    817     817
-------------------------------------------------------------------------------------------------
Texas                       1         347,573        0.66        348,337    5.500    722     722
-------------------------------------------------------------------------------------------------
Total:                    103     $52,749,714      100.00%      $512,377    5.552%   623     740
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pennsylvania            707     73.60      73.60      73.60        359        1
--------------------------------------------------------------------------------
Mississippi             677     80.00      80.00      80.00        359        1
--------------------------------------------------------------------------------
Minnesota               817     80.00      80.00      80.00        359        1
--------------------------------------------------------------------------------
Texas                   722     80.00      80.00      80.00        358        2
--------------------------------------------------------------------------------
Total:                  817     10.67%     71.92%     95.00%       359        1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------
                       Number     Aggregate       Percent      Average
                         of        Current       of Loans      Original     W.A.    Min.    W.A.
                      Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
County Distribution     Loans      Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------
Los Angeles               11     $ 7,365,693       13.96%      $669,745    5.615%   654     740
------------------------------------------------------------------------------------------------
San Francisco              7       4,430,983        8.40        633,343    5.594    721     763
------------------------------------------------------------------------------------------------
San Diego                  7       3,507,371        6.65        501,143    5.523    623     732
------------------------------------------------------------------------------------------------
Alameda                    5       3,117,459        5.91        623,680    5.483    712     762
------------------------------------------------------------------------------------------------
Orange                     6       3,046,886        5.78        507,965    5.777    675     723
------------------------------------------------------------------------------------------------
San Mateo                  5       2,703,197        5.12        540,880    5.616    704     753
------------------------------------------------------------------------------------------------
Contra Costa               3       2,016,260        3.82        672,681    5.257    693     740
------------------------------------------------------------------------------------------------
Santa Clara                4       1,670,119        3.17        417,650    5.630    634     734
------------------------------------------------------------------------------------------------
Dist Of Columbia           3       1,498,905        2.84        500,000    5.733    704     734
------------------------------------------------------------------------------------------------
Santa Barbara              2       1,112,000        2.11        556,000    5.294    728     757
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
County Distribution   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
Los Angeles            794     49.12%     68.45%     80.00%       360        0
-------------------------------------------------------------------------------
San Francisco          800     50.04      75.92      80.00        359        1
-------------------------------------------------------------------------------
San Diego              806     55.56      69.92      80.00        359        1
-------------------------------------------------------------------------------
Alameda                801     65.00      73.40      80.00        348        1
-------------------------------------------------------------------------------
Orange                 809     10.67      67.31      80.00        359        1
-------------------------------------------------------------------------------
San Mateo              790     80.00      80.00      80.00        359        1
-------------------------------------------------------------------------------
Contra Costa           755     71.48      75.78      80.00        359        1
-------------------------------------------------------------------------------
Santa Clara            809     64.00      71.73      80.00        360        0
-------------------------------------------------------------------------------
Dist Of Columbia       784     49.10      59.03      80.00        359        1
-------------------------------------------------------------------------------
Santa Barbara          814     80.00      80.00      80.00        360        0
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Other                     50      22,280,840       42.24        445,899    5.519    665     734
------------------------------------------------------------------------------------------------
Total:                   103     $52,749,714      100.00%      $512,377    5.552%   623     740
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other                  817     41.91      72.15      95.00        359        1
-------------------------------------------------------------------------------
Total:                 817     10.67%     71.92%     95.00%       359        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------
                 Number     Aggregate       Percent      Average
                   of        Current       of Loans      Original    W.A.     Min.    W.A.
                Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Original LTV      Loans      Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
10.01 - 15.00        1     $   399,611        0.76%      $400,000    6.125%   809     809
------------------------------------------------------------------------------------------
40.01 - 45.00        1         505,000        0.96        505,000    5.500    778     778
------------------------------------------------------------------------------------------
45.01 - 50.00        3       1,949,337        3.70        650,000    5.939    691     710
------------------------------------------------------------------------------------------
50.01 - 55.00        5       2,804,980        5.32        561,200    5.526    683     724
------------------------------------------------------------------------------------------
55.01 - 60.00        5       2,488,176        4.72        497,838    5.478    692     714
------------------------------------------------------------------------------------------
60.01 - 65.00       10       5,843,970       11.08        584,445    5.578    673     751
------------------------------------------------------------------------------------------
65.01 - 70.00        9       5,402,857       10.24        600,944    5.580    670     728
------------------------------------------------------------------------------------------
70.01 - 75.00        9       4,807,311        9.11        534,389    5.488    623     728
------------------------------------------------------------------------------------------
75.01 - 80.00       59      28,171,750       53.41        477,719    5.531    634     746
------------------------------------------------------------------------------------------
90.01 - 95.00        1         376,721        0.71        376,722    5.250    732     732
------------------------------------------------------------------------------------------
Total:             103     $52,749,714      100.00%      $512,377    5.552%   623     740
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original LTV    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
10.01 - 15.00    809     10.67%     10.67%     10.67%       359        1
-------------------------------------------------------------------------
40.01 - 45.00    778     41.91      41.91      41.91        359        1
-------------------------------------------------------------------------
45.01 - 50.00    731     49.10      49.38      50.00        359        1
-------------------------------------------------------------------------
50.01 - 55.00    784     50.04      52.51      55.00        360        0
-------------------------------------------------------------------------
55.01 - 60.00    752     55.56      57.25      59.06        359        1
-------------------------------------------------------------------------
60.01 - 65.00    790     60.94      64.10      65.00        359        1
-------------------------------------------------------------------------
65.01 - 70.00    809     65.05      68.76      70.00        359        1
-------------------------------------------------------------------------
70.01 - 75.00    774     71.48      73.14      75.00        360        0
-------------------------------------------------------------------------
75.01 - 80.00    817     76.58      79.82      80.00        358        1
-------------------------------------------------------------------------
90.01 - 95.00    732     95.00      95.00      95.00        359        1
-------------------------------------------------------------------------
Total:           817     10.67%     71.92%     95.00%       359        1
-------------------------------------------------------------------------

W.A.: 71.92%
Lowest: 10.67%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

------------------------------------------------------------------------------------------
                 Number     Aggregate       Percent      Average
                   of        Current       of Loans      Original    W.A.     Min.    W.A.
                Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Original Term     Loans      Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
300                  1     $   591,859        1.12%      $592,800    5.375%   801     801
------------------------------------------------------------------------------------------
360                102      52,157,855       98.88        511,588    5.554    623     739
------------------------------------------------------------------------------------------
Total:             103     $52,749,714      100.00%      $512,377    5.552%   623     740
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original Term   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
300              801     80.00%     80.00%     80.00%       299        1
-------------------------------------------------------------------------
360              817     10.67      71.83      95.00        359        1
-------------------------------------------------------------------------
Total:           817     10.67%     71.92%     95.00%       359        1
-------------------------------------------------------------------------

W.A.: 359.3 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-J Group 3
                                    7-1 ARMs

                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $52,749,713.58
Loan Count: 103
Cut-off Date: 2004-10-01
Avg. Loan Balance: $512,133.14
Avg. Orig. Balance: $512,376.66
Accelerated Docs: 67.18%
W.A. FICO*: 740
W.A. Orig. LTV: 71.92%
W.A. Cut-Off LTV: 71.88%
W.A. Gross Coupon: 5.552%
W.A. Net Coupon: 5.298%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.71%
% over 100 COLTV: 0.00%
% with PMI: 0.71%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 30.00%
W.A. MI Adjusted COLTV: 71.68%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.76%

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
$300,001 - $350,000         3.94%
---------------------------------
$350,001 - $400,000        14.92
---------------------------------
$400,001 - $450,000        17.75
---------------------------------
$450,001 - $500,000         8.06
---------------------------------
$500,001 - $550,000        14.94
---------------------------------
$550,001 - $600,000         9.82
---------------------------------

---------------------------------
$600,001 - $650,000         8.34
---------------------------------
$650,001 - $700,000         6.49
---------------------------------
$700,001 - $750,000         4.14
---------------------------------
$800,001 - $850,000         1.59
---------------------------------
$850,001 - $900,000         1.66
---------------------------------
$900,001 - $950,000         1.80
---------------------------------
$950,001 - $1,000,000       3.79
---------------------------------
$1,450,001 - $1,500,000     2.76
---------------------------------
Total:                    100.00%
---------------------------------

Average: $512,376.66
Lowest: $344,000.00
Highest: $1,454,700.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
$300,001 - $350,000         3.94%
---------------------------------
$350,001 - $400,000        14.92
---------------------------------
$400,001 - $450,000        17.75
---------------------------------
$450,001 - $500,000         8.06
---------------------------------
$500,001 - $550,000        14.94
---------------------------------
$550,001 - $600,000         9.82
---------------------------------
$600,001 - $650,000         8.34
---------------------------------
$650,001 - $700,000         6.49
---------------------------------
$700,001 - $750,000         4.14
---------------------------------
$800,001 - $850,000         1.59
---------------------------------
$850,001 - $900,000         1.66
---------------------------------
$900,001 - $950,000         1.80
---------------------------------
$950,001 - $1,000,000       3.79
---------------------------------
$1,450,001 - $1,500,000     2.76
---------------------------------
Total:                    100.00%
---------------------------------

Average: $512,133.14
Lowest: $344,000.00
Highest: $1,454,700.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Coupon

-----------------------
Coupon          Percent
-----------------------
4.751 - 5.000     3.52%
-----------------------
5.001 - 5.250    20.36
-----------------------
5.251 - 5.500    28.24
-----------------------
5.501 - 5.750    31.21
-----------------------
5.751 - 6.000    10.48
-----------------------
6.001 - 6.250     5.05
-----------------------
6.251 - 6.500     1.14
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.552%
Lowest: 4.875%
Highest: 6.375%

--------------------------------------------------------------------------------

6. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        7.49%
----------------------
750 - 799       37.39
----------------------
700 - 749       39.30
----------------------
650 - 699       14.11
----------------------
600 - 649        1.71
----------------------
Total:         100.00%
----------------------

W.A.: 740
Lowest: 623
Highest: 817

--------------------------------------------------------------------------------

7. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             99.29%
-----------------------
PMIC              0.71
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------
Product Type   Percent
----------------------
7/23 12ML       54.48%
----------------------
7IO/23 12ML     44.40
----------------------
7/18 12ML        1.12
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

9. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               76.11%
-----------------------------
Refinance-Rate/Term    12.43
-----------------------------
Refinance-Cashout      11.46
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/ PMI      0.71%
------------------------------
Conventional w/o PMI    99.29
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

12. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              54.91%
-----------------------
PUD Detach       26.32
-----------------------
Condo            15.56
-----------------------
PUD Attach        2.36
-----------------------
2-Family          0.85
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             94.42%
--------------------------
Secondary            5.58
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. Documentation

-----------------------
Documentation   Percent
-----------------------
Rapid            47.20%
-----------------------
Standard         32.82
-----------------------
Reduced          19.98
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

------------------------------
State                  Percent
------------------------------
California              67.56%
------------------------------
Florida                  7.66
------------------------------
Virginia                 5.46
------------------------------
Maryland                 3.37
------------------------------
District of Columbia     2.84
------------------------------
Other                   13.11
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    54.80%
-----------------------------
Southern California    45.20
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
90004        2.76%
------------------
90292        2.32
------------------
94110        2.26
------------------
90402        1.89
------------------
94506        1.89
------------------
Other       88.87
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    98.11%
---------------------------
Y                     1.89
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.76%
-----------------------
40.01 - 45.00     0.96
-----------------------
45.01 - 50.00     3.70
-----------------------
50.01 - 55.00     5.32
-----------------------

-----------------------
55.01 - 60.00     4.72
-----------------------
60.01 - 65.00    11.08
-----------------------
65.01 - 70.00    10.24
-----------------------
70.01 - 75.00     9.11
-----------------------
75.01 - 80.00    53.41
-----------------------
90.01 - 95.00     0.71
-----------------------
Total:          100.00%
-----------------------

W.A.: 71.92%
Lowest: 10.67%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.76%
-----------------------
40.01 - 45.00     0.96
-----------------------
45.01 - 50.00     3.70
-----------------------
50.01 - 55.00     5.32
-----------------------
55.01 - 60.00     4.72
-----------------------
60.01 - 65.00    12.32
-----------------------
65.01 - 70.00     9.00
-----------------------
70.01 - 75.00     9.11
-----------------------
75.01 - 80.00    53.41
-----------------------
90.01 - 95.00     0.71
-----------------------
Total:          100.00%
-----------------------

W.A.: 71.88%
Lowest: 10.66%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
None                 100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
79 - 84           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 83.4 months
Lowest: 82 months
Highest: 84 months

--------------------------------------------------------------------------------

27. Original Term

-----------------------
Original Term   Percent
-----------------------
300               1.12%
-----------------------
360              98.88
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.3 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  1.12%
--------------------------------
355 - 360                 98.88
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.7 months
Lowest: 299 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  36.59%
-------------------------
1 - 6              63.41
-------------------------

-------------------------
Total:            100.00%
-------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

30. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
9.751 - 10.000          3.52%
-----------------------------
10.001 - 10.250        20.36
-----------------------------
10.251 - 10.500        28.24
-----------------------------
10.501 - 10.750        31.21
-----------------------------
10.751 - 11.000        10.48
-----------------------------
11.001 - 11.250         5.05
-----------------------------
11.251 - 11.500         1.14
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.552%
Lowest: 9.875%
Highest: 11.375%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-J Group 4
                                    10-1 ARMs

--------------------------------------------------------------------------------

1. Original Balance

------------------------------------------------------------------------------------------------
                       Number     Aggregate       Percent      Average
                         of        Current       of Loans      Original    W.A.     Min.    W.A.
                      Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Original Balance        Loans      Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------
250,001 - 350,000         2      $   675,600        1.15%      $337,800    5.938%   773     787
------------------------------------------------------------------------------------------------
350,001 - 450,000        25        9,823,820       16.77        393,013    5.725    621     744
------------------------------------------------------------------------------------------------
450,001 - 550,000        21       10,488,333       17.90        504,319    5.895    628     754
------------------------------------------------------------------------------------------------
550,001 - 650,000        13        7,662,944       13.08        597,254    5.668    707     763
------------------------------------------------------------------------------------------------
650,001 - 750,000        13        9,225,224       15.75        709,938    5.437    680     748
------------------------------------------------------------------------------------------------
750,001 - 850,000         8        6,232,473       10.64        781,031    5.828    695     754
------------------------------------------------------------------------------------------------
850,001 - 950,000         7        6,481,500       11.06        925,929    5.625    669     751
------------------------------------------------------------------------------------------------
950,001 - 1,050,000       8        7,996,000       13.65        999,500    5.844    696     752
------------------------------------------------------------------------------------------------
Total:                   97      $58,585,894      100.00%      $606,297    5.721%   621     753
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Original Balance      Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
250,001 - 350,000      802      80.00%     80.00%     80.00%      359        1
-------------------------------------------------------------------------------
350,001 - 450,000      816      20.45      68.36      80.00       359        1
-------------------------------------------------------------------------------
450,001 - 550,000      808      40.74      69.62      80.00       356        1
-------------------------------------------------------------------------------
550,001 - 650,000      799      65.50      73.77      80.00       359        1
-------------------------------------------------------------------------------
650,001 - 750,000      803      46.25      73.98      80.00       359        1
-------------------------------------------------------------------------------
750,001 - 850,000      800      47.76      68.48      80.00       359        1
-------------------------------------------------------------------------------
850,001 - 950,000      798      55.52      73.17      80.00       359        1
-------------------------------------------------------------------------------
950,001 - 1,050,000    795      37.05      57.63      79.68       359        1
-------------------------------------------------------------------------------
Total:                 816      20.45%     69.39%     80.00%      359        1
-------------------------------------------------------------------------------

Average: $606,297.49
Lowest: $335,600.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

------------------------------------------------------------------------------------------
                 Number     Aggregate       Percent      Average
                   of        Current       of Loans      Original    W.A.     Min.    W.A.
                Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Gross Coupon      Loans      Balance        Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
4.626 - 4.750       1      $   715,099        1.22%      $716,000    4.750%   776     776
------------------------------------------------------------------------------------------
5.001 - 5.125       1          375,000        0.64        375,000    5.125    735     735
------------------------------------------------------------------------------------------
5.126 - 5.250       5        3,681,500        6.28        736,300    5.250    703     736
------------------------------------------------------------------------------------------
5.251 - 5.375       9        5,500,903        9.39        611,377    5.375    669     755
------------------------------------------------------------------------------------------
5.376 - 5.500      11        5,996,854       10.24        545,249    5.500    680     744
------------------------------------------------------------------------------------------
5.501 - 5.625      14        9,580,378       16.35        684,343    5.625    696     765
------------------------------------------------------------------------------------------
5.626 - 5.750      14        7,845,902       13.39        560,550    5.750    621     745
------------------------------------------------------------------------------------------
5.751 - 5.875      18       10,878,787       18.57        610,893    5.875    684     752
------------------------------------------------------------------------------------------
5.876 - 6.000      15        9,481,119       16.18        632,191    6.000    688     770
------------------------------------------------------------------------------------------
6.001 - 6.125       6        2,554,353        4.36        442,467    6.125    687     739
------------------------------------------------------------------------------------------
6.126 - 6.250       2        1,480,000        2.53        740,000    6.250    706     730
------------------------------------------------------------------------------------------
6.501 - 6.625       1          496,000        0.85        496,000    6.625    638     638
------------------------------------------------------------------------------------------
Total:             97      $58,585,894      100.00%      $606,297    5.721%   621     753
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
4.626 - 4.750    776      80.00%     80.00%     80.00%      359        1
-------------------------------------------------------------------------
5.001 - 5.125    735      65.22      65.22      65.22       360        0
-------------------------------------------------------------------------
5.126 - 5.250    766      46.25      72.22      80.00       360        0
-------------------------------------------------------------------------
5.251 - 5.375    793      46.62      72.17      80.00       360        0
-------------------------------------------------------------------------
5.376 - 5.500    791      40.74      68.72      80.00       360        0
-------------------------------------------------------------------------
5.501 - 5.625    806      37.05      64.63      80.00       360        0
-------------------------------------------------------------------------
5.626 - 5.750    808      53.72      72.45      80.00       359        1
-------------------------------------------------------------------------
5.751 - 5.875    803      59.87      72.14      80.00       356        1
-------------------------------------------------------------------------
5.876 - 6.000    816      43.76      65.65      80.00       359        1
-------------------------------------------------------------------------
6.001 - 6.125    780      20.45      70.67      80.00       359        1
-------------------------------------------------------------------------
6.126 - 6.250    742      55.56      63.49      80.00       359        1
-------------------------------------------------------------------------
6.501 - 6.625    638      79.36      79.36      79.36       359        1
-------------------------------------------------------------------------
Total:           816      20.45%     69.39%     80.00%      359        1
-------------------------------------------------------------------------

W.A.: 5.721%
Lowest: 4.750%
Highest: 6.625%

--------------------------------------------------------------------------------

3. Credit Score

-----------------------------------------------------------------------------------------
                Number     Aggregate       Percent      Average
                  of        Current       of Loans      Original    W.A.     Min.    W.A.
               Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
Credit Score     Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------
800 - 824          7      $ 3,721,553        6.35%      $531,943    5.852%   800     805
-----------------------------------------------------------------------------------------
775 - 799         34       20,051,669       34.23        592,814    5.661    775     786
-----------------------------------------------------------------------------------------
750 - 774         14        9,181,131       15.67        655,943    5.733    761     767
-----------------------------------------------------------------------------------------
725 - 749         18       11,972,966       20.44        671,554    5.749    726     737
-----------------------------------------------------------------------------------------
700 - 724         12        6,977,702       11.91        581,563    5.686    703     711
-----------------------------------------------------------------------------------------
675 - 699          8        4,386,473        7.49        548,406    5.802    680     690
-----------------------------------------------------------------------------------------
650 - 674          1          862,400        1.47        862,400    5.375    669     669
-----------------------------------------------------------------------------------------
625 - 649          2        1,036,000        1.77        518,000    6.169    628     633
-----------------------------------------------------------------------------------------
600 - 624          1          396,000        0.68        396,000    5.750    621     621
-----------------------------------------------------------------------------------------
Total:            97      $58,585,894      100.00%      $606,297    5.721%   621     753
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                           W.A.
                Max.     Min.       W.A.       Max.     Remaining   W.A.
                FICO   Original   Original   Original    Term to    Loan
Credit Score   Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------
800 - 824       816      53.72%     73.75%     80.00%      359        1
------------------------------------------------------------------------
775 - 799       799      37.05      67.52      80.00       359        1
------------------------------------------------------------------------
750 - 774       773      47.62      73.85      80.00       359        1
------------------------------------------------------------------------
725 - 749       749      46.25      64.41      80.00       357        1
------------------------------------------------------------------------
700 - 724       724      54.55      72.01      80.00       359        1
------------------------------------------------------------------------
675 - 699       696      20.45      68.96      80.00       360        0
------------------------------------------------------------------------
650 - 674       669      80.00      80.00      80.00       360        0
------------------------------------------------------------------------
625 - 649       638      79.36      79.39      79.41       360        0
------------------------------------------------------------------------
600 - 624       621      80.00      80.00      80.00       359        1
------------------------------------------------------------------------
Total:          816      20.45%     69.39%     80.00%      359        1
------------------------------------------------------------------------

W.A.: 753
Lowest: 621
Highest: 816

--------------------------------------------------------------------------------

4. Index

---------------------------------------------------------------------------
          Number     Aggregate       Percent      Average
            of        Current       of Loans      Original    W.A.     Min.
         Mortgage    Principal    by Principal   Principal    Gross    FICO
Index     Loans       Balance        Balance      Balance    Coupon   Score
---------------------------------------------------------------------------
12ML        97      $58,585,894      100.00%      $606,297   5.721%    621
---------------------------------------------------------------------------
Total:      97      $58,585,894      100.00%      $606,297   5.721%    621
---------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                             W.A.
          W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
          FICO    FICO   Original   Original   Original    Term to    Loan
Index    Score   Score      LTV       LTV         LTV      Maturity    Age
--------------------------------------------------------------------------
12ML      753     816     20.45%     69.39%     80.00%       359        1
--------------------------------------------------------------------------
Total:    753     816     20.45%     69.39%     80.00%       359        1
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

----------------------------------------------------------------------------------------
                       Number     Aggregate       Percent      Average
                         of        Current       of Loans      Original    W.A.     Min.
                      Mortgage    Principal    by Principal   Principal    Gross    FICO
Loan Purpose            Loans      Balance        Balance      Balance    Coupon   Score
----------------------------------------------------------------------------------------
Purchase                 61      $37,274,765       63.62%      $614,729   5.670%    621
----------------------------------------------------------------------------------------
Refinance-Rate/Term      27       16,528,629       28.21        612,219   5.807     628
----------------------------------------------------------------------------------------
Refinance-Cashout         9        4,782,500        8.16        531,389   5.827     688
----------------------------------------------------------------------------------------
Total:                   97      $58,585,894      100.00%      $606,297   5.721%    621
----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                          W.A.
                       W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO    FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score   Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------------
Purchase               755     816     37.05%     72.69%     80.00%       359        1
---------------------------------------------------------------------------------------
Refinance-Rate/Term    751     799     20.45      64.24      80.00        357        1
---------------------------------------------------------------------------------------
Refinance-Cashout      742     776     50.00      61.52      80.00        360        0
---------------------------------------------------------------------------------------
Total:                 753     816     20.45%     69.39%     80.00%       359        1
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

----------------------------------------------------------------------------------------
                       Number     Aggregate       Percent      Average
                         of        Current       of Loans      Original    W.A.     Min.
                      Mortgage    Principal    by Principal   Principal    Gross    FICO
Property Type           Loans      Balance        Balance      Balance    Coupon   Score
----------------------------------------------------------------------------------------
SFR                      66      $41,390,397       70.65%      $628,732   5.752%    628
----------------------------------------------------------------------------------------
PUD Detach               20       12,177,492       20.79        613,996   5.593     669
----------------------------------------------------------------------------------------
Condo                    10        4,678,005        7.98        469,460   5.764     621
----------------------------------------------------------------------------------------
PUD Attach                1          340,000        0.58        340,000   6.000     773
----------------------------------------------------------------------------------------
Total:                   97      $58,585,894      100.00%      $606,297   5.721%    621
----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                          W.A.
                       W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO    FICO   Original   Original   Original    Term to    Loan
Property Type         Score   Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------------
SFR                    754     816     20.45%     67.38%     80.00%       359        1
---------------------------------------------------------------------------------------
PUD Detach             746     805     53.72      73.96      80.00        360        0
---------------------------------------------------------------------------------------
Condo                  754     802     54.55      74.53      80.00        359        1
---------------------------------------------------------------------------------------
PUD Attach             773     773     80.00      80.00      80.00        359        1
---------------------------------------------------------------------------------------
Total:                 753     816     20.45%     69.39%     80.00%       359        1
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

----------------------------------------------------------------------------------------
                       Number      Aggregate      Percent      Average
                         of         Current      of Loans      Original    W.A.     Min.
                      Mortgage     Principal   by Principal   Principal    Gross    FICO
Occupancy Status        Loans       Balance       Balance      Balance    Coupon   Score
----------------------------------------------------------------------------------------
Primary                  89      $54,427,304       92.90%      $613,886   5.713%    628
----------------------------------------------------------------------------------------
Secondary                 8        4,158,590        7.10        521,875   5.824     621
----------------------------------------------------------------------------------------
Total:                   97      $58,585,894      100.00%      $606,297   5.721%    621
----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                          W.A.
                       W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO    FICO   Original   Original   Original    Term to    Loan
Occupancy Status      Score   Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------------
Primary                753     816     20.45%     69.62%     80.00%       359        1
---------------------------------------------------------------------------------------
Secondary              753     805     47.76      66.40      80.00        359        1
---------------------------------------------------------------------------------------
Total:                 753     816     20.45%     69.39%     80.00%       359        1
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------
                        Number     Aggregate       Percent      Average
                          of        Current       of Loans      Original     W.A.    Min.
Geographic             Mortgage    Principal    by Principal   Principal    Gross    FICO
Distribution            Loans       Balance        Balance      Balance    Coupon   Score
-----------------------------------------------------------------------------------------
California                58      $35,877,900        61.24%   $620,407     5.759%    621
-----------------------------------------------------------------------------------------
Virginia                   9        5,140,063         8.77     571,140     5.468     669
-----------------------------------------------------------------------------------------
Maryland                   6        3,379,145         5.77     563,400     5.623     703
-----------------------------------------------------------------------------------------
Connecticut                4        1,972,500         3.37     493,125     5.896     688
-----------------------------------------------------------------------------------------
Florida                    3        1,937,000         3.31     650,667     5.681     734
-----------------------------------------------------------------------------------------
Texas                      2        1,502,533         2.56     751,700     5.750     696
-----------------------------------------------------------------------------------------
District of Columbia       2        1,351,500         2.31     676,500     5.433     715
-----------------------------------------------------------------------------------------
Illinois                   2        1,181,500         2.02     590,750     5.659     738
-----------------------------------------------------------------------------------------
Colorado                   2        1,019,553         1.74     510,000     5.988     761
-----------------------------------------------------------------------------------------
New York                   1        1,000,000         1.71   1,000,000     5.375     728
-----------------------------------------------------------------------------------------
Michigan                   1          907,000         1.55     907,000     5.875     747
-----------------------------------------------------------------------------------------
New Jersey                 1          800,000         1.37     800,000     6.000     800
-----------------------------------------------------------------------------------------
North Carolina             2          730,000         1.25     365,000     5.438     780
-----------------------------------------------------------------------------------------
Massachusetts              1          511,600         0.87     511,600     6.125     739
-----------------------------------------------------------------------------------------
Nevada                     1          500,000         0.85     600,000     5.875     749
-----------------------------------------------------------------------------------------
Vermont                    1          440,000         0.75     440,000     5.750     745
-----------------------------------------------------------------------------------------
Georgia                    1          335,600         0.57     335,600     5.875     802
-----------------------------------------------------------------------------------------
Total:                    97      $58,585,894       100.00%   $606,297     5.721%    621
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                           W.A.
                        W.A.    Max.     Min.       W.A.       Max.     Remaining    W.A
Geographic              FICO    FICO   Original   Original   Original    Term to    Loan
Distribution           Score   Score      LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------------------------------------
California              754     816      20.45%    69.16%     80.00%       358        1
----------------------------------------------------------------------------------------
Virginia                751     791      46.25     73.58      80.00        360        0
----------------------------------------------------------------------------------------
Maryland                757     808      40.74     71.91      80.00        359        1
----------------------------------------------------------------------------------------
Connecticut             727     806      61.44     68.88      80.00        359        1
----------------------------------------------------------------------------------------
Florida                 762     788      47.76     63.74      80.00        360        0
----------------------------------------------------------------------------------------
Texas                   719     764      66.67     67.44      68.96        360        0
----------------------------------------------------------------------------------------
District of Columbia    747     775      65.79     73.44      80.00        359        1
----------------------------------------------------------------------------------------
Illinois                750     772      67.72     70.30      71.76        360        0
----------------------------------------------------------------------------------------
Colorado                764     766      72.26     75.75      80.00        359        1
----------------------------------------------------------------------------------------
New York                728     728      46.62     46.62      46.62        360        0
----------------------------------------------------------------------------------------
Michigan                747     747      66.20     66.20      66.20        359        1
----------------------------------------------------------------------------------------
New Jersey              800     800      77.29     77.29      77.29        360        0
----------------------------------------------------------------------------------------
North Carolina          780     780      40.97     60.22      80.00        359        1
----------------------------------------------------------------------------------------
Massachusetts           739     739      80.00     80.00      80.00        359        1
----------------------------------------------------------------------------------------
Nevada                  749     749      66.67     66.67      66.67        358        2
----------------------------------------------------------------------------------------
Vermont                 745     745      66.67     66.67      66.67        359        1
----------------------------------------------------------------------------------------
Georgia                 802     802      80.00     80.00      80.00        359        1
----------------------------------------------------------------------------------------
Total:                  753     816      20.45%    69.39%     80.00%       359        1
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-------------------------------------------------------------------------------------------------
                       Number     Aggregate       Percent       Average
                         of        Current       of Loans      Original     W.A.     Min.    W.A.
                      Mortgage    Principal    by Principal    Principal    Gross    FICO    FICO
County Distribution     Loans      Balance        Balance       Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
Los Angeles              13      $ 8,878,405       15.15%      $683,038    5.660%    680     764
-------------------------------------------------------------------------------------------------
San Diego                 6        4,169,000        7.12        694,833    5.758     694     732
-------------------------------------------------------------------------------------------------
Santa Clara               5        3,339,800        5.70        667,960    5.895     742     774
-------------------------------------------------------------------------------------------------
Alameda                   6        2,990,718        5.10        498,453    5.986     638     742
-------------------------------------------------------------------------------------------------
Fairfax                   5        2,956,172        5.05        591,234    5.440     669     735
-------------------------------------------------------------------------------------------------
Orange                    4        2,547,500        4.35        636,875    5.338     628     732
-------------------------------------------------------------------------------------------------
Contra Costa              5        2,538,586        4.33        507,792    5.860     703     720
-------------------------------------------------------------------------------------------------
San Mateo                 4        2,291,599        3.91        573,250    5.578     776     787
-------------------------------------------------------------------------------------------------
San Francisco             4        2,200,496        3.76        550,500    5.737     621     751
-------------------------------------------------------------------------------------------------
Marin                     3        2,170,800        3.71        723,600    5.868     707     761
-------------------------------------------------------------------------------------------------
Other                    42       24,502,818       41.82        588,653    5.740     684     754
-------------------------------------------------------------------------------------------------
Total:                   97      $58,585,894      100.00%      $606,297    5.721%    621     753
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining    W.A.
                       FICO   Original   Original   Original    Term to    Loan
County Distribution   Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------------
Los Angeles            795     37.05%     66.92%     80.00%         359      1
--------------------------------------------------------------------------------
San Diego              785     51.00      63.73      72.23          359      1
--------------------------------------------------------------------------------
Santa Clara            796     55.56      71.68      80.00          359      1
--------------------------------------------------------------------------------
Alameda                816     20.45      60.60      80.00          359      1
--------------------------------------------------------------------------------
Fairfax                781     46.25      71.85      80.00          360      0
--------------------------------------------------------------------------------
Orange                 766     65.22      77.35      80.00          360      0
--------------------------------------------------------------------------------
Contra Costa           748     59.87      72.89      80.00          348      1
--------------------------------------------------------------------------------
San Mateo              799     43.76      70.32      80.00          359      1
--------------------------------------------------------------------------------
San Francisco          803     54.55      71.24      80.00          359      1
--------------------------------------------------------------------------------
Marin                  791     69.77      76.96      80.00          359      1
--------------------------------------------------------------------------------
Other                  808     40.74      69.61      80.00          359      1
--------------------------------------------------------------------------------
Total:                 816     20.45%     69.39%     80.00%         359      1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

-------------------------------------------------------------------------------------------
                 Number     Aggregate       Percent       Average
                   of        Current       of Loans      Original     W.A.     Min.    W.A.
                Mortgage    Principal    by Principal    Principal    Gross    FICO    FICO
Original LTV      Loans      Balance        Balance       Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
20.01 - 25.00       1      $   400,000        0.68%     $  400,000   6.125%    687     687
-------------------------------------------------------------------------------------------
35.01 - 40.00       1        1,000,000        1.71       1,000,000   5.625     795     795
-------------------------------------------------------------------------------------------
40.01 - 45.00       3        1,467,000        2.50         489,000   5.686     775     781
-------------------------------------------------------------------------------------------
45.01 - 50.00       5        4,209,000        7.18         841,800   5.596     728     752
-------------------------------------------------------------------------------------------
50.01 - 55.00       4        2,734,457        4.67         683,750   5.953     724     776
-------------------------------------------------------------------------------------------
55.01 - 60.00       6        3,774,800        6.44         629,167   5.864     709     757
-------------------------------------------------------------------------------------------
60.01 - 65.00       4        2,200,000        3.76         550,000   5.801     722     749
-------------------------------------------------------------------------------------------
65.01 - 70.00      16        8,753,567       14.94         553,445   5.703     694     745
-------------------------------------------------------------------------------------------
70.01 - 75.00       9        5,900,000       10.07         657,278   5.724     680     733
-------------------------------------------------------------------------------------------
75.01 - 80.00      48       28,147,070       48.04         588,630   5.697     621     755
-------------------------------------------------------------------------------------------
Total:             97      $58,585,894      100.00%     $  606,297   5.721%    621     753
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining    W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original LTV    Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------
20.01 - 25.00    687     20.45%     20.45%     20.45%       359        1
--------------------------------------------------------------------------
35.01 - 40.00    795     37.05      37.05      37.05        360        0
--------------------------------------------------------------------------
40.01 - 45.00    787     40.74      41.92      43.76        359        1
--------------------------------------------------------------------------
45.01 - 50.00    778     46.25      47.62      50.00        360        0
--------------------------------------------------------------------------
50.01 - 55.00    805     51.00      53.12      54.64        359        1
--------------------------------------------------------------------------
55.01 - 60.00    791     55.52      56.83      59.87        359        1
--------------------------------------------------------------------------
60.01 - 65.00    806     61.44      64.05      64.78        346        1
--------------------------------------------------------------------------
65.01 - 70.00    791     65.22      67.14      70.00        359        1
--------------------------------------------------------------------------
70.01 - 75.00    796     71.03      72.90      75.00        359        1
--------------------------------------------------------------------------
75.01 - 80.00    816     75.24      79.57      80.00        359        1
--------------------------------------------------------------------------
Total:           816     20.45%     69.39%     80.00%       359        1
--------------------------------------------------------------------------

W.A.: 69.39%
Lowest: 20.45%
Highest: 80.00%

11. Original Term

-----------------------------------------------------------------------------------------------
                      Number     Aggregate       Percent      Average
                        of        Current       of Loans     Original     W.A.     Min.    W.A.
                     Mortgage    Principal    by Principal   Principal    Gross    FICO    FICO
   Original Term       Loans      Balance        Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------
300                      1      $   500,000        0.85%      $500,000   5.875%    733     733
-----------------------------------------------------------------------------------------------
360                     96       58,085,894       99.15        607,405   5.720     621     753
-----------------------------------------------------------------------------------------------
Total:                  97      $58,585,894      100.00%      $606,297   5.721%    621     753
-----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                 W.A.
                      Max.     Min.       W.A.       Max.     Remaining    W.A.
                      FICO   Original   Original   Original    Term to     Loan
   Original Term     Score      LTV        LTV        LTV      Maturity     Age
300                   733     64.52%     64.52%     64.52%       300        0
-------------------------------------------------------------------------------
360                   816     20.45      69.44      80.00        359        1
-------------------------------------------------------------------------------
Total:                816     20.45%     69.39%     80.00%       359        1
-------------------------------------------------------------------------------

W.A.: 359.5 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared,
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for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-J Group 4
                                    10-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $58,585,893.85
Loan Count: 97
Cut-off Date: 2004-10-01
Avg. Loan Balance: $603,978.29
Avg. Orig. Balance: $606,297.49
Accelerated Docs: 72.77%
W.A. FICO: 753
W.A. Orig. LTV: 69.39%
W.A. Cut-Off LTV: 69.16%
W.A. Gross Coupon: 5.721%
W.A. Net Coupon: 5.468%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted COLTV: 69.16%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.08%

--------------------------------------------------------------------------------

2. Original Balance

---------------------------
Original Balance    Percent
---------------------------
250,001 - 350,000     1.15%
---------------------------
350,001 - 450,000    16.77
---------------------------
450,001 - 550,000    17.90
---------------------------
550,001 - 650,000    13.08
---------------------------
650,001 - 750,000    15.75
---------------------------
750,001 - 850,000    10.64
---------------------------

-----------------------------
850,001 - 950,000      11.06
-----------------------------
950,001 - 1,050,000    13.65
-----------------------------
Total:                100.00%
-----------------------------

Average: $606,297.49
Lowest: $335,600.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
250,001 - 350,000       1.15%
-----------------------------
350,001 - 450,000      17.52
-----------------------------
450,001 - 550,000      18.00
-----------------------------
550,001 - 650,000      12.23
-----------------------------
650,001 - 750,000      15.75
-----------------------------
750,001 - 850,000      10.64
-----------------------------
850,001 - 950,000      11.06
-----------------------------
950,001 - 1,050,000    13.65
-----------------------------
Total:                100.00%
-----------------------------

Average: $603,978.29
Lowest: $335,600.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Coupon

-----------------------
Coupon          Percent
-----------------------
4.501 - 4.750     1.22%
-----------------------
5.001 - 5.250     6.92
-----------------------
5.251 - 5.500    19.63
-----------------------
5.501 - 5.750    29.74
-----------------------
5.751 - 6.000    34.75
-----------------------
6.001 - 6.250     6.89
-----------------------
6.501 - 6.750     0.85
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.721%
Lowest: 4.750%
Highest: 6.625%

--------------------------------------------------------------------------------

6. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        6.35%
----------------------
750 - 799       49.90
----------------------
700 - 749       32.35
----------------------
650 - 699        8.96
----------------------
600 - 649        2.44
----------------------
Total:         100.00%
----------------------

W.A.: 753
Lowest: 621
Highest: 816

--------------------------------------------------------------------------------

7. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE            100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------
Product Type   Percent
----------------------
10IO/20 12ML    75.00%
----------------------
10/20 12ML      24.14
----------------------
10/15 12ML       0.85
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

9. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    28.21%
-----------------------------
Refinance-Cashout       8.16
-----------------------------
Purchase               63.62
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/o PMI   100.00%
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

12. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              70.65%
-----------------------
PUD Detach       20.79
-----------------------
Condo             7.98
-----------------------
PUD Attach        0.58
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             92.90%
--------------------------
Secondary            7.10
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. Documentation

-----------------------
Documentation   Percent
-----------------------
Rapid            57.56%
-----------------------
Standard         27.23
-----------------------
Reduced          15.21
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    61.24%
--------------------

---------------------
Virginia        8.77
---------------------
Maryland        5.77
---------------------
Connecticut     3.37
---------------------
Florida         3.31
---------------------
Other          17.55
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    52.72%
-----------------------------
Southern California    47.28
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
22030        3.08%
------------------
90049        2.64
------------------
90275        2.42
------------------
95125        2.23
------------------
94588        2.15
------------------
Other       87.49
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------

--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. OLTV

-----------------------
OLTV            Percent
-----------------------
20.01 - 25.00     0.68%
-----------------------
35.01 - 40.00     1.71
-----------------------
40.01 - 45.00     2.50
-----------------------
45.01 - 50.00     7.18
-----------------------
50.01 - 55.00     4.67
-----------------------
55.01 - 60.00     6.44
-----------------------
60.01 - 65.00     3.76
-----------------------
65.01 - 70.00    14.94
-----------------------
70.01 - 75.00    10.07
-----------------------
75.01 - 80.00    48.04
-----------------------
Total:          100.00%
-----------------------

W.A.: 69.39%
Lowest: 20.45%
Highest: 80.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
20.01 - 25.00     0.68%
-----------------------

-----------------------
35.01 - 40.00     1.71
-----------------------
40.01 - 45.00     2.50
-----------------------
45.01 - 50.00     7.18
-----------------------
50.01 - 55.00     4.67
-----------------------
55.01 - 60.00     7.30
-----------------------
60.01 - 65.00     3.76
-----------------------
65.01 - 70.00    14.84
-----------------------
70.01 - 75.00    10.07
-----------------------
75.01 - 80.00    47.29
-----------------------
Total:          100.00%
-----------------------

W.A.: 69.16%
Lowest: 20.45%
Highest: 80.00%

--------------------------------------------------------------------------------

22. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------

---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
None                 100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Original Term

-----------------------
Original Term   Percent
-----------------------
300               0.85%
-----------------------
360              99.15
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.5 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  0.85%
--------------------------------
355 - 360                 99.15
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.8 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  37.97%
-------------------------
1 - 6              62.03
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

29. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
9.501 - 9.750           1.22%
-----------------------------
10.001 - 10.250         6.92
-----------------------------
10.251 - 10.500        19.63
-----------------------------
10.501 - 10.750        29.74
-----------------------------
10.751 - 11.000        34.75
-----------------------------
11.001 - 11.250         6.89
-----------------------------
11.501 - 11.750         0.85
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.721%
Lowest: 9.750%
Highest: 11.625%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
115 - 120         100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 119.3 months
Lowest: 118 months
Highest: 120 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2004-J
                                 Total Combined

--------------------------------------------------------------------------------

1. Original Balance

----------------------------------------------------------------------------------------------------
                         Number      Aggregate       Percent       Average
                           of         Current       of Loans      Original     W.A.     Min.    W.A.
                        Mortgage     Principal    by Principal    Principal    Gross    FICO    FICO
Original Balance          Loans       Balance        Balance       Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------------
250,001 - 350,000            68    $ 23,186,792        3.71%     $  343,612   5.174%    623     726
----------------------------------------------------------------------------------------------------
350,001 - 450,000           458     183,685,089       29.38         401,187   5.245     617     733
----------------------------------------------------------------------------------------------------
450,001 - 550,000           298     148,326,477       23.72         498,598   5.194     623     740
----------------------------------------------------------------------------------------------------
550,001 - 650,000           163      97,350,044       15.57         599,282   5.192     624     739
----------------------------------------------------------------------------------------------------
650,001 - 750,000            87      61,149,223        9.78         703,112   5.174     623     741
----------------------------------------------------------------------------------------------------
750,001 - 850,000            35      27,862,926        4.46         796,803   5.403     652     743
----------------------------------------------------------------------------------------------------
850,001 - 950,000            21      19,169,912        3.07         912,960   5.284     669     743
----------------------------------------------------------------------------------------------------
950,001 - 1,050,000          34      33,751,791        5.40         992,866   5.299     671     736
----------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000         3       3,265,000        0.52       1,088,333   4.877     753     763
----------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000        12      14,614,060        2.34       1,217,958   5.327     657     725
----------------------------------------------------------------------------------------------------
1,250,001 - 1,350,000         2       2,698,487        0.43       1,350,000   5.187     770     781
----------------------------------------------------------------------------------------------------
1,350,001 - 1,450,000         3       4,227,750        0.68       1,409,250   5.584     690     727
----------------------------------------------------------------------------------------------------
1,450,001 - 1,550,000         4       5,917,200        0.95       1,479,300   5.372     696     736
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Original Balance        Score     LTV         LTV        LTV      Maturity   Age
---------------------------------------------------------------------------------
250,001 - 350,000        802     47.66%     76.96%     95.00%       357        1
---------------------------------------------------------------------------------
350,001 - 450,000        822     10.67      73.72      95.00        359        1
---------------------------------------------------------------------------------
450,001 - 550,000        816     23.66      72.86      90.00        359        1
---------------------------------------------------------------------------------
550,001 - 650,000        814     11.43      72.65      95.00        358        1
---------------------------------------------------------------------------------
650,001 - 750,000        807     31.25      73.54      80.00        359        1
---------------------------------------------------------------------------------
750,001 - 850,000        807     47.27      70.98      80.00        359        1
---------------------------------------------------------------------------------
850,001 - 950,000        807     55.00      74.18      80.00        359        1
---------------------------------------------------------------------------------
950,001 - 1,050,000      795     30.30      63.95      80.00        359        1
---------------------------------------------------------------------------------
1,050,001 - 1,150,000    776     48.89      66.20      80.00        360        0
---------------------------------------------------------------------------------
1,150,001 - 1,250,000    806     31.19      61.26      80.00        359        1
---------------------------------------------------------------------------------
1,250,001 - 1,350,000    792     60.00      60.68      61.36        359        1
---------------------------------------------------------------------------------
1,350,001 - 1,450,000    786     35.25      60.06      80.00        360        0
---------------------------------------------------------------------------------
1,450,001 - 1,550,000    790     63.16      65.31      69.44        359        1
---------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Total:                    1,188    $625,204,752      100.00%     $  527,010   5.229%    617     737
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Total:                   822     10.67%     72.26%     95.00%       359        1
---------------------------------------------------------------------------------

Average: $527,010.19
Lowest: $333,701.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

---------------------------------------------------------------------------------------------------
                         Number      Aggregate       Percent      Average
                           of         Current       of Loans      Original     W.A.    Min.    W.A.
                        Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Gross Coupon              Loans       Balance        Balance      Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------------
3.501 - 3.625                 1    $    399,384        0.06%      $400,000   3.625%    723     723
---------------------------------------------------------------------------------------------------
3.751 - 3.875                 2         684,000        0.11        342,000   3.875     768     775
---------------------------------------------------------------------------------------------------
3.876 - 4.000                 3       1,737,581        0.28        579,917   4.000     709     739
---------------------------------------------------------------------------------------------------
4.001 - 4.125                 1         504,000        0.08        504,000   4.125     717     717
---------------------------------------------------------------------------------------------------
4.126 - 4.250                 9       5,013,504        0.80        557,512   4.250     681     756
---------------------------------------------------------------------------------------------------
4.251 - 4.375                21      11,804,268        1.89        562,382   4.375     651     739
---------------------------------------------------------------------------------------------------
4.376 - 4.500                28      15,051,748        2.41        541,275   4.500     632     744
---------------------------------------------------------------------------------------------------
4.501 - 4.625                37      20,553,307        3.29        555,841   4.625     625     739
---------------------------------------------------------------------------------------------------
4.626 - 4.750                70      36,079,971        5.77        515,591   4.750     638     744
---------------------------------------------------------------------------------------------------
4.751 - 4.875               104      52,787,759        8.44        507,781   4.875     621     733
---------------------------------------------------------------------------------------------------
4.876 - 5.000               120      61,781,883        9.88        514,962   5.000     642     742
---------------------------------------------------------------------------------------------------
5.001 - 5.125               122      65,134,300       10.42        535,454   5.125     624     737
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Gross Coupon            Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
3.501 - 3.625            723     79.68%     79.68%     79.68%       359        1
---------------------------------------------------------------------------------
3.751 - 3.875            783     65.62      72.29      78.65        360        0
---------------------------------------------------------------------------------
3.876 - 4.000            775     37.40      65.81      80.00        359        1
---------------------------------------------------------------------------------
4.001 - 4.125            717     77.54      77.54      77.54        359        1
---------------------------------------------------------------------------------
4.126 - 4.250            793     47.66      71.57      80.00        359        1
---------------------------------------------------------------------------------
4.251 - 4.375            802     37.27      71.83      80.00        359        1
---------------------------------------------------------------------------------
4.376 - 4.500            806     38.43      72.80      80.00        355        1
---------------------------------------------------------------------------------
4.501 - 4.625            809     38.58      74.72      90.00        359        1
---------------------------------------------------------------------------------
4.626 - 4.750            807     23.66      73.84      95.00        357        1
---------------------------------------------------------------------------------
4.751 - 4.875            804     22.61      72.45      95.00        359        1
---------------------------------------------------------------------------------
4.876 - 5.000            813     30.30      72.84      93.09        359        1
---------------------------------------------------------------------------------
5.001 - 5.125            822     33.33      73.56      95.00        359        1
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
5.126 - 5.250               182      92,859,466       14.85        511,311   5.250     617     739
---------------------------------------------------------------------------------------------------
5.251 - 5.375               152      78,730,565       12.59        518,129   5.375     624     734
---------------------------------------------------------------------------------------------------
5.376 - 5.500               120      66,617,448       10.66        555,305   5.500     623     732
---------------------------------------------------------------------------------------------------
5.501 - 5.625                70      36,775,454        5.88        525,451   5.625     651     745
---------------------------------------------------------------------------------------------------
5.626 - 5.750                61      30,977,171        4.95        508,459   5.750     621     730
---------------------------------------------------------------------------------------------------
5.751 - 5.875                34      19,025,237        3.04        563,126   5.875     623     736
---------------------------------------------------------------------------------------------------
5.876 - 6.000                27      15,485,452        2.48        573,718   6.000     627     752
---------------------------------------------------------------------------------------------------
6.001 - 6.125                14       7,398,136        1.18        535,693   6.125     621     721
---------------------------------------------------------------------------------------------------
6.126 - 6.250                 5       2,600,866        0.42        520,314   6.250     637     707
---------------------------------------------------------------------------------------------------
6.251 - 6.375                 3       2,172,250        0.35        724,083   6.375     685     710
---------------------------------------------------------------------------------------------------
6.501 - 6.625                 1         496,000        0.08        496,000   6.625     638     638
---------------------------------------------------------------------------------------------------
6.751 - 6.875                 1         535,000        0.09        535,000   6.875     646     646
---------------------------------------------------------------------------------------------------
Total:                    1,188    $625,204,752      100.00%      $527,010   5.229%    617     737
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
5.126 - 5.250            815     11.43      72.12      95.00        359        1
---------------------------------------------------------------------------------
5.251 - 5.375            816     31.19      71.56      95.00        359        1
---------------------------------------------------------------------------------
5.376 - 5.500            807     29.41      71.81      94.34        359        1
---------------------------------------------------------------------------------
5.501 - 5.625            817     37.05      69.83      90.00        359        1
---------------------------------------------------------------------------------
5.626 - 5.750            813     33.20      72.68      92.17        359        1
---------------------------------------------------------------------------------
5.751 - 5.875            803     49.10      71.59      95.00        357        1
---------------------------------------------------------------------------------
5.876 - 6.000            816     43.76      70.94      95.00        359        1
---------------------------------------------------------------------------------
6.001 - 6.125            809     10.67      70.38      80.00        359        1
---------------------------------------------------------------------------------
6.126 - 6.250            742     55.56      72.00      90.00        359        1
---------------------------------------------------------------------------------
6.251 - 6.375            747     50.00      66.20      75.00        359        1
---------------------------------------------------------------------------------
6.501 - 6.625            638     79.36      79.36      79.36        359        1
---------------------------------------------------------------------------------
6.751 - 6.875            646     69.48      69.48      69.48        359        1
---------------------------------------------------------------------------------
Total:                   822     10.67%     72.26%     95.00%       359        1
---------------------------------------------------------------------------------

W.A.: 5.229%
Lowest: 3.625%
Highest: 6.875%

--------------------------------------------------------------------------------

3. Credit Score

---------------------------------------------------------------------------------------------------
                         Number      Aggregate       Percent      Average
                           of         Current       of Loans      Original    W.A.     Min.    W.A.
                        Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Credit Score              Loans       Balance        Balance      Balance    Coupon    Score  Score
---------------------------------------------------------------------------------------------------
800 - 824                    60    $ 31,561,993        5.05%      $526,195     5.282%   800    807
---------------------------------------------------------------------------------------------------
775 - 799                   221     116,175,975       18.58        527,651     5.194    775    785
---------------------------------------------------------------------------------------------------
750 - 774                   245     136,075,209       21.76        555,596     5.192    750    763
---------------------------------------------------------------------------------------------------
725 - 749                   224     116,102,907       18.57        519,767     5.235    725    737
---------------------------------------------------------------------------------------------------
700 - 724                   173      87,308,601       13.96        504,848     5.208    700    712
---------------------------------------------------------------------------------------------------
675 - 699                   142      77,396,294       12.38        545,211     5.275    675    688
---------------------------------------------------------------------------------------------------
650 - 674                    67      34,681,114        5.55        517,733     5.291    650    663
---------------------------------------------------------------------------------------------------
625 - 649                    46      21,061,670        3.37        458,021     5.343    625    637
---------------------------------------------------------------------------------------------------
600 - 624                     9       4,263,400        0.68        473,711     5.486    617    622
---------------------------------------------------------------------------------------------------
Not Scored                    1         577,590        0.09        577,590     4.375  *****      0
---------------------------------------------------------------------------------------------------
Total:                    1,188    $625,204,752      100.00%      $527,010     5.229%   617    737
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                    W.A.
                         Max.      Min.      W.A.       Max.     Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Credit Score            Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
800 - 824                822     10.67%     73.38%     80.00%       358        1
---------------------------------------------------------------------------------
775 - 799                799     30.30      70.51      90.00        359        1
---------------------------------------------------------------------------------
750 - 774                774     22.61      72.79      94.79        359        1
---------------------------------------------------------------------------------
725 - 749                749     11.43      71.96      95.00        359        1
---------------------------------------------------------------------------------
700 - 724                724     24.44      72.92      95.00        359        1
---------------------------------------------------------------------------------
675 - 699                699     20.45      72.04      95.00        359        1
---------------------------------------------------------------------------------
650 - 674                674     31.19      72.39      95.00        359        1
---------------------------------------------------------------------------------
625 - 649                649     46.40      76.05      95.00        359        1
---------------------------------------------------------------------------------
600 - 624                624     53.57      72.36      89.47        359        1
---------------------------------------------------------------------------------
Not Scored                 0     80.00      80.00      80.00        359        1
---------------------------------------------------------------------------------
Total:                   822     10.67%     72.26%     95.00%       359        1
---------------------------------------------------------------------------------

W.A.: 737
Lowest: 617
Highest: 822

--------------------------------------------------------------------------------

4. Index

---------------------------------------------------------------------------------------------------
                         Number      Aggregate       Percent      Average
                           of         Current       of Loans      Original    W.A.     Min.    W.A.
                        Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Index                    Loans        Balance        Balance      Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------------
12ML                      1,188    $625,204,752      100.00%      $527,010   5.229%    617     737
---------------------------------------------------------------------------------------------------
Total:                    1,188    $625,204,752      100.00%      $527,010   5.229%    617     737
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Index                   Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
12ML                     822     10.67%     72.26%     95.00%       359        1
---------------------------------------------------------------------------------
Total:                   822     10.67%     72.26%     95.00%       359        1
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

-------------------------------------------------------------------------------------------------
                       Number      Aggregate       Percent      Average
                         of         Current       of Loans     Original     W.A.     Min.    W.A.
                      Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Loan Purpose            Loans       Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
Purchase                  768    $407,938,607       65.25%      $532,244   5.216%    617     743
-------------------------------------------------------------------------------------------------
Refinance-Rate/Term       214     116,346,752       18.61        543,842   5.217     624     729
-------------------------------------------------------------------------------------------------
Refinance-Cashout         206     100,919,393       16.14        490,013   5.297     621     726
-------------------------------------------------------------------------------------------------
Total:                  1,188    $625,204,752      100.00%      $527,010   5.229%    617     737
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
Purchase               817     30.30%     75.69%     95.00%       359        1
-------------------------------------------------------------------------------
Refinance-Rate/Term    822     20.45      65.67      94.34        358        1
-------------------------------------------------------------------------------
Refinance-Cashout      816     10.67      65.97      90.00        359        1
-------------------------------------------------------------------------------
Total:                 822     10.67%     72.26%     95.00%       359        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

-------------------------------------------------------------------------------------------
                 Number      Aggregate      Percent       Average
                   of         Current       of Loans      Original    W.A.     Min.    W.A.
                Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Property Type     Loans       Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
SFR                 712    $380,381,969       60.84%      $534,827   5.239%    621     737
-------------------------------------------------------------------------------------------
PUD Detach          243     131,404,065       21.02        542,052   5.196     617     735
-------------------------------------------------------------------------------------------
Condo               185      90,419,662       14.46        489,527   5.248     621     744
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                          W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Property Type   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
SFR              816     10.67%     71.01%     95.00%       359        1
-------------------------------------------------------------------------
PUD Detach       822     33.20      72.70      95.00        358        1
-------------------------------------------------------------------------
Condo            814     30.30      75.86      95.00        359        1
-------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
PUD Attach           28      11,613,738        1.86        414,938   5.135     634     726
-------------------------------------------------------------------------------------------
2-Family              8       4,783,382        0.77        598,250   5.198     718     752
-------------------------------------------------------------------------------------------
4-Family              4       2,827,188        0.45        707,375   5.373     680     729
-------------------------------------------------------------------------------------------
Townhouse             3       1,367,110        0.22        455,703   4.985     641     679
-------------------------------------------------------------------------------------------
Cooperative           3       1,320,083        0.21        440,200   5.286     693     740
-------------------------------------------------------------------------------------------
3-Family              2       1,087,555        0.17        544,400   5.272     711     727
-------------------------------------------------------------------------------------------
Total:            1,188    $625,204,752      100.00%      $527,010   5.229%    617     737
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
PUD Attach       809     63.33      76.89      80.00        359        1
-------------------------------------------------------------------------
2-Family         782     65.00      77.42      80.00        359        1
-------------------------------------------------------------------------
4-Family         767     70.00      76.91      80.00        359        1
-------------------------------------------------------------------------
Townhouse        770     66.40      69.86      74.89        360        0
-------------------------------------------------------------------------
Cooperative      791     50.03      68.64      80.00        360        0
-------------------------------------------------------------------------
3-Family         746     80.00      80.00      80.00        359        1
-------------------------------------------------------------------------
Total:           822     10.67%     72.26%     95.00%       359        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

----------------------------------------------------------------------------------------------
                    Number      Aggregate       Percent      Average
                      of         Current       of Loans     Original     W.A.     Min.    W.A.
                   Mortgage     Principal    by Principal   Principal   Gross     FICO    FICO
Occupancy Status     Loans       Balance        Balance      Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------
Primary              1,052    $553,505,548       88.53%      $526,786   5.216%    617     735
----------------------------------------------------------------------------------------------
Secondary              114      61,998,750        9.92        545,646   5.266     621     754
----------------------------------------------------------------------------------------------
Investor                22       9,700,454        1.55        441,146   5.758     646     747
----------------------------------------------------------------------------------------------
Total:               1,188    $625,204,752      100.00%      $527,010   5.229%    617     737
----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                             W.A.
                    Max.     Min.       W.A.       Max.     Remaining   W.A.
                    FICO   Original   Original   Original    Term to    Loan
Occupancy Status   Score     LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------------------
Primary             822     10.67%     72.25%     95.00%       359        1
-----------------------------------------------------------------------------
Secondary           815     30.30      72.14      90.00        358        1
-----------------------------------------------------------------------------
Investor            802     54.05      73.41      80.00        359        1
-----------------------------------------------------------------------------
Total:              822     10.67%     72.26%     95.00%       359        1
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

--------------------------------------------------------------------------------------------------
                                                     Percent
                           Number      Aggregate     of Loans    Average
                             of         Current         by       Original     W.A.     Min.   W.A.
                          Mortgage     Principal    Principal   Principal    Gross    FICO   FICO
Geographic Distribution     Loans       Balance      Balance     Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------------
California                    714    $380,982,644     60.94%     $534,234   5.239%    621     737
--------------------------------------------------------------------------------------------------
Florida                        91      45,652,493      7.30       501,983   5.207     623     738
--------------------------------------------------------------------------------------------------
Virginia                       54      25,422,400      4.07       470,950   5.182     631     736
--------------------------------------------------------------------------------------------------
Maryland                       40      19,631,059      3.14       491,035   5.208     632     740
--------------------------------------------------------------------------------------------------
Illinois                       32      19,022,062      3.04       594,693   5.153     627     741
--------------------------------------------------------------------------------------------------
Colorado                       24      14,963,830      2.39       623,788   5.246     652     744
--------------------------------------------------------------------------------------------------
South Carolina                 23      10,815,674      1.73       470,442   5.284     617     727
--------------------------------------------------------------------------------------------------
Nevada                         23      10,727,647      1.72       470,864   5.316     630     735
--------------------------------------------------------------------------------------------------
Massachusetts                  22      10,110,103      1.62       461,320   5.152     632     747
--------------------------------------------------------------------------------------------------
North Carolina                 17       8,638,718      1.38       508,390   5.036     692     740
--------------------------------------------------------------------------------------------------
District of Columbia           15       8,213,989      1.31       547,920   5.425     636     751
--------------------------------------------------------------------------------------------------
Texas                          15       8,129,451      1.30       542,440   5.255     651     722
--------------------------------------------------------------------------------------------------
Connecticut                    12       7,551,300      1.21       629,480   5.127     688     750
--------------------------------------------------------------------------------------------------
New York                       13       7,193,996      1.15       553,632   5.343     665     732
--------------------------------------------------------------------------------------------------
Georgia                        12       5,855,555      0.94       488,141   5.156     673     747
--------------------------------------------------------------------------------------------------
Michigan                       11       5,727,806      0.92       521,000   5.343     653     729
--------------------------------------------------------------------------------------------------
Arizona                         7       5,547,014      0.89       792,680   5.349     687     727
--------------------------------------------------------------------------------------------------
Washington                     11       4,706,144      0.75       443,849   5.206     684     735
--------------------------------------------------------------------------------------------------
New Jersey                      9       4,598,226      0.74       511,167   5.106     630     716
--------------------------------------------------------------------------------------------------
Minnesota                       6       2,828,783      0.45       471,600   5.364     734     774
--------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

                                                                    W.A.
                           Max.     Min.       W.A.       Max.     Remaining   W.A.
                          FICO    Original   Original   Original    Term to    Loan
Geographic Distribution   Score      LTV       LTV        LTV      Maturity     Age
------------------------------------------------------------------------------------
California                 822     10.67%     71.40%     95.00%       359        1
------------------------------------------------------------------------------------
Florida                    815     29.41      75.39      90.00        359        1
------------------------------------------------------------------------------------
Virginia                   815     46.25      74.60      80.00        359        1
------------------------------------------------------------------------------------
Maryland                   813     40.74      75.40      95.00        359        1
------------------------------------------------------------------------------------
Illinois                   802     37.00      68.60      95.00        359        1
------------------------------------------------------------------------------------
Colorado                   813     51.58      73.59      95.00        359        1
------------------------------------------------------------------------------------
South Carolina             805     38.46      73.15      89.47        359        1
------------------------------------------------------------------------------------
Nevada                     801     35.93      72.76      94.79        359        1
------------------------------------------------------------------------------------
Massachusetts              802     54.05      75.88      95.00        359        1
------------------------------------------------------------------------------------
North Carolina             798     40.97      73.53      90.00        359        1
------------------------------------------------------------------------------------
District of Columbia       796     49.10      74.03      95.00        359        1
------------------------------------------------------------------------------------
Texas                      782     58.06      74.45      82.35        359        1
------------------------------------------------------------------------------------
Connecticut                806     48.89      69.30      80.00        359        1
------------------------------------------------------------------------------------
New York                   791     30.30      64.48      95.00        359        1
------------------------------------------------------------------------------------
Georgia                    802     60.00      74.46      90.00        359        1
------------------------------------------------------------------------------------
Michigan                   794     33.33      65.87      80.00        359        1
------------------------------------------------------------------------------------
Arizona                    767     55.09      71.05      80.00        359        1
------------------------------------------------------------------------------------
Washington                 799     72.81      77.84      80.00        360        0
------------------------------------------------------------------------------------
New Jersey                 800     66.22      80.52      95.00        359        1
------------------------------------------------------------------------------------
Minnesota                  817     71.43      78.49      80.00        359        1
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Other                          37      18,885,860      3.02       510,611   5.160     637     728
--------------------------------------------------------------------------------------------------
Total:                      1,188    $625,204,752    100.00%     $527,010   5.229%    617     737
--------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Other                      793     47.66      74.68      93.03        354        1
------------------------------------------------------------------------------------
Total:                     822     10.67%     72.26%     95.00%       359        1
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-------------------------------------------------------------------------------------------------
                       Number      Aggregate       Percent      Average
                         of         Current       of Loans     Original     W.A.     Min.    W.A.
                      Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
County Distribution     Loans       Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
Los Angeles               107    $ 61,762,349        9.88%     $577,348    5.289%    624     728
-------------------------------------------------------------------------------------------------
San Diego                  97      51,435,784        8.23       530,342    5.273     623     742
-------------------------------------------------------------------------------------------------
Orange                     83      46,044,492        7.36       554,903    5.176     627     726
-------------------------------------------------------------------------------------------------
Santa Clara                66      34,730,840        5.56       527,841    5.191     634     750
-------------------------------------------------------------------------------------------------
Alameda                    58      30,023,960        4.80       517,782    5.191     638     739
-------------------------------------------------------------------------------------------------
San Mateo                  53      28,527,777        4.56       538,392    5.182     624     744
-------------------------------------------------------------------------------------------------
San Francisco              47      27,361,601        4.38       582,411    5.248     621     746
-------------------------------------------------------------------------------------------------
Contra Costa               35      18,538,884        2.97       529,855    5.208     621     725
-------------------------------------------------------------------------------------------------
Cook                       25      15,279,678        2.44       611,417    5.201     627     743
-------------------------------------------------------------------------------------------------
Fairfax                    27      12,983,853        2.08       481,009    5.060     631     734
-------------------------------------------------------------------------------------------------
Other                     590     298,515,534       47.75       507,148    5.239     617     738
-------------------------------------------------------------------------------------------------
Total:                  1,188    $625,204,752      100.00%     $527,010    5.229%    617     737
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
County Distribution   Score      LTV       LTV        LTV      Maturity     Age
-------------------------------------------------------------------------------
Los Angeles            810     24.44%     69.68%     93.09%       359        1
-------------------------------------------------------------------------------
San Diego              813     31.25      66.68      90.00        359        1
-------------------------------------------------------------------------------
Orange                 809     10.67      70.56      90.00        359        1
-------------------------------------------------------------------------------
Santa Clara            816     11.43      68.88      80.00        359        1
-------------------------------------------------------------------------------
Alameda                816     20.45      73.92      95.00        358        1
-------------------------------------------------------------------------------
San Mateo              807     43.08      74.59      80.00        359        1
-------------------------------------------------------------------------------
San Francisco          804     34.44      75.81      95.00        359        1
-------------------------------------------------------------------------------
Contra Costa           787     59.87      74.93      80.00        358        1
-------------------------------------------------------------------------------
Cook                   802     37.00      71.60      95.00        359        1
-------------------------------------------------------------------------------
Fairfax                815     46.25      73.88      80.00        359        1
-------------------------------------------------------------------------------
Other                  822     23.66      73.49      95.00        359        1
-------------------------------------------------------------------------------
Total:                 822     10.67%     72.26%    95.00%        359        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------------------------
                 Number      Aggregate      Percent       Average
                   of         Current       of Loans      Original     W.A.     Min.    W.A.
                Mortgage     Principal    by Principal   Principal     Gross    FICO    FICO
Original LTV     Loans        Balance       Balance       Balance     Coupon   Score   Score
--------------------------------------------------------------------------------------------
10.01 - 15.00       2      $    999,611        0.16%      $500,000    5.600%    729     761
--------------------------------------------------------------------------------------------
20.01 - 25.00       4         1,693,400        0.27        423,350    5.228     687     735
--------------------------------------------------------------------------------------------
25.01 - 30.00       1           500,000        0.08        500,000    5.500     743     743
--------------------------------------------------------------------------------------------
30.01 - 35.00       9         6,991,408        1.12        777,052    5.230     657     758
--------------------------------------------------------------------------------------------
35.01 - 40.00      12         8,922,078        1.43        743,646    5.062     684     747
--------------------------------------------------------------------------------------------
40.01 - 45.00      14         6,512,979        1.04        465,238    5.366     655     753
--------------------------------------------------------------------------------------------
45.01 - 50.00      31        19,401,176        3.10        626,017    5.244     626     739
--------------------------------------------------------------------------------------------
50.01 - 55.00      34        18,798,415        3.01        553,113    5.395     623     740
--------------------------------------------------------------------------------------------
55.01 - 60.00      50        27,762,330        4.44        555,996    5.261     631     738
--------------------------------------------------------------------------------------------
60.01 - 65.00      66        37,637,861        6.02        570,387    5.360     623     733
--------------------------------------------------------------------------------------------
65.01 - 70.00     132        75,613,359       12.09        573,734    5.219     632     727
--------------------------------------------------------------------------------------------
70.01 - 75.00     129        68,242,732       10.92        530,617    5.213     621     734
--------------------------------------------------------------------------------------------
75.01 - 80.00     672       339,031,317       54.23        505,243    5.206     621     741
--------------------------------------------------------------------------------------------
80.01 - 85.00       1           349,138        0.06        350,000    4.875     738     738
--------------------------------------------------------------------------------------------
85.01 - 90.00      13         5,565,454        0.89        428,203    5.200     617     706
--------------------------------------------------------------------------------------------
90.01 - 95.00      18         7,183,493        1.15        399,129    5.397     627     670
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original LTV    Score     LTV         LTV       LTV       Maturity    Age
-------------------------------------------------------------------------
10.01 - 15.00    809     10.67%     11.13%     11.43%       359        1
-------------------------------------------------------------------------
20.01 - 25.00    768     20.45      22.87      24.44        360        0
-------------------------------------------------------------------------
25.01 - 30.00    743     29.41      29.41      29.41        359        1
-------------------------------------------------------------------------
30.01 - 35.00    807     30.30      32.52      34.44        360        0
-------------------------------------------------------------------------
35.01 - 40.00    805     35.25      37.63      39.88        360        0
-------------------------------------------------------------------------
40.01 - 45.00    822     40.74      42.67      44.92        359        1
-------------------------------------------------------------------------
45.01 - 50.00    797     45.28      48.13      50.00        359        1
-------------------------------------------------------------------------
50.01 - 55.00    805     50.03      52.84      55.00        359        1
-------------------------------------------------------------------------
55.01 - 60.00    815     55.05      57.68      60.00        359        1
-------------------------------------------------------------------------
60.01 - 65.00    806     60.16      63.14      65.00        359        1
-------------------------------------------------------------------------
65.01 - 70.00    813     65.04      68.20      70.00        359        1
-------------------------------------------------------------------------
70.01 - 75.00    816     70.18      73.49      75.00        357        1
-------------------------------------------------------------------------
75.01 - 80.00    817     75.07      79.60      80.00        359        1
-------------------------------------------------------------------------
80.01 - 85.00    738     82.35      82.35      82.35        358        2
-------------------------------------------------------------------------
85.01 - 90.00    791     87.65      89.65      90.00        359        1
-------------------------------------------------------------------------
90.01 - 95.00    756     92.17      94.60      95.00        359        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Total:          1,188      $625,204,752      100.00%      $527,010    5.229%    617     737
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
Total:           822     10.67%     72.26%     95.00%       359        1
-------------------------------------------------------------------------

W.A.: 72.26%
Lowest: 10.67%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

-------------------------------------------------------------------------------------------
                 Number      Aggregate      Percent       Average
                   of         Current       of Loans      Original    W.A.     Min.    W.A.
                Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Original Term     Loans       Balance       Balance       Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
180                   2    $    894,862         0.14%     $448,100    4.655%   729     748
-------------------------------------------------------------------------------------------
300                   2       1,091,859         0.17       546,400    5.604    733     770
-------------------------------------------------------------------------------------------
360               1,184     623,218,030        99.68       527,111    5.230    617     737
-------------------------------------------------------------------------------------------
Total:            1,188    $625,204,752       100.00%     $527,010    5.229%   617     737
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                           W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original Term   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
180              760     72.79%     73.22%     73.92%       180        0
-------------------------------------------------------------------------
300              801     64.52      72.91      80.00        299        1
-------------------------------------------------------------------------
360              822     10.67      72.26      95.00        359        1
-------------------------------------------------------------------------
Total:           822     10.67%     72.26%     95.00%       359        1
-------------------------------------------------------------------------

W.A.: 359.6 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold
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issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2004-J
                                 Total Combined
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $625,204,751.52
Loan Count: 1,188
Cut-off Date: 2004-10-01
Avg. Loan Balance: $526,266.63
Avg. Orig. Balance: $527,010.19
Accelerated Docs: 58.68%
W.A. FICO: 737
W.A. Orig. LTV: 72.26%
W.A. Cut-Off LTV: 72.18%
W.A. Gross Coupon: 5.229%
W.A. Net Coupon: 4.951%
W.A. Svcg Fee: 0.275%
W.A. Trustee Fee: 0.0035%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 OLTV: 2.10%
% over 100 OLTV: 0.00%
% with PMI: 2.10%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 27.40%
W.A. MI Adjusted COLTV: 71.64%
% Second Lien: 0.00%
% with Prepay Penalty: 0.26%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.79%

* FICO not available for 1 loans, or 0.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
$250,001 - $350,000         3.71%
---------------------------------
$350,001 - $450,000        29.38
---------------------------------
$450,001 - $550,000        23.72
---------------------------------
$550,001 - $650,000        15.57
---------------------------------
$650,001 - $750,000         9.78
---------------------------------

---------------------------------
$750,001 - $850,000         4.46
---------------------------------
$850,001 - $950,000         3.07
---------------------------------
$950,001 - $1,050,000       5.40
---------------------------------
$1,050,001 - $1,150,000     0.52
---------------------------------
$1,150,001 - $1,250,000     2.34
---------------------------------
>= $1,250,001               2.05
---------------------------------
Total:                    100.00%
---------------------------------

Average: $527,010.19
Lowest: $333,701.00
Highest: $1,500,000.00

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3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
<= $250,000                 0.03%
---------------------------------
$250,001 - $350,000         3.68
---------------------------------
$350,001 - $450,000        29.58
---------------------------------
$450,001 - $550,000        23.67
---------------------------------
$550,001 - $650,000        15.42
---------------------------------
$650,001 - $750,000         9.78
---------------------------------
$750,001 - $850,000         4.46
---------------------------------
$850,001 - $950,000         3.07
---------------------------------
$950,001 - $1,050,000       5.40
---------------------------------
$1,050,001 - $1,150,000     0.52
---------------------------------
$1,150,001 - $1,250,000     2.34
---------------------------------
>= $1,250,001               2.05
---------------------------------
Total:                    100.00%
---------------------------------

Average: $526,266.63
Lowest: $172,000.00
Highest: $1,500,000.00

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4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

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5. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.61%
---------------------------
Y                     0.39
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

6. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/ PMI      2.10%
------------------------------
Conventional w/o PMI    97.90
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

7. Coupon

-----------------------
Coupon          Percent
-----------------------
3.501 - 3.750     0.06%
-----------------------
3.751 - 4.000     0.39
-----------------------
4.001 - 4.250     0.88
-----------------------
4.251 - 4.500     4.30
-----------------------
4.501 - 4.750     9.06
-----------------------
4.751 - 5.000    18.33
-----------------------
5.001 - 5.250    25.27
-----------------------
5.251 - 5.500    23.25
-----------------------

-----------------------
5.501 - 5.750    10.84
-----------------------
5.751 - 6.000     5.52
-----------------------
6.001 - 6.250     1.60
-----------------------
6.251 - 6.500     0.35
-----------------------
6.501 - 6.750     0.08
-----------------------
6.751 - 7.000     0.09
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.229%
Lowest: 3.625%
Highest: 6.875%

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8. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        5.05%
----------------------
750 - 799       40.35
----------------------
700 - 749       32.54
----------------------
650 - 699       17.93
----------------------
600 - 649        4.05
----------------------
Not Scored       0.09
----------------------
Total:         100.00%
----------------------

W.A.: 737
Lowest: 617
Highest: 822

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9. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             97.90%
-----------------------
UGRIC             0.55
-----------------------
RMIC              0.47
-----------------------
GEMIC             0.30
-----------------------

-----------------------
RGIC              0.28
-----------------------
PMIC              0.26
-----------------------
MGIC              0.23
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

10. Product Type

----------------------
Product Type   Percent
----------------------
10IO/20 12ML     7.03%
----------------------
10/15 12ML       0.08
----------------------
10/20 12ML       2.26
----------------------
3IO/27 12ML     12.11
----------------------
3/12 12ML        0.05
----------------------
3/27 12ML        8.04
----------------------
5IO/25 12ML     40.91
----------------------
5/10 12ML        0.09
----------------------
5/25 12ML       20.99
----------------------
7IO/23 12ML      3.75
----------------------
7/18 12ML        0.09
----------------------
7/23 12ML        4.60
----------------------
Total:         100.00%
----------------------

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11. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

12. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               65.25%
-----------------------------
Refinance-Rate/Term    18.61
-----------------------------
Refinance-Cashout      16.14
-----------------------------
Total:                100.00%
-----------------------------

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13. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

14. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              60.84%
-----------------------
PUD Detach       21.02
-----------------------
Condo            14.46
-----------------------
PUD Attach        1.86
-----------------------
2-Family          0.77
-----------------------
4-Family          0.45
-----------------------
Townhouse         0.22
-----------------------
Cooperative       0.21
-----------------------
3-Family          0.17
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------

--------------------------
Primary             88.53%
--------------------------
Secondary            9.92
--------------------------
Investor             1.55
--------------------------
Total:             100.00%
--------------------------

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16. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             42.65%
------------------------
Standard          41.32
------------------------
Reduced           15.69
------------------------
All Ready Home     0.34
------------------------
Total:           100.00%
------------------------

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17. State

--------------------
State        Percent
--------------------
California    60.94%
--------------------
Florida        7.30
--------------------
Virginia       4.07
--------------------
Maryland       3.14
--------------------
Illinois       3.04
--------------------
Other         21.51
--------------------
Total:       100.00%
--------------------

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18. California

-----------------------------
California            Percent
-----------------------------
Northern California    51.71%
-----------------------------
Southern California    48.29
-----------------------------

-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

19. Zip Code

------------------
Zip Code   Percent
------------------
92037        0.79%
------------------
94558        0.74
------------------
94539        0.63
------------------
29572        0.60
------------------
95014        0.55
------------------
Other       96.68
------------------
Total:     100.00%
------------------

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20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

22. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.16%
-----------------------
20.01 - 30.00     0.35
-----------------------
30.01 - 40.00     2.55
-----------------------
40.01 - 50.00     4.14
-----------------------
50.01 - 60.00     7.45
-----------------------
60.01 - 70.00    18.11
-----------------------
70.01 - 80.00    65.14
-----------------------
>= 80.01          2.10
-----------------------
Total:          100.00%
-----------------------

W.A.: 72.26%
Lowest: 10.67%
Highest: 95.00%

--------------------------------------------------------------------------------

23. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.16%
-----------------------
20.01 - 30.00     0.35
-----------------------
30.01 - 40.00     2.57
-----------------------
40.01 - 50.00     4.14
-----------------------
50.01 - 60.00     7.67
-----------------------
60.01 - 70.00    18.10
-----------------------
70.01 - 80.00    64.91
-----------------------
>= 80.01          2.10
-----------------------
Total:          100.00%
-----------------------

W.A.: 72.18%
Lowest: 10.66%
Highest: 95.00%

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                          99.74%
---------------------------------
36                          0.26
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.1 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
2%ofPPAmnt>20%         0.26%
----------------------------
None                  99.74
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Original Term

-----------------------
Original Term   Percent
-----------------------
180               0.14%
-----------------------
300               0.17
-----------------------
360              99.68
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.6 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
240 or less                0.14%
--------------------------------

-------------------
295 - 300     0.17
-------------------
355 - 360    99.68
-------------------
Total:      100.00%
-------------------

W.A.: 359.0 months
Lowest: 179 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  33.64%
-------------------------
1 - 6              66.36
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

29. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
2.000                 20.21%
----------------------------
5.000                 79.79
----------------------------

----------------------------
Total:               100.00%
----------------------------

W.A.: 4.394%
Lowest: 2.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
8.751 - 9.000           0.15%
-----------------------------
9.001 - 9.250           0.38
-----------------------------
9.251 - 9.500           1.11
-----------------------------
9.501 - 9.750           4.38
-----------------------------
9.751 - 10.000         13.11
-----------------------------
10.001 - 10.250        21.92
-----------------------------
10.251 - 10.500        24.87
-----------------------------
10.501 - 10.750        15.23
-----------------------------
10.751 - 11.000        10.74
-----------------------------
11.001 - 11.250         5.46
-----------------------------
11.251 - 11.500         1.91
-----------------------------
11.501 - 11.750         0.43
-----------------------------
11.751 - 12.000         0.32
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.431%
Lowest: 8.875%
Highest: 11.875%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
31 - 36            20.21%
-------------------------
55 - 60            61.98
-------------------------
79 - 84             8.44
-------------------------
115 - 120           9.37
-------------------------
Total:            100.00%
-------------------------

W.A.: 62.1 months
Lowest: 34 months
Highest: 120 months

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
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

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